Two Blue Hill Plaza, Second Floor, Pearl River, NY 10965
(845) 369-8040

Notice of Annual Meeting of Stockholders	Date and Time: May 26, 2021 11:00 a.m. Eastern Time	Place: Virtual meeting; please visit www.virtualshareholdermeeting.com/STL2021

April 14, 2021

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Sterling Bancorp to be held on Wednesday, May 26, 2021 at 11:00 a.m. Eastern Time. This year's meeting will be a virtual meeting of stockholders where stockholders as of the record date of April 5, 2021 are invited to attend.

During 2020, Sterling Bancorp (the "Company") and its primary operating subsidiary, Sterling National Bank ("Bank"), navigated the challenging environment created by the COVID-19 pandemic, which particularly impacted the New York City region where we operate. Protecting our colleagues and our customers was our foremost concern. In a short period of time, we pivoted the organization to allow non-essential colleagues to work remotely and began the process of outfitting our essential frontline colleagues with personal protective equipment.

As the impact of the pandemic strained our economy, we quickly responded and believe the Company's corporate governance and risk management foundation allowed us to operate in an effective and stable manner. The dedication of our colleagues, the resilience of our business model and the high quality of our client relationships, together with advancements made in our digital transformation, allowed us to achieve many milestones in 2020. Central to our values is a commitment to advancing diversity and inclusion within our organization. In 2020, we redoubled our commitment to supporting organizations that share these values and provide much needed support to the communities in which we operate. The milestones achieved during 2020 are highlighted within this Proxy Statement and our publicly disclosed documents, including our 2020 Annual Report on Form 10-K, which was filed on February 26, 2021.

Specific to our environmental sustainability efforts, while our business model does not include production or distribution in a more traditional sense, we examined ways to reduce waste, promote recycling, migrate to the Cloud environment, conserve energy and educate our colleagues and customers about the benefits on the responsible stewardship of our natural resources. During 2021, we will be publishing our first Environmental, Social and Governance Report to showcase the organization's efforts within these areas. The Company's efforts to build on strong governance, social responsibility and environmental conservation initiatives will continue to be a priority for the Company.

Against the backdrop of an incredibly challenging business environment, the Company remained focused on operating a high performing regional bank and executing on our strategic plan, with the goal of delivering sustainable earnings growth that can drive strong stockholder value. We thank our clients for trusting in our high-level of service, our colleagues for their dedication and you, our stockholders, for your loyalty and support of our Company. We look forward to continuing to provide you with the enduring performance you have come to know from Sterling Bancorp.

Sincerely,

Richard O'Toole Chairman of the Board of Directors	Jack L. Kopnisky President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 26, 2021	Two Blue Hill Plaza, Second Floor, Pearl River, NY 10965 (845) 369-8040

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Sterling Bancorp (the "Company," "Sterling," "we," "our" or "us") will be held on Wednesday, May 26, 2021, at 11:00 a.m. Eastern Time. This year's Annual Meeting will be held virtually via live webcast. You will be able to participate in the Annual Meeting, vote, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/STL2021. The sixteen digit secure control number has been provided to you either via the enclosed proxy card or on the Notice of Internet Availability of Proxy Material. This secure control number will allow you access to provide your electronic ballot as well as participate in the meeting.

Whether or not you plan to participate in the Annual Meeting, we strongly encourage you to review the details found within the Proxy Statement and submit your proxy. You may vote by telephone, Internet or mail by following the instructions in the Proxy Card.

At the Annual Meeting, we will ask you to consider and vote on these proposals:

PROPOSALS FOR CONSIDERATION AND ACTION
PROPOSAL #1:	Election of Twelve (12) directors for a one (1) year term until their successors are elected and qualified;
PROPOSAL #2:	Amendment to the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan;
PROPOSAL #3:	Approval by advisory (non-binding) vote of the compensation of the named executive officers;
PROPOSAL #4:	Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2021; and
PROPOSAL #5:	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
IN THE CASE OF PROPOSAL 1, THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH NOMINEE. FOR PROPOSALS 2, 3 AND 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

The Proposals as presented are discussed in detail in the proxy statement accompanying this Notice of Annual Meeting of Stockholders ("Notice"). Any action may be taken on the proposals at the Annual Meeting on the date specified above, or on the date or dates of the Annual Meeting if it were required to be adjourned or postponed. Stockholders of record at the close of business on April 5, 2021 are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

IMPORTANT DATES
April 5, 2021	RECORD DATE: You can vote if you were a common stockholder of record on April 5, 2021
April 14, 2021	PROXY STATEMENT, FORM OF PROXY AND OUR ANNUAL REPORT ON FORM 10-K DISTRIBUTED
April 14, 2021	NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS DISTRIBUTED (the "Notice")

The Notice of Internet Availability of Proxy Material contains instructions on how to access an electronic copy of our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020. The Notice also contains instructions on how to request a paper copy of the proxy materials.

VOTING OPTIONS
Stockholders have three options for submitting their vote before the 2021 Annual Meeting:
ONLINE	PHONE	MAIL
You may cast your vote electronically via the Internet at www.proxyvote.com.	1-800-690-6903	By signing, dating and returning the proxy card via mail to:Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
THE PROMPT RETURN OF PROXIES OR VOTE BY INTERNET OR TELEPHONE WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES

Please vote as soon as possible to promptly record your vote, even if you plan to participate in the Annual Meeting via the live webcast.

By Order of the Board of Directors

June Ann Byrnes
Corporate Secretary
Pearl River, New York,
April 14, 2021

Sterling Bancorp - 2021 Proxy Statement     |    i

PROXY STATEMENT

PROXY STATEMENT

Sterling Bancorp
Two Blue Hill Plaza, Second Floor
Pearl River, NY 10965
(845) 369-8040

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Sterling Bancorp ("Sterling," "we," "our," "us" or the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting"), which will be held on May 26, 2021, at 11:00 a.m. Eastern Time, and all adjournments and postponements of the Annual Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders of record on or about April 14, 2021.

Stockholders Entitled to Vote

Holders of record of Sterling's shares of common stock, par value $0.01 per share, as of the close of business on April 5, 2021 (the "Record Date"), are entitled to one (1) vote for each share then held. As of the Record Date, there were 192,567,485 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person.

Holders of Sterling's depositary shares, each representing a 1/40th interest in a share of Sterling's Series A Non-Cumulative Perpetual Preferred Stock, referred to as Depositary Shares, are not entitled to vote at the Annual Meeting.

Internet Availability of Proxy Materials

We are making this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, filed on February 26, 2021 (the "2020 Annual Report"), available to our stockholders on our website at www.sterlingbancorp.com.

On or about April 14, 2021 we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and our 2020 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card in order to vote through the Internet, by telephone or by mail. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and proxy card or vote instruction form.

Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Participating in the Annual Meeting

Sterling will host its Annual Meeting live via the Internet. A summary of the information you need to participate in the Annual Meeting online is provided below:
When?	Where?	Who?

11:00 am Eastern Time Wednesday, May 26, 2021	Virtual Meeting www.virtualshareholdermeeting.com/STL2021	Common Stockholders of Record as of April 5, 2021

✓

Stockholders may vote and submit questions while attending the Annual Meeting on the Internet

✓

Information on how to attend and participate via the Internet is posted at www.virtualshareholdermeeting.com/STL2021

✓

Please have your 16-digit control number to enter the Annual Meeting

✓

Webcast replay of the Annual Meeting will be available for up to one year after the meeting date on the Company's website at www.sterlingbancorp.com

Sterling Bancorp - 2021 Proxy Statement     |    1

PROXY STATEMENT

Guide to Voting Matters

Stockholders are being asked to vote on the following matters at the Sterling Bancorp (the "Company," "Sterling," "we," "our" or "us") 2021 Annual Meeting:

Proposal	Our Board's Recommendation	Votes Required for Approval

Proposal I. Election of Directors (page 6)

The Board of Directors of the Company (the "Board") believes that the selected twelve (12) director nominees possess the necessary qualifications, skills and experiences to continue to contribute to an effective and well-functioning Board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

	FOR EACH DIRECTOR NOMINEE	Plurality of the votes entitled to be cast in the election of directors is required to elect all proposed twelve (12) directors to the Company's Board.

Proposal II. Approval of Amendment to the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan (page 18)

The Board has amended the Sterling Bancorp Amended and Restated 2015 Omnibus Plan to increase the number of shares reserved for issuance thereunder by 3,500,000 shares (for an aggregate 10,500,000 shares). The Board believes the amendments are in the best interests of our stockholders as they align with the goals set out by the Company's compensation program.

FOR
Affirmative vote of at least a majority of the votes represented at the Annual Meeting either in person or by proxy is required to approve the amendments to the Amended and Restated 2015 Omnibus Equity and Incentive Plan.

Proposal III. Advisory Non-binding Vote to Approve the Compensation of the Named Executive Officers ("Say-on-Pay") (page 26)

The Company has designed its compensation program to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain meaningful stock ownership in the Company. The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 48 and the compensation tables section beginning on page 56. The Board and the Compensation Committee will take into account the outcome of the Say-on-Pay advisory vote when considering future executive compensation decisions.

FOR
Advisory (non-binding) vote; affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the compensation proposal for the Company's named executive officers.

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PROXY STATEMENT

Proposal	Our Board's Recommendation	Votes Required for Approval

Proposal IV. Ratification of the Appointment of Crowe LLP as Independent Registered Public Accounting Firm (page 27)

The Audit Committee of the Board (the "Audit Committee") has appointed Crowe LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2021. The Audit Committee and the Board believe that the continued retention of Crowe LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of the independent registered public accounting firm.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, is required to approve the ratification of Crowe LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.

Voting Procedures

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments and postponements thereof. Proxies solicited on behalf of the Board will be voted in accordance with the directions given. Where no instructions are indicated, validly executed proxies will be voted "FOR" each of the nominees in Proposal I, "FOR" Proposals II, III and IV set forth in this Proxy Statement and in the discretion of the persons appointed as proxies upon the transaction of such other business as may properly come before the Annual Meeting. Other than the matters listed in the attached Notice of Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

Brokers holding shares in street name for clients who are beneficial owners of such shares are prohibited from giving a proxy to vote such clients' shares on "non-routine" matters in the absence of specific instructions from such clients. This is commonly referred to as a "broker non-vote." Your broker is entitled to vote your shares on the "routine" matter of ratification of the selection of Crowe LLP as the Company's independent registered public accounting firm even if you do not provide voting instructions to your broker. Each of the other proposals is considered a "non-routine" matter.

As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those directors you have listed. Nominees are elected by a plurality of votes cast. Proxies in which the authority to vote for the nominees being proposed is withheld and broker non-votes will not affect the outcome of the vote.

As to the amendments of the Sterling Bancorp Amended and Restated 2015 Omnibus Plan, a stockholder may vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal. The affirmative vote of a majority of the votes cast with respect to the proposal is required. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal.

As to the advisory (non-binding) vote of the compensation of the named executive officers (the "Say-on-Pay Vote"), the proxy card being provided by the Board enables a stockholder to vote for the approval of the Company's executive compensation, the compensation tables and narrative discussions of named executive officer compensation in this Proxy Statement. If this proposal receives a majority of the votes cast, then it will be considered approved. Broker non-votes will not affect the outcome of the vote. This vote is advisory and not binding on the Company, the Board or the Compensation Committee of the Board (the "Compensation Committee"). As a result, the Board may decide that it is in the best interests of the Company and its stockholders to maintain the Company's executive compensation, even if it is not approved by stockholders.

Each stockholder, whether or not he, she or it plans to participate in the Annual Meeting via live webcast, is requested to vote electronically via the Internet or by telephone or by signing, dating and returning the proxy card without delay in the postage-paid envelope if provided. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of Sterling a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the Annual Meeting may revoke his, her or its proxy and vote electronically on each matter brought before the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person. Further, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote at the Annual Meeting.

Sterling Bancorp - 2021 Proxy Statement     |    3

STRATEGIC HIGHLIGHTS

STRATEGIC HIGHLIGHTS

Despite the challenging environment in 2020, we executed on our strategy of operating a high performing regional bank that focuses on serving middle market commercial clients and consumers through a team-based, relationship-oriented single point of contact model. The competencies of our executive leadership team, the implementation of strengthened processes and controls throughout the organization, our robust risk management platform and the resilience of our business model was evident in our full year operating results. Throughout the year, we continuously reinvented the Company to drive results and align incentives to create stockholder value. Financial and strategic highlights for 2020 are detailed below.

Strategic Action	2020 Results

Strength of the Business Model	✓ Strategic measures taken in 2019 and during the first quarter of 2020 proved critical to our operating effectiveness. ✓ We successfully navigated through a near zero interest rate environment.

Loan and Deposit Growth

✓

Commercial loans were $20.0 billion at December 31, 2020. While the economic slow down caused a dampening of loan demand in our core markets, we were nevertheless able to grow our commercial loan book by 5.5% over the prior year.

✓

Core deposits were $21.5 billion at December 31, 2020, an increase of 4.5% over the prior year. During 2020, the Company was proactive in adjusting deposit rates and reducing higher cost funding.

Core Competencies

✓

We leveraged the strength of our existing core competencies to address the needs of our colleagues, clients and the communities we serve.

✓

We focused on key strategies that allowed us to navigate the difficult business environment while proactively managing risk and advancing our strategic initiatives.

Strategic Non-Performing Loan Portfolio Sales

✓

Sold non-performing Residential Portfolio of $53.2 million.

✓

Sold small balance Transportation Finance Loans and Leases of $106.2 million.

✓

Payroll Protection Program loans of $461.7 million to a third-party vendor to handle the forgiveness process.

Corporate Actions

✓

Subordinated Notes Debt Offering with a total value of $225 million closed during the fourth quarter of 2020.

✓

Stock Repurchase Program reinstated during the fourth quarter of 2020 with 1.9 million shares repurchased in the quarter and 6.8 million for the full year.

Tangible Equity	✓ Our diversified asset and deposit generation capabilities helped drive continued earnings and capital generation and allowed us to grow tangible capital and tangible book value per common share.

Strong Capital Position	✓ The Company and the Bank remain well-capitalized.

Organizational Enhancement

✓

Luis Massiani promoted to Chief Operating Officer of the Company. Mr. Massiani has provided critical strategic leadership for the Company. In his expanded role will continue to shape the strategic and operational direction of the Bank.

✓

Beatrice Ordonez joined the Company in January, 2021 and transitioned into the role of Chief Financial Officer as of March 1, 2021. Ms. Ordonez has experience in the financial technology industry having worked in relationship-centric, technology driven companies.

Sterling National Bank Ranked #50 in Forbes' 2021 List of America's Best Banks

✓

This list gauges the financial condition of each of America's 100 largest banks and thrifts by assets and is based on a combination of ten key metrics related to growth, profitability, capital adequacy and asset quality. Sterling continues to maintain its high ranking position.

4     |    Sterling Bancorp - 2021 Proxy Statement

STRATEGIC HIGHLIGHTS

PREPARED FOR MARKET CHALLENGE AND PIVOT TOWARD THE FUTURE

Enhanced Enterprise Risk and Credit Risk Management

✓

We continued to strengthen and enhance the Enterprise Risk Management Program in response to the COVID-19 pandemic and the evolving business environment.

✓

We responded to the challenging credit environment by proactively managing credit risk while providing support to borrowers.

Advancements in Technology, Digital Capabilities and Digital Partnerships

✓

The Company's continued investment in technology allowed it to pivot to a more digital operating environment.

✓

Future Forward Program was rolled out in 2020 to strengthen our digital foundation and to address the future technology needs of our Company, colleagues and clients.

✓

Enhanced oversight over technology risk, including cyber security risk.

✓

Continued to build out our digital bank capabilities, including the launch of our Banking as a Service program which will allow us to partner with financial technology companies and other non-bank financial institutions to expand opportunities with enhanced services to clients while increasing shareholder value.

Single Point of Contact Model

✓

Expansion of our Single Point of Contact model with a focus on growth in high potential segments.

✓

Focus on an extraordinary sales and service experience for our clients through our expertise and with digital tools.

✓

Restructure of the Financial Center network to provide a dedicated team of Business Banking and Private Banking colleagues focused on acquiring and managing the business and personal financial needs of our Business Banking and Private Banking relationship clients.

✓

Reinforced the delivery of a seamless client experience by strengthening the coordination between the Business Banking and Private Banking and the Financial Center teams and our back office Customer Contact Center.

Sterling Bancorp - 2021 Proxy Statement     |    5

PROPOSAL I

PROPOSAL I—ELECTION OF DIRECTORS

The Board currently consists of twelve (12) members, each of whom serves a one-year term which will expire May 26, 2021 at our Annual Meeting.

Each director-nominee ("nominee") has agreed to serve if elected. If any nominee is not able to serve, the Board may designate a substitute or reduce the number of directors serving on the Board. Proxies will be voted for the nominees shown below (or if not able to serve, such substitutes as may be designated by the Board). The Board has no reason to believe that any of the nominees will be unable to serve. The nominees will be elected by a plurality of the votes entitled to be cast in the election of directors. A plurality is generally defined as the excess of the votes cast in favor of a nominee over those cast in favor of any other nominee. You may vote for up to the number of nominees named, and the nominees receiving the largest number of "FOR" votes will be elected to the director positions to be filled. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected. See page 45, "Candidates for Director".

The Nominating and Corporate Governance Committee of the Board (the "Nominating and Corporate Governance Committee") has nominated the current twelve (12) existing members of the Board to serve as directors for a one (1) year term until the 2022 annual meeting of stockholders:

• John P. Cahill	• Robert Giambrone	• James J. Landy	• Richard O'Toole
• Navy E. Djonovic	• Mona Aboelnaga Kanaan	• Maureen Mitchell	• Ralph F. Palleschi
• Fernando Ferrer	• Jack Kopnisky	• Patricia M. Nazemetz	• William E. Whiston

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR.
* * *

Director Nominees

Set forth below are the nominees, their ages and their positions with Sterling, and the length of their directorship. The term for directors currently serving on the Board expires as of May 26, 2021 at our 2021 Annual Meeting. If elected at the 2021 Annual Meeting, each nominee's term will expire at the 2022 annual meeting of stockholders. Depending on when/how each director joined the Company, his or her "length of directorship" may commence prior to any of the following: (i) the closing of the October 2013 merger (the "Provident Merger") of Sterling Bancorp ("Legacy Sterling") with and into Provident New York Bancorp ("Legacy Provident"), whereby Provident Bank ("Legacy Provident Bank") converted into a national bank charter, and Legacy Provident and Legacy Provident Bank (with its name change to Sterling National Bank, the "Bank") adopted the Sterling name; (ii) the June 2015 merger of Hudson Valley Holding Corp. ("Legacy HVB") with and into Sterling Bancorp (the "HVB Merger"); or (iii) the October 2017 merger of Astoria Financial Corporation ("Legacy Astoria") with and into Sterling Bancorp (the "Astoria Merger").

The Company believes that its Board representation ensures oversight of the Company, as well as implementation of its strategic plan and business model. The Nominating and Corporate Governance Committee, on behalf of the entire Board, reviews not only the personal qualities and characteristics in a Board member or potential candidate, but also the individual's diversity of viewpoints, background, skills and experience with respect to accounting and finance, management and leadership, visions and strategy, business operations, business judgment, industry knowledge, knowledge of the community served and corporate governance.

The following discussion includes the business experience for the past five (5) years for each of our nominees, as well as the qualifications that were the basis for the Board determinations that each nominee should serve on the Board.

DIRECTOR INDEPENDENCE

The Board has determined that each of the current Company directors, with the exception of Mr. Kopnisky, is "independent" as defined by the New York Stock Exchange ("NYSE") listing standards and the rules of the Securities and Exchange Commission (the "SEC"). Mr. Kopnisky is not independent due to his position as our CEO. We believe we comply with all applicable requirements of the SEC and NYSE relating to director independence and the composition of the committees of our Board.

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PROPOSAL I

JACK KOPNISKY President & CEO, Non-Independent Director Age: 65 Director since: 2011 Began Board Service with Legacy Provident	Committees: Executive Enterprise Risk

CAREER AND EDUCATION HIGHLIGHTS:

  •
  President and CEO of Legacy Provident and Legacy Provident Bank and President and CEO of the Company (2011 to present). CEO of Sterling National Bank (January 2020)
  •
  CEO of SJB Escrow Corporation (2009 to 2011)
  •
  Partner at Mercatus LLC (2008 to 2009)
  •
  President and CEO of First Marblehead Corporation (2005 to 2008)
  •
  Served in a variety of leadership positions with KeyCorp and predecessor banks (1998 to 2005), including President, Consumer Banking Group; President of KeyBank USA and President of Retail Banking and President and Chief Executive Officer of Key Investment
  •
  B.A., Business Administration and Economics, Grove City College
  •
  Graduate, Stonier School of Banking
  •
  Weatherhead School of Executive Program, Case Western Reserve University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 39 years of experience in the banking and financial services industry, including senior leadership positions as CEO, President, Director and Group Head of commercial banking, consumer finance, community development, private equity, brokerage and asset management businesses
  •
  Strong leadership skills
  •
  Strategic vision for future growth and continued success of the Company

RICHARD O'TOOLE Chairman, Independent Director Age: 64 Director since: 2012 Began Board Service with Legacy Provident	Committees: Executive (Chair) Compensation Nominating and Corporate Governance

CAREER AND EDUCATION HIGHLIGHTS:

  •
  The Related Companies, a real estate development and management company:
  •
  Executive Vice President (2008 to present)
  •
  General Counsel (2014 to present)
  •
  Consultant (2005 to 2008)
  •
  Partner at Paul Hastings Janofsky & Walker (2000 to 2005)
  •
  Board Member Equinox Holding Inc. (privately held) (2016 to present) Compensation Committee
  •
  Board Member Motivate (privately held) (2015 to present) Compensation Committee
  •
  Board Member, Ladder Capital Corp. (NYSE: LADR) (2017 to 2019)
  •
  B.A., St. John's University
  •
  J.D., St. John's University, School of Law
  •
  LL.M., New York University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 38 years of legal and merger and acquisition experience and knowledge of real estate and tax matters
  •
  Strong leadership skills and corporate governance oversight
  •
  Familiarity with the market and communities in which Sterling National Bank does business

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PROPOSAL I

JOHN P. CAHILL Independent Director Age: 62 Director since: 2011 Began Board Service with Legacy HVB	Committees: Nominating & Corporate Governance (Chair) Compensation Executive Other current public company directorships: Ecoark Holdings, Inc.

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Chancellor to the Archdiocese of New York, overseeing the temporal matters of the Archdiocese of New York (2019 to present)
  •
  Counsel at Norton Rose Fulbright LLP which acquired Chadbourne & Parke LLP (2007 to 2019)
  •
  Co-Founder and Principal of the Pataki-Cahill Group LLC, a strategic consulting firm focusing on the economic and policy implications of domestic energy needs (2007 to present)
  •
  Served in various capacities in the administration of the Governor of New York George E. Pataki (from 1997 to 2006), including Secretary and Chief of Staff to the Governor (2002 to 2006)
  •
  Board Member, Ecoark Holdings, Inc. (OTCQX: ZEST) (2016 to present) Nominating and Corporate Governance (Chair) and Audit and Compensation Committees
  •
  Director, TBS International (privately held) (2008 to 2012) Nominating and Corporate Governance and Compensation Committees
  •
  B.A., Fordham University
  •
  J.D., Pace University School of Law
  •
  LL.M., Pace University School of Law

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Extensive experience as an attorney in government and in business
  •
  Affiliations and active involvement in various civic and non-profit organizations within the Company's markets
  •
  Extensive knowledge of the Company and the communities Sterling National Bank serves

NAVY E. DJONOVIC Independent Director Age: 55 Director since: 2010 Began Board Service with Legacy Provident	Committees: Audit

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Partner at Maier Markey & Justic LLP, a certified public accounting firm, providing outsourced business office, accounting, auditing and consulting services (2010 to present)
  •
  Director of Operations at Mikimoto (America) (1998 to 1999)
  •
  Senior Accountant at Arthur Anderson (1996 to 1998)
  •
  Staff Accountant at Deloitte & Touche LLP (1994 to 1996)
  •
  Certified Public Accountant, New York State (active member)
  •
  Serves on the Boards of a number of non-profit and civic organizations in Westchester County including the Westchester County Association
  •
  B.A., Accounting, Fordham University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Experience as a certified public accountant working in a public accounting firm
  •
  Background in finance and operations
  •
  A member of, and Director at, several business organizations throughout Westchester County, provides insight on local communities where Sterling National Bank does business

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PROPOSAL I

FERNANDO FERRER Independent Director Age: 70 Director since: 2002 Began Board Service with Legacy Sterling	Committees: Nominating and Corporate Governance Enterprise Risk

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Co-Chairman of Mercury Public Affairs, LLC, a part of Omnicom Group Inc., which specializes in public affairs related to business, government, politics and media (2006 to December, 2020)
  •
  Appointed to the Board of the Metropolitan Transit Authority ("MTA") by Governor Andrew Cuomo (2011 to 2019) serving as Vice Chairman of the Board. Served as Acting Chairman of the Board from November 2018 to March 31, 2019 and previously served in such role from February to June 2017 and from January to June 2013
  •
  City University of New York Board of Trustees (2016 to present)
  •
  President of the Drum Major Institute for Public Policy, a non-partisan, non-profit think tank (2002 to 2004)
  •
  Bronx Borough President (1987 to 2001)
  •
  B.A., University Heights College of Arts and Sciences, New York University
  •
  M.P.A., Baruch College of the City University of New York

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 32 years of leadership experience in New York City government
  •
  Extensive experience with New York City businesses, including real estate and housing, business development and community relations
  •
  Risk management experience through service on the MTA Board

ROBERT GIAMBRONE Independent Director Age: 66 Director since: 2015 Began Board Service with Legacy Astoria	Committees: Audit Enterprise Risk

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Pioneer Realty Holdings, LLC (2017 to present)
  •
  Director, Chief Financial and Administrative Officer and Executive Vice President of Keefe, Bruyette & Woods, Inc. (2002 to 2013)
  •
  Executive Director and Chief Administrative Officer of Morgan Stanley Investment Management (1995 to 2002)
  •
  Partner of KPMG LLP (1987 to 1995)
  •
  Board member, WSP USA Holdings, Inc. (a wholly-owned subsidiary of WSP Global Inc. (TSX: WSP) (2015 to present) Government Security Committee
  •
  B.B.A. Accounting, Iona College
  •
  Certified Public Accountant, New York State
  •
  Series 27, 7 and 63 Securities Licenses held

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 44 years of experience in accounting and finance with over 18 years of experience in operating a financial services business
  •
  Executive Management and operational positions in the financial services industry
  •
  Broad financial services, risk management and investment management expertise. Familiarity with the market and communities in which Sterling National Bank does business

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PROPOSAL I

MONA ABOELNAGA KANAAN Independent Director Age: 53 Director since: 2019	Committees: Audit Enterprise Risk

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Founder and Managing Partner of K6 Investments LLC, a private investment firm that invests globally in the financial services, technology, consumer products and entertainment industries (2011 to Present)
  •
  President and CEO of Proctor Investment Managers LLC, a private equity firm she co-founded in 2002 which invested in traditional and alternative asset management companies (2002 to 2013)
  •
  Board Member and Independent Director of Siguler Guff & Company Small Business Credit Opportunities Fund (2015 to 2019) Audit and Nominations and Governance Committees
  •
  Member, Board of Advisors, Ibancar a FinTech specialized in collateralized consumer lending in Spain
  •
  Trustee, The Fashion Institute of Technology, State University of New York
  •
  Trustee, The Chapin School, Co-Chair of Advancement Investment and Finance Committees
  •
  Trustee, International House of New York
  •
  Women's Director Development Program, Kellogg School of Management at Northwestern University
  •
  B.S. Economics, University of Pennsylvania, The Wharton School of Business
  •
  MBA, Finance and International Business, Columbia Business School

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Experienced CEO, entrepreneur, private equity investor and corporate board director with nearly 30 years of experience in the financial services sector
  •
  Over 21 years in leadership roles such as Founder, CEO, President and Portfolio Manager and advisor to global banks and investment funds
  •
  Invested, divested and managed transformative strategic transactions in a broad range of asset classes, investment strategies, product areas and distribution channels

JAMES J. LANDY Independent Director Age: 66 Director since: 2000 Began Board Service with Legacy HVB	Committees: Enterprise Risk

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Chairman of the Board of Directors of Legacy HVB and Hudson Valley Bank N.A. ("HV Bank") (January 2015 through June 2015) and Executive Chairman (2012 to 2014). Served in a variety of other senior positions of HV Bank from 1977 to 2012 including eleven years as President and CEO
  •
  Serves on the Boards of several civic, municipal, charitable and ecumenical organizations throughout the New York Metropolitan area
  •
  B.A., Manhattan College
  •
  Graduate, Stonier School of Banking
  •
  M.B.M., Banking, Louisiana State University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 44 years of commercial banking experience
  •
  As the former President and CEO of HV Bank, brings to the Board invaluable knowledge and expertise regarding the financial services industry
  •
  Extensive executive management experience with a unique perspective and understanding of Sterling National Bank's clients, products and operations

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PROPOSAL I

MAUREEN MITCHELL Independent Director Age: 69 Director since: 2018	Committees: Compensation Enterprise Risk Executive

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Senior Advisor, The Boston Consulting Group (2017 to present) Management Advisor on issues of strategy transformation, product development and digital execution.
  •
  Management Advisor on issues of strategy transformation, product development and digital execution.
  •
  President, Global Sales and Marketing, GE Asset Management, Inc. (2009 to 2016)
  •
  Global Head of Distribution, Highland Capital Management, LP (2008 to 2009)
  •
  Board of Trustees, Natixis/Loomis Sayles Mutual Funds (2017 to present) Contracts and Governance Committees
  •
  Board Member, Fieldpoint Private Bank and Trust (privately held) (2017 to 2018) Credit and Compensation Committees
  •
  Board Member, Investment Company Institute (ICI Board of Governors) (2015 to 2016)
  •
  Board Member, GE Asset Management, Inc. (2009 to 2016)
  •
  Board Member, GE Investment Distributors, Inc. appointed President (2014 to 2016)
  •
  Board Member, GE Asset Management, Ltd. (2012 to 2016)
  •
  Board Member, GE Asset Management Funds II PLC (Dublin-based) (2012 to 2014)
  •
  B.A., City College of New York and M.S.W., Fordham University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Experienced corporate board director and C-Suite executive for global companies, with more than 30 years in the financial services sector.
  •
  Broad experience in banking, asset management, insurance, and private equity.
  •
  Strong history of driving growth and transforming organizations through the lens of strategic vision. Expertise includes M&A, distribution, product development, digital transformation and regulatory oversight for large platforms.
  •
  Led the successful integration of organizations in high profile transactions.
  •
  Advisor for start-up companies.

PATRICIA M. NAZEMETZ Independent Director Age: 71 Director since: 2013 Began Board Service with Legacy Astoria	Committees: Compensation (Chair) Nominating and Corporate Governance Other current public company directorships: YRC Worldwide Inc.

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Principal of NAZ DEC LLC (2011 to present)
  •
  Corporate Vice President and Chief Human Resources Officer of Xerox Corporation (1999 to 2011)
  •
  Human Resources Department of Xerox Corporation in positions of increasing responsibility (1979 to 1999)
  •
  Board Member, YRC Worldwide, Inc. (NASDAQ:YRCW) (2015 to present) Compensation Committee Chair
  •
  Board Member, Muscular Dystrophy Association (privately held) (2014 to present) Governance Committee Chair
  •
  Board Member, Board of Trustees, Fordham University (1997 to 2017)
  •
  Board Member, WMS Industries Inc. (2007 to 2013) Compensation Committee Chair
  •
  Board Member, Energy East Corp. (2007 to 2009) Compensation Committee Chair
  •
  B.A., Fordham University
  •
  M.A., Fordham University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 40 years of experience in human resources, over 11 of which were spent in an executive officer position
  •
  Knowledge of all aspects of human resources management
  •
  Familiarity with the business community in the markets where Sterling National Bank does business

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PROPOSAL I

RALPH F. PALLESCHI Independent Director Age: 74 Director since: 1996 Began Board Service with Legacy Astoria	Committees: Compensation Nominating and Corporate Governance

CAREER AND EDUCATION HIGHLIGHTS:

  •
  President, Chief Operating Officer, and Director of First Long Island Investors, LLC and FLI Investors, LLC (successor companies of First Long Island Investors, Inc.) (1983 to present)
  •
  Co-Founder of First Long Island Investors, Inc. in 1983
  •
  Chief Operating Officer of New York Islanders hockey team (1993 to 1997)
  •
  Vice President Finance and Chief Financial Officer of Entenmann's Inc. (1977 to 1983)
  •
  Employee of Peat Marwick, Mitchell & Co. (predecessor of KPMG LLP) (1968 to 1977)
  •
  Chairman of the Board of Trustees of Variety Child Learning Center
  •
  Member of the Board of Directors of the Viscardi Center Investment Committee Chair
  •
  B.B.A., St. John's University
  •
  Certified public accountant

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 38 years of experience in reviewing and maintaining systems of internal controls and in financial controls, reporting and analysis
  •
  Experience and knowledge in finance, accounting, wealth management and the equity markets
  •
  Former Chairman of the Board of Directors of Legacy Astoria having an in depth knowledge of financial services industry

WILLIAM E. WHISTON Independent Director Age: 67 Director since: 2013 Began Board Service with Legacy HVB	Committees: Enterprise Risk (Chair)

CAREER AND EDUCATION HIGHLIGHTS:

  •
  Chief Financial Officer of the Archdiocese of New York, a religious not-for-profit organization, based in New York City (2002 to present)
  •
  Served in a number of executive positions at Allied Irish Bank, including lending, product development and operations/compliance (1972 to 2002)
  •
  Trustee, St. Patrick's Cathedral, St. Patrick's Landmark Foundation and St. Joseph's Seminary
  •
  Member, Provident Healthcare, the member of Archcare, the healthcare arm of the Archdiocese of New York
  •
  Board Member, Mutual of America, (2011 to present), Audit Committee
  •
  B.A., Pace University
  •
  M.B.A., Stern School of Business, New York University

SELECTED DIRECTOR QUALIFICATIONS:

  •
  Over 44 years of business experience in the areas of finance, financial services and e-commerce
  •
  Former bank executive with experience in a wide range of roles. Provides the Board with a unique perspective on business management matters
  •
  Knowledge of the communities in which Sterling National Bank serves

12     |    Sterling Bancorp - 2021 Proxy Statement

PROPOSAL I

BOARD DIVERSITY, EXPERIENCE AND TENURE

Consistent with the Company's Corporate Governance Guidelines, the composition of the board includes a broad range of skills, expertise, industry knowledge and diversity of opinion. Four of our directors are women; and all but one of our Board members are independent under the rules of the NYSE.

The Nominating and Corporate Governance Committee maintains, and periodically updates, non-exclusive "Board membership criteria" to assist the Committee in evaluating candidates for the Board. These criteria, and an indication of the criteria satisfied by the nominees, are presented below:

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PROPOSAL I

DIRECTOR COMPENSATION

GENERAL

The following discussion outlines the compensation that was earned by non-employee directors during 2020. Directors who are employed by us do not receive additional compensation for their service on the Board.

The Company uses a combination of cash and stock to attract and retain qualified candidates to serve on the Board. Equity compensation provides the opportunity for directors to be compensated based on the Company's total stockholder return and aligns directors' interests with those of the Company's stockholders. The Nominating and Corporate Governance Committee reviews director compensation and benefits annually and makes recommendations to the Board. See the "2020 Director Compensation" table below.

2020 BOARD COMPENSATION

In 2020, the structure of our Board compensation was unchanged from 2018. The Nominating & Corporate Governance Committee reviews the Board's compensation relative to our peer group.

CASH RETAINER

For 2020, directors of the Company received an annual retainer fee of $48,000. Directors also received a fee of $1,500 per Board meeting attended and $1,000 per committee meeting attended. The Chair of each committee received an additional retainer fee for his or her oversight of the committee. The fee structure for the Chair's fees are as follows: the Audit Committee Chair received $20,000; the Compensation and Nominating and Corporate Governance Committee Chairs each received $10,000; and the Executive and Enterprise Risk Committee Chairs each received $7,500. Directors who are also employees of the Company are not eligible to receive any fees for their service as a director.

STOCK AWARDS AND STOCK OPTION GRANTS

For service rendered during 2020, each non-employee director of the Company was granted a restricted stock award valued at $50,000, on December 30, 2020 the award vested upon grant.

2021 BOARD COMPENSATION

The Nominating and Corporate Governance and the Compensation Committees engaged the Company's Compensation Consultant, Compensation Advisory Partners ("CAP"), to perform an evaluation of the Company's Director Compensation program benchmarking the program against the director compensation of our Company's peer group. Based on this study, it was determined that Sterling's current average total director compensation was 17% below the peer median. Results of the study were reviewed by the Nominating and Corporate Governance and Compensation Committees in 2020 and it was jointly determined that, in light of the market conditions in which the Company was operating, any modification to Director Compensation would be addressed at a later time.

During 2021, the Nominating and Corporate Governance and Compensation Committees reviewed an updated Director Compensation program study provided by CAP and determined to increase Director Compensation in 2021 to align with the growth of the Company and director compensation of our peer group. The Director Compensation program for 2021 increases the annual cash retainer to $65,000, eliminates fees for attending Board and Committee meetings and increases the equity award to $70,000 in restricted stock with a one-year vesting period. The fee structure for the Chair of each of the Committes will be as follows: the Audit Committee Chair will receive $30,000; the Compensation Committee Chair will receive $20,000, the Nominating and Corporate Governance Chair will receive $20,000; the Enterprise Risk Committee Chair will receive $20,000; the Executive Committee Chair will receive $10,000 and the Credit Risk Sub-Committee Chair will receive $10,000. The Non-Executive Chair of the Board will receive an additional retainer of $70,000.

The non-employee Directors members received an annual restricted stock award of 3,433 shares valued at approximately $70,000 at the date of the grant based on the Company's stock price as of February 8, 2021. The restricted shares are subject to a one-year vesting requirement.

STERLING NATIONAL BANK DEFERRED DIRECTOR FEE PLAN

Effective January 1, 2016, the Company amended, restated and renamed the 2005 Deferred Director Fee Plan to the Sterling National Bank Deferred Director Fee Plan (the "Deferred Fee Plan"). Pursuant to the Deferred Fee Plan, non-employee directors may elect to defer all or a portion of their Board fees earned during a calendar year. Directors Cahill and Ferrer participated in the Deferred Fee Plan in 2020. Each director may express to the committee appointed to administer the Deferred Fee Plan a preference as to how the

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PROPOSAL I

director's deferral account should be hypothetically invested among the investment options designated by the committee (which may include the Company's common stock).

Under the terms of the Deferred Fee Plan, deferred amounts are credited to a bookkeeping account established in the name of each director. Deferral accounts are generally paid to a director in quarterly installments over five (5) years (unless the director elects, in compliance with Internal Revenue Code Section 409A, payment in a lump sum or payment in installments over a different number of years) commencing as of the earliest of (a) the date elected by the director, (b) the director's attaining age 75, or (c) the director's separation from service. In the event of the director's death, the director's deferral account is paid to the director's designated beneficiary in the same form as it would otherwise have been paid to the director, commencing in the first calendar quarter after death. In the event of a change in control of the Company or the Bank, directors' deferral accounts are required to be paid to directors in the form of a lump sum payment within 60 days after the change in control. A director may request an early distribution from the director's deferral account in the event of hardship within the meaning of Internal Revenue Code Section 409A. Distributions are made in cash, except that to the extent that a director's deferral account is hypothetically invested in shares of Company common stock, in which case the distribution is made in the form of Company common stock (subject to the director being eligible to elect distribution in cash after a change in control).

All obligations arising under the deferred compensation agreements are payable from the Company's general assets; however, the Company may establish a rabbi trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements.

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PROPOSAL I

The following table sets forth compensation information with respect to our non-employee directors during 2020.

2020 DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($) (e)	Total ($) (f)

John P. Cahill	$79,750	(2)	$49,992	$—	$—	$129,742
Navy E. Djonovic	72,000		49,992	—	—	121,992
Fernando Ferrer	71,250	(2)	49,992	—	—	121,242
Robert Giambrone	74,250		49,992	—	—	124,242
Mona Aboelnaga Kanaan	76,250		49,992	—	—	126,242
James. J. Landy	76,750		49,992	—	—	126,742
Maureen B. Mitchell	71,750		49,992	—	—	121,742
Patricia M. Nazemetz	78,750		49,992	—	—	128,742
Richard O'Toole	137,250		49,992	—	—	187,242
Ralph F. Palleschi	68,250		49,992	—	—	118,242
Burt Steinberg	90,250		49,992	—	—	140,242
William E. Whiston	76,250		49,992	—	—	126,242

(1)
Represents the value of restricted stock awards based on the Company's closing stock price on December 30, 2020 of $17.97.
(2)
Amount includes the contribution to the Deferred Fee Plan pursuant to the terms of such plan.

DIRECTOR OUTSTANDING EQUITY AWARDS AND OPTIONS

The following table sets forth information concerning phantom stock exercisable for Company common stock for each non-employee director outstanding at December 31, 2020, whether granted in 2020 or earlier. There were no unexercised options or unvested restricted stock units held by any non-employee director outstanding at December 31, 2020, whether granted in 2020 or earlier.

Stock Awards
Name (a)	Number of Shares of Phantom Stock that have not been exercised (#) (b)

John P. Cahill	678 (1)
Navy E. Djonovic	—
Fernando Ferrer	—
Robert Giambrone	—
Mona Aboelnaga Kanaan	—
James. J. Landy	—
Maureen B. Mitchell	—
Patricia M. Nazemetz	—
Richard O'Toole	—
Ralph F. Palleschi	—
Burt Steinberg	—
William E. Whiston	—

(1)
Grant of phantom stock exercisable immediately upon settlement, pursuant to the terms of the Company's Directors Deferred Compensation Plan.

16     |    Sterling Bancorp - 2021 Proxy Statement

PROPOSAL I

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations, including Regulation O. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore generally prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Consistent with the Company's Code of Ethics, proposed transactions with related persons must be disclosed to the Company. The Board must approve such transactions with directors or executive officers to the extent required under the Code of Ethics. The director or executive officer is required to disclose all non-privileged information the person has, and thereafter may not partake in any decision-making process. The Board evaluates the transaction, and may approve, reject, or set other conditions in its discretion. To qualify for approval, a transaction must be on the same terms and conditions as would be reasonable if entered into with an unrelated third party. In the case of a proposed transaction with or related to a director, the Board will also consider the effect, if any, the transaction would have on the independence of the director.

A number of our directors and officers and certain business organizations associated with them have been clients of our banking and other subsidiaries. During the year ended December 31, 2020, all extensions of credit to these persons, which were made only by the Bank, have been made in compliance with Regulation O. We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board. Regulation O is made applicable to the bank by provisions of the Home Owners' Loan Act and the regulations of the Office of Comptroller of the Currency. Under these policies implemented for the purposes of the Bank, extensions of credit that exceed regulatory thresholds must be approved by the Board of the Bank.

During 2020, there have not been any transactions to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest other than equity and other compensation, termination, change in control and other arrangements, which are described in the sections captioned "Executive Compensation—Potential Payments Upon Termination or Change in Control"

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PROPOSAL II

PROPOSAL II—APPROVAL OF AMENDMENT TO THE STERLING BANCORP AMENDED AND RESTATED 2015 OMNIBUS EQUITY AND INCENTIVE PLAN

Under the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan (the "Omnibus Plan"), 726,056 shares remain available for future grants as of April 5, 2021. At the Annual Meeting, stockholders will be asked to approve an amendment to the Omnibus Plan in order to increase the number of shares reserved for issuance thereunder by 3,500,000 shares (10,500,000 shares in the aggregate). As of April 5, 2021 there were options outstanding to purchase 262,675 shares of our common stock granted under the Omnibus Plan and our previous equity incentive plans, and 726,056 shares of common stock available for issuance pursuant to awards to be granted under our Omnibus Plan. We are required to obtain stockholder approval of the further amended and restated Omnibus Plan under the rules of the NYSE. This approval is also necessary to permit us to grant incentive stock options ("ISOs") to employees under Section 422 of the Internal Revenue Code, as amended (the "Code"). The further amended and restated Omnibus Plan was approved by the Board on March 31, 2021.

If the further amended and restated Omnibus Plan is approved by our stockholders, the following amendments will be made to the Omnibus Plan: (1) an increase of the shares available for issuance under the Omnibus Plan with the maximum number of shares available for issuance increased to 10,500,000 shares from 7,000,000 shares; and (2) related minor administrative changes.

Our Board believes the amendment to the Omnibus Plan to increase the number of shares reserved thereunder is necessary for the Company to have the ability to grant shares of the Company's common stock in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), deferred stock, other stock-based awards, performance awards, substitute awards, annual cash incentive awards, and any other stock awards permitted under the Omnibus Plan in order to attract and retain qualified non-employee directors and executive personnel. The increase in shares will help the Company achieve this goal. It is the judgment of the Board that the proposed amendments to the Omnibus Plan are in the best interests of the Company and its stockholders.

This proposal, and the effectiveness of the further amended and restated Omnibus Plan will not affect awards previously granted under the Omnibus Plan or the shares currently reserved for issuance under the Omnibus Plan; however, as indicated above, only 726,056 shares of common stock remain available for grant under the Omnibus Plan as of April 5, 2021. If the further amended and restated Omnibus Plan is approved by our stockholders at the Annual Meeting, our stockholders may suffer further dilution upon the exercise of future awards granted under the Omnibus Plan, to the extent that more shares are authorized for issuance, and are issued, under the further amended and restated Omnibus Plan.

Key Considerations

The Board of Directors anticipates that the 3,500,000 shares being requested under this proposal will be sufficient to grant stock-based incentive compensation to our employees and non-employee directors for three years, assuming historical grant practices, but may vary based on changes in participation and Sterling's stock price. In determining the number of additional shares to request in this amendment, the Board of Directors considered our "Burn Rate"(1) and "Overhang,"(2) which we believe are reasonable and reflective of our responsible approach to equity compensation. The Board of Directors considered the expansion of our equity program in recent years to include 30% of our colleagues. We believe granting equity awards below the executive level strengthens the link between our compensation program and long-term shareholder value and is in the best interest of our shareholders.

	2018	2019	2020	Average

Stock awards/units granted	813,239	1,544,013	1,652,071	—
Stock options granted	—	—	—	—

Total awards granted	813,239	1,544,013	1,652,071	—
Basic weighted avg. shares outstanding	224,299,488	205,679,874	194,084,358	—

Burn Rate(1)	0.36%	0.75%	0.85%	0.65%

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PROPOSAL II

(1)
"Burn rate" is a measure of annual share usage. Our three-year average burn rate is 0.65%, which approximates the median of our 2020 peer group. Burn rate was calculated based on share utilization information for our fiscal years ended December 31, 2018, 2019, and 2020.
(2)
"Overhang" is a measure of potential dilution. As of April 5, 2021, our overhang was 2.2%, which is below the 25th percentile of our 2020 peer group. Overhang was calculated based on share information as of April 5, 2021 as follows:

A	Non-vested stock awards/stock units outstanding(3)	3,257,226
B	Stock options outstanding(4)	262,675
C	Shares remaining available under the 2015 Omnibus Plan	726,056
D	Common stock issued and outstanding	192,567,485

	Overhang [(A + B + C) / D](2)	2.2%

(3)
The non-vested stock awards/stock units outstanding on April 5, 2021 had a weighted average grant date fair value of $19.37.
(4)
The stock options outstanding on April 5, 2021 had a weighted average exercise price of $11.41 and a remaining life of 2.60 years.

Including the proposed increase of 3,500,000 shares to the shares available for issuance, our overhang would be 4.0%, which is between the 25th percentile and median relative to our 2020 peer group.

BRIEF SUMMARY OF THE FURTHER AMENDED AND RESTATED OMNIBUS PLAN

Following is a brief description of the Omnibus Plan. The full text of the further amended and restated Omnibus Plan is attached as Annex A to this proxy statement, and the following description is qualified in its entirety by reference to such Annex A.

The Omnibus Plan provides for the granting of stock options, SARs, restricted stock, RSUs, deferred stock, other stock-based awards, performance awards, substitute awards, and annual cash incentive awards to certain employees and non-employee directors of the Company, the Bank, and their subsidiaries. As discussed below, the Omnibus Plan does not permit the repricing of options or SARs or the granting of discounted options or SARs, and does not contain an "evergreen" or similar provision.

The Omnibus Plan includes provisions designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code, as modified by the Tax Cuts and Jobs Act of 2017 with respect to "performance-based compensation" paid pursuant to written binding contracts in effect on November 2, 2017 ("Grandfathered Awards"). In addition, it is our intention that all awards granted under the Omnibus Plan are structured in such a way as to comply with Section 409A of the Code or an exception thereto, and the Omnibus Plan is interpreted and administered in a manner as that is consistent with Section 409A.

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PROPOSAL II

KEY PROVISIONS OF THE OMNIBUS PLAN

The Omnibus Plan includes a number of provisions designed to serve stockholders' interests and facilitate effective corporate governance, including the following:

KEY PROVISIONS
Minimum one Year Vesting

•

Awards are required to have a vesting, restriction, or performance period of at least one (1) year; provided, however, that awards for up to 5% of the Omnibus Plan's authorized and available shares may be granted without such one (1) year requirement.

No Stock Option Repricing or Exchange	• The Omnibus Plan does not permit the repricing of options or SARs or the exchange of underwater options or SARs for cash or other awards without stockholder approval.
No Tax Gross-Ups	• Awards do not contain tax gross-up provisions.
No Discounted Awards	• Options and SARs are not granted with an exercise price that is lower than the fair market value of the common stock on the date of grant.
No "Evergreen" Provision

•

The Omnibus Plan does not contain an "evergreen" or similar provision. The Omnibus Plan fixes the number of shares available for future grants and does not provide for any increase based on increases in the number of outstanding shares of common stock (other than through stock splits or similar events).

"Double-Trigger" Vesting Upon Change in Control	• All awards under the Omnibus Plan vest under a "double-trigger" provision upon a change in control, which requires both a change in control and an employment termination event.
Awards Subject to Clawback	• All awards under the Omnibus Plan are subject to forfeiture, recoupment or other penalties pursuant to the Company's clawback policy.
Deductibility of Awards	• The Omnibus Plan includes provisions to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code for Grandfathered Awards.
Limit on Awards to Any One Non-Employee Director	• The number of shares of common stock that may be granted to any one non-employee director during any calendar year may not exceed 10,000.
Share Counting	The following factors affect the calculation of the number of shares of common stock as to which equity awards may be granted under the Omnibus Plan:

•

All shares granted under the Omnibus Plan, including stock options and SARs, are counted as using one (1) share available under the Omnibus Plan for every one (1) share delivered under the awards.

•

Any shares that are subject to equity awards that are not stock options or SARs are counted as using one (1) share available under the Omnibus Plan for every one (1) share delivered under those awards.

•

Any shares related to awards under the Omnibus Plan that terminate by expiration, forfeiture or that are otherwise settled in cash in lieu of shares will be available again for grant under the Omnibus Plan.

•

The following shares may not again be made available for grant in respect of awards under the Omnibus Plan: (1) shares tendered by the participant or withheld by the Company in payment of the exercise price of a stock option, or to satisfy any tax withholding obligation with respect to an award; (2) shares subject to a stock-settled SAR that are not issued in connection with its settlement or exercise thereof; (3) shares reacquired by the Company on the open market or otherwise with the cash proceeds from the payment of the exercise price of a stock option; and (4) shares that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a substitute award or for any other reason.

Administration.    The Omnibus Plan is administered by the Compensation Committee or other committee otherwise appointed by the Board from time to time. The Compensation Committee determines, among other items, the selection of those to be granted awards under the Omnibus Plan out of those eligible for participation and the terms and conditions of any award consistent with the terms and conditions of the Omnibus Plan. The Compensation Committee must consist of two (2) or more members, and each member must:

  •
  not be a current or former officer or employee of the Company, the Bank or any of their subsidiaries

  •
  be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")

  •
  be an "outside director" within the meaning of Section 162(m) of the Code, with respect to Grandfathered Awards

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PROPOSAL II

  •
  be an independent director within the meaning of the rules of the NYSE

Currently, the Compensation Committee is comprised of five (5) independent directors who meet these requirements. The Compensation Committee has the authority to interpret the provisions of the Omnibus Plan, and to make any other determinations it believes necessary or advisable for the administration of the Omnibus Plan. The Compensation Committee may delegate any or all of its authority to administer the Omnibus Plan as it deems appropriate to a subcommittee of one or more of its members.

By resolution, the Compensation Committee may authorize any subcommittee, the Chief Executive Officer or other executive officer of the Company to (1) designate any Executive or lower-level employees to receive awards pursuant to the Omnibus Plan; (2) determine the size of any such awards; or (3) cancel or suspend any awards, provided:

    •
    any resolution of the Compensation Committee must specify the total number of shares awarded and the amount and form of consideration to be received for such awards

    •
    the Compensation Committee (1) may not authorize any officer to designate himself or herself as the recipient of an award, and (2) may not delegate such responsibilities to any officer for awards granted to an employee who is an executive officer subject to Section 16 of the Exchange Act

The Omnibus Plan will automatically terminate the day before the tenth (10) year anniversary of its 2015 effective date, unless terminated earlier by the Board.

Overall Limit on Awards under the Further Amended and Restated Omnibus Plan.    Our stockholders adopted the 2015 Omnibus Plan on May 28, 2015 and approved further amendments on May 29, 2019. The amendment to the Omnibus Plan that is the subject of this proposal was approved by the Board on March 31, 2021. The maximum number of shares originally authorized under the 2015 Omnibus Plan was 4,454,318 shares, which was increased by 2,545,682 shares to 7,000,000 shares in 2019. The further amended and restated Omnibus Plan would increase the number of shares available by 3,500,000 shares to 10,500,000 total shares under the Omnibus Plan.

It is intended that the additional shares to be delivered under the Omnibus Plan will be made available from authorized but unissued shares of Company common stock or from treasury shares. Shares awarded will be removed from the share reserve as of the grant date, and will be added back to the share reserve as described under "Share Counting" above. On each grant of a stock option or SAR, each share underlying the award will be counted as one (1) share against this limit. On each grant of any other Omnibus Plan award, each share underlying the award will be counted as one (1) share against this limit.

Eligibility.    The Compensation Committee (or its delegates) selects the individuals who may participate in the Omnibus Plan. Any employee or non-employee director of the Company, the Bank, or any of their subsidiaries, may be eligible to participate. From time to time, the Compensation Committee will determine who will be granted awards and the number of shares granted, subject to the limits described in "Limit on Awards to Any One Non-Employee Director" above.

Sterling Bancorp - 2021 Proxy Statement     |    21

PROPOSAL II

TYPES OF AWARDS
Stock Options	Stock options granted under the Omnibus Plan may be non-qualified stock options or ISOs qualifying under Section 422 of the Internal Revenue Code of 1986, as amended. Under the Code, the aggregate fair market value (determined at the grant date) of the stock specific to which ISOs are first exercisable by any individual during any calendar year shall not exceed $100,000. Stock options in excess of this limit are treated as non-qualified stock options. The stock option exercise price may not be less than the fair market value of the stock on the date the stock option is granted, with the exception that for an ISO award granted to an eligible employee who at the time of the grant holds ten percent (10%) or more of the Company's shares, the stock option exercise price may not be less than required by the Code in order to constitute an ISO. The stock option exercise price is payable in cash or, if the grant provides, in common stock or other equity instruments. The Compensation Committee determines the expiration of stock options, although no stock option may be exercisable later than the tenth (10th) anniversary date of the grant or five (5) years after the date of grant if an ISO is granted to an owner of ten percent (10%) or more of the Company's shares. The Compensation Committee determines the terms of each stock option award at the time of grant.
Stock Appreciation Rights	SARs may, but need not, be granted in conjunction with options or other equity awards. The Compensation Committee determines the terms of each SAR at the time of the grant. Any freestanding SAR (that is, a SAR not granted in conjunction with another equity award) may not be granted at less than the fair market value of the stock on the date the SAR is granted and cannot have a term longer than ten (10) years. A tandem SAR may only be granted with an exercise price that is the same as the associated stock option and the expiration or other termination of a tandem SAR must be the same as that of the associated stock option. A SAR, upon exercise, may be paid in Company shares, cash, or a combination as specified in the award agreement. Individuals granted a SAR will not have any dividend equivalents rights.
Stock Awards	The Omnibus Plan provides for the granting of restricted stock, RSUs, deferred stock, performance shares, performance units, and other stock-based awards. As determined by the Compensation Committee, performance awards may include any of the performance measures, or a combination, as stated in the Omnibus Plan attached as Annex A to this proxy statement. Performance goals may be based on the achievement of specified levels of Company performance (or performance of an applicable subsidiary, affiliate or unit of the Company, the Bank, or any combination) according to any of the performance measures stated in the Omnibus Plan's definition of performance goals (though Grandfathered Awards were required to be subject to one or more performance measures). Performance goals may be defined in absolute terms or measured relative to the performance of companies or against a predefined index that the Compensation Committee determines is appropriate, may be based on or otherwise employ comparisons based on internal targets, the past or current performance of other companies and may include or exclude certain extraordinary or non-recurring business events, and may be applied on a consolidated basis or to the Bank, individual business units, divisions or subsidiaries of the Company and the Bank. The performance goals of Grandfathered Awards were required to be set by the Compensation Committee within the first ninety (90) days of the applicable performance period.
Substitute Awards	Substitute awards can be issued under the Omnibus Plan upon the assumption of, or in substitution or exchange for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction with the Company, the Bank or any of their subsidiaries, including a merger, combination, consolidation, or acquisition of property or stock. Such substitute awards will not reduce the amount of shares available under the Omnibus Plan.
Annual Incentive Awards	Annual incentive awards are paid only upon the achievement of certain performance goals during an annual performance period and can be in the form of cash payment, stock awards or performance awards.

Termination of Employment or Service.    In the event of a participant's termination of employment or service prior to the relevant vesting date or expiration of restriction period or performance period, the forfeiture provisions of the participant's awards shall be governed by the provisions of the participant's award agreement.

Change in Control ("CIC").    In the event of a CIC, any options and SARs outstanding which are not exercisable and vested, will become fully exercisable and vested upon termination of the employee participant's employment with the Company, the Bank, or any of their subsidiaries, without cause or for good reason during the twenty-four (24) month period ending on the second-year anniversary of a Change in Control (the "Applicable Period"). Upon termination of the employee participant's employment without cause or for good

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PROPOSAL II

reason during the Applicable Period, the restrictions applicable to any restricted stock, RSU or other stock award which are not performance-based will lapse and such restricted stock, RSU or other stock award shall become free of all restrictions, fully vested and transferable. The performance conditions applicable to any performance based at the target level and upon termination of the employee participant's employment without cause or for good reason during the Applicable Period, such performance based awards shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable.

Transferability.    Unless otherwise determined by the Compensation Committee, awards granted under the Omnibus Plan may not be transferred except by will or the laws of descent and distribution or, to the extent permitted by the award agreement relating to such award, to the holder's family members, a trust, or a charitable organization designated by the holder, in each case without consideration. During an employee's lifetime, any options or awards may be exercised only by the employee or the employee's legal representative.

Certain Adjustments.    In the event of an equity restructuring that causes the per share value of the Company's shares to change, the Compensation Committee, in order to prevent unintended dilution or enlargement of a participant's rights under the Omnibus Plan, may substitute or adjust, among other things:

  •
  The number and class of securities available under the Omnibus Plan;

  •
  The number and class of securities subject to each outstanding stock option or SAR and the purchase price or base price per share;

  •
  The terms of each outstanding restricted stock award and restricted stock unit award;

  •
  The terms of each outstanding performance award;

  •
  The maximum number of securities with respect to which stock options or SARs may be granted during any fiscal year of the Company to any one grantee; and

  •
  The maximum number of shares that may be awarded during any fiscal year of the Company to any one grantee pursuant to a stock award that is subject to performance goals or a performance award.

A corporate event or transaction (including, but not limited to, a change in the number of shares outstanding or issued or capitalization of the Company) encompasses a merger, consolidation, reorganization, recapitalization, partial or complete liquidation, stock dividend, stock split, spin-off, rights offering or recapitalization through an extraordinary dividend.

Amendment.    The Omnibus Plan requires stockholder approval where an amendment will be contingent upon stockholder approval to the extent required by law or the rules of any stock exchange on which the Company's stock is traded. The Omnibus Plan prohibits, without stockholder approval:

  •
  The amendment of outstanding awards to reduce the exercise price or base price of outstanding options or SARs;

  •
  The cancellation of any previously granted stock option or SAR in exchange for another stock option or SAR with an exercise price or base price that is less than the exercise price or base price of the original option or SAR; and

  •
  The cancellation of outstanding options or SARs in exchange for cash or other awards if the exercise price of the stock option or the base price of the SAR exceeds the fair market value of the Company's common stock on the date of such cancellation.

Plan Benefits.    Future benefits under the Omnibus Plan will depend on the Compensation Committee's actions and the fair market value of the shares at various future dates; therefore, it is not possible to determine the future benefits that will be received by directors, executive officers, and others.

On April 5, 2021, the closing sale price of our common stock on the NYSE was $23.18 per share.

Sterling Bancorp - 2021 Proxy Statement     |    23

PROPOSAL II

U.S. TAX TREATMENT OF OPTIONS AND AWARDS
ISOs	An ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an ISO for at least two (2) years from the date of the grant and one (1) year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of prior to the end of this period, however (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition over the option exercise price). In that event, the excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In addition, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an ISO is equal to the option exercise price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.
Non-qualified Stock Options	A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at the time of the exercise, realize income from compensation, equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchange of shares, which shall be taxable at ordinary income tax rates in the amount of the difference between the then market value of the shares and the option exercise price. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

The optionee's basis in such shares is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified stock option is exercised by tendering previously owned shares of the Company's common stock in payment of the option exercise price, then, instead of the treatment described above, the following will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have income from compensation, equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchange of shares, which shall be taxable at ordinary income tax rates. The optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

SARs	Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. Upon the exercise of a SAR, if an employee receives the appreciation inherent in the SAR in cash, the cash will be taxed as compensation income to the employee at the time it is received. If an employee receives the appreciation inherent in the SAR in stock, the value of the stock received will be taxed as compensation income to the employee at the time such stock is received.
In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of compensation income the recipient is required to recognize as a result of the exercise.
Restricted Stock/RSU Awards/Performance Awards	In general, no income will be recognized by the recipient of a restricted stock, RSU, or performance award at the time of grant. Generally, at the time the substantial risk of forfeiture no longer exists with respect to such an award of restricted stock, the then fair market value of the stock will constitute ordinary income to the employee. However, if an employee timely makes an election under Section 83(b) of the Code with respect to an award of restricted stock, the value of such stock on the date that it is granted will be taxed as compensation income to the employee. Absent an 83(b) election, RSUs and performance awards are generally taxable as compensation on the date the stock is vested by the employee in an amount equal to the fair market value of the stock on such date. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

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PROPOSAL II

Equity Compensation Plan Information

The following table presents equity compensation plan information that has been approved by stockholders as of December 31, 2020:

Equity compensation plans approved by stockholders	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Stock Option Plans	336,621	$11.14	1,811,418

(1)
Weighted average exercise price represents stock option plans only, since restricted shares have no exercise price.

INTERESTS OF CERTAIN PERSONS

Our executive officers and directors have interests in matters that will be acted upon at the Annual Meeting that may be different from the interests of our stockholders generally. If this proposal is adopted, each of our executive officers and directors will be eligible to receive a portion of their compensation for services in the form of stock option grants, awards of restricted stock or other equity or equity-linked awards. The Board was aware of these interests and took them into account in recommending that the stockholders vote in favor of the proposal to approve the amendment to the Omnibus Plan.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AMENDMENT TO THE STERLING BANCORP AMENDED AND RESTATED 2015 OMNIBUS EQUITY AND INCENTIVE PLAN.
* * *

Sterling Bancorp - 2021 Proxy Statement     |    25

PROPOSAL III

PROPOSAL III—NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the Company's named executive officer compensation, as described below under "Compensation Discussion and Analysis", and in the compensation tables and narrative discussions of named executive officer ("NEO" or "Named Executive Officer") compensation in this Proxy Statement. Consistent with the voting results at the 2017 Annual Meeting, the Board has determined that an advisory vote to approve executive compensation is conducted annually.

The Board recommends the approval of its executive compensation proposal. The Board believes the Company's compensation programs are grounded on a pay-for-performance culture and are aligned with the long-term interests of our stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. An important component of management's performance requirements is strong risk management oversight, among other things, to ensure that compensation plans do not encourage management to take unnecessary or excessive risks that could threaten the value of the Company. By providing a combination of annual base salary, cash incentives, long-term equity compensation (including performance awards based on the results of the Company) and competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company's long-term financial performance, growth and profitability. The Company's NEO compensation program is designed to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee regularly reviews the components of each NEO's compensation package and generally targets 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

This proposal, commonly referred to as a "Say-on-Pay" proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company's executive pay program through the following non-binding resolution:

"RESOLVED, that the compensation of Sterling Bancorp's Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures, is hereby approved."

At the Company's 2020 Annual Meeting, 95.8% of the votes cast on the Say-on-Pay proposal were voted in favor of the Company's NEO compensation program. The Board believes that the Company is taking a measured, informed and responsible approach to NEO compensation which incorporates all of the Company's objectives and policies, including, but not limited to, fostering a pay for performance culture that retains executives who perform strongly. The Board and Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive NEO compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

This is an advisory vote only, and neither the Company nor the Board will be bound to take action based upon the outcome. The Board and the Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION PROPOSAL.
* * *

26     |    Sterling Bancorp - 2021 Proxy Statement

PROPOSAL IV

PROPOSAL IV—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board (the "Audit Committee") has approved the engagement of Crowe LLP ("Crowe") to be Sterling's independent registered public accounting firm for the year ending December 31, 2021. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe. A representative of Crowe is expected to participate in the Annual Meeting, to respond to appropriate questions and to make a statement if he or she so desires.

In order to ratify the selection of Crowe as the independent registered public accounting firm for 2021, the proposal must receive the affirmative vote of a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

Stockholder ratification of the selection of Crowe is not required by the Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountant to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection of Crowe, the Audit Committee will reconsider its decision to engage Crowe. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

The Audit Committee recommends the ratification of Crowe as the independent registered public accounting firm for the year ending December 31, 2021. Crowe provides deep knowledge of the banking industry and has had a long standing relationship with the Company, serving as the Company's independent registered public accountant since 2007. During this tenure, Crowe has developed a deep understanding of the Company, its operations and risk management practices and has expanded its audit scope to address the Company's acquisitions and organic growth. Crowe has the technical experience, industry knowledge and technology to support the size of the Company and its expansion efforts.

AUDIT, AUDIT RELATED, TAX RELATED AND OTHER FEES

The following table reflects the aggregate fees billed to us by Crowe for professional services rendered by the firm for audit and tax services for the period ended December 31st as defined:

	2019	2020

Audit Fees(1)	$1,700,000	$1,775,000
Audit Related Fees(2)	150,000	183,250
Tax Related Fees(3)	346,731	387,028
All Other Fees(4)	173,098	150,000
(1)
Aggregate fees for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe in connection with statutory and regulatory filings and engagements. Included in the 2020 Audit Fees are fees related to the adoption of the ASC326 Current Expected Credit Losses and the Company's goodwill impairment evaluation.
(2)
Assurance and related services of the audit and review of the financial statements provided in connection with the Company's issuance of subordinated notes and the consent and review of related regulatory filings and capital market offerings that are not already reported in "Audit Fees".
(3)
Services rendered for tax consultations and tax compliance services.
(4)
Internal audit services with respect to regulatory compliance consulting.

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PROPOSAL IV

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by an independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees, tax fees and all other fees described above during 2019 and 2020, respectively.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF CROWE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.
* * *

AUDIT COMMITTEE REPORT

The Audit Committee provides oversight of the Company's financial reporting process on behalf of the Board. Management bears primary responsibility for the financial statements and the reporting process, including the system of internal controls and controls over disclosure. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles.

As part of its ongoing activities, the Audit Committee has:

  •
  Reviewed and discussed with management the Company's audited consolidated financial statements for 2020;

  •
  Discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") standards, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees; and

  •
  Received the written disclosures and the letter from the independent registered public accounting firm pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence as currently in effect. These communications have been discussed with the Audit Committee and with the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Sterling specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Burt Steinberg, Chair
Navy E. Djonovic
Robert Giambrone
Mona Aboelnaga Kanaan

28     |    Sterling Bancorp - 2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 5, 2021, by:

  ✓
  each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;

  ✓
  each of our directors;

  ✓
  each person who was a NEO; and

  ✓
  all of our directors and executive officers as a group.

The percentages shown in the following table are based on 192,567,901 shares of common stock outstanding as of April 5, 2021. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. The number of shares beneficially owned by a person includes shares subject to options held by that person that were exercisable as of April 5, 2021, or within 60 days of that date. The shares issuable under those options are treated as if they were outstanding for computing the percentage ownership of the person holding those options, but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

The following table sets forth the number of shares of our common stock beneficially owned by the indicated parties. Unless otherwise indicated, the address of each person is c/o Sterling Bancorp, Two Blue Hill Plaza, Second Floor, Pearl River, NY 10965

Name	Amount and Nature of Beneficial Ownership		Percent of Class

Directors
John P. Cahill	29,632	(1)	*
Navy E. Djonovic	22,782		*
Fernando Ferrer	35,355	(2)	*
Robert Giambrone	20,000	(3)	*
Mona Aboelnaga Kanaan	5,869		*
James J. Landy	380,656	(4)	*
Maureen Mitchell	7,663		*
Patricia M. Nazemetz	19,350	(5)	*
Richard O'Toole	55,782		*
Ralph F. Palleschi	83,579	(6)	*
Burt Steinberg	256,421	(7)
William Whiston	28,104	(8)	*
Named Executive Officers
Jack Kopnisky	557,848	(9)	*
Luis Massiani	233,539	(10)	*
Rodney Whitwell	72,105		*
Michael E. Finn	88,323		*
Thomas X. Geisel	28,926		*
All Directors and Executive Officers as a Group (22 persons)	2,040,355	(11)(12)	*

Sterling Bancorp - 2021 Proxy Statement     |    29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Name	Amount and Nature of Beneficial Ownership		Percent of Class

BENEFICIAL OWNERS HOLDING MORE THAN 5%
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355	17,488,214	(13)	9.00%
BlackRock, Inc, 55 East 52nd Street, New York, New York 10022	16,036,924	(14)	8.03%
Wellington Management Group LLP 280 Congress Street, Boston, MA 02210	14,530,811	(15)	7.48%
Dimensional Fund Advisors LP Building One – 6300 Bee Cave Road, Austin, TX 78746	10,654,140	(16)	5.05%

(1)
The shares shown as owned by Mr. Cahill include 2,639 common shares owned indirectly in an Individual Retirement Account and 678 shares of phantom stock.
(2)
The shares shown as owned by Mr. Ferrer include 211 common shares owned indirectly in an Individual Retirement Account.
(3)
The shares shown as owned by Mr. Giambrone include 2,500 common shares owned indirectly in an Individual Retirement Account and 1,575 common shares owned indirectly by his mother.
(4)
The shares shown as owned by Mr. Landy include 15,240 shares held jointly with his spouse and 150,146 common shares owned by his spouse of which he disclaims beneficial ownership.
(5)
The shares shown as owned by Ms. Nazemetz include 11,282 shares held jointly with her spouse.
(6)
The shares shown as owned by Mr. Palleschi include 83,579 common shares indirectly owned by the Ralph F. Palleschi 1998 Family Trust.
(7)
The shares shown as owned by Mr. Steinberg include 233,573 common shares held by trusts, 11,056 shares owned indirectly in an Individual Retirement Account and 10,000 in the name of the Company for which Mr. Steinberg disclaims beneficial ownership.
(8)
The shares shown as owned by Mr. Whiston include 28,104 common shares held jointly with his spouse.
(9)
The shares shown as owned by Mr. Kopnisky include 10,000 common shares owned by his spouse, beneficial ownership of which he disclaims, 4,461 shares owned jointly with his spouse and 54,435 common shares underlying stock options exercisable within 60 days.
(10)
The shares shown as owned by Mr. Massiani include 46,169 common shares underlying stock options exercisable within 60 days.
(11)
Total includes all Executive Officers, including James Blose, Javier Evans, Beatrice Ordonez, and Marissa Weidner
(12)
Board of Director Compensation Structure was modified by the Board of Directors in January 2021. The Amount and Nature of Beneficial Ownership does not include the 3,433 shares of restricted stock options granted as of February 8, 2021 subject to vesting requirements over a one-year period.
(13)
Based upon information contained in the Schedule 13G/A filed by BlackRock Inc. ("BlackRock") with the SEC on February 1, 2021, BlackRock beneficially owned 16,036,924 shares of common stock as of December 31, 2020, with sole voting power over 15,376,048 shares, shared voting power over 0 shares, sole dispositive power over 16,036,924 shares and shared dispositive power over 0 shares.
(14)
Based upon information contained in the Schedule 13G/A filed by The Vanguard Group ("Vanguard") with the SEC on February 10, 2021, Vanguard beneficially owned 17,488,214 shares of common stock as of December 31, 2020, with sole voting power over 0 shares, shared voting power over 132,627 shares, sole dispositive power over 17,189,539 shares and shared dispositive power over 298,675 shares.
(15)
Based upon information contained in the Schedule 13G/A filed by Wellington Management Group LLP ("Wellington") with the SEC on February 4, 2021, Wellington and its subsidiaries beneficially owned 14,530,811 shares of common stock as of December 31, 2020, with sole voting power over 0 shares, shared voting power over 13,450,496 shares, sole dispositive power over 0 shares, shared dispositive power over 14,530,811 shares.
(16)
Based upon information contained in the Schedule 13G filed by Dimensional Fund Advisors LP ("Dimensional Fund") with the SEC on February 16, 2021 , Dimensional Fund and its subsidiaries beneficially owned 10,654,140 shares of common stock as of December 31, 2020, with sole voting power over 10,473,146 shares, shared voting power over 0 shares, sole dispositive power over 10,654,140 shares and shared dispositive power over 0 shares.

30     |    Sterling Bancorp - 2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

DELINQUENT SECTION 16(a) REPORTS

Our executive officers, directors and beneficial owners of greater than 10% of our outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company's review of ownership reports required to be filed for 2020, no executive officer, director or 10% beneficial owner of the Company's shares of common stock failed to file ownership reporting on a timely basis, except for the following: (i) Form 4 for Rodney Whitwell for the sale of common stock;(ii) one Form 4 for Rodney Whitwell for the vesting of time based performance share award and the payment of tax liability for the performance share award; (iii) one Form 4 for Robert Giambrone for the purchase of common stock; (iv) one Form 4 for Patricia Nazemetz reflecting the change in form of beneficial ownership for common stock; and (v) one Form 4 for Burt Steinberg reflecting the change in form of beneficial ownership for common stock.

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CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Qualifications and Business Experience

EXECUTIVE OFFICERS

The following provides certain business experience including the past five (5) years with respect to individuals who serve as our executive officers. Information concerning the business experience of Mr. Kopnisky, who serves as our CEO and President, is provided in "Proposal I—Election of Directors" above.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name	Age	Positions Held With Sterling Bancorp

James Blose	52	General Counsel
Javier Evans	59	Chief Business Operations and Services Officer
Michael E. Finn	56	Chief Risk Officer
Thomas X. Geisel	59	President Corporate Banking
Luis Massiani	44	Chief Operating Officer
Beatrice Ordonez	48	Chief Financial Officer
Marissa Weidner	44	Chief Human Resources Officer
Rodney Whitwell	62	Chief Administrative Officer

JAMES P. BLOSE, Esq Executive Vice President and General Counsel Age: 52
  •
  Executive Vice President and General Counsel (since June 2015) of the Company and the Bank

CAREER HIGHLIGHTS:

  •
  Executive Vice President, General Counsel and Secretary of HV Bank (October 2013 to June 2015)

  •
  Partner, Griffin, Coogan, Blose, Sulzer & Horgan, P.C. (December 2003 to October 2013)

JAVIER EVANS Executive Vice President and Chief Human Resources Officer Age: 59
  •
  Executive Vice President, Chief Business Operations and Services Officer (since February, 2021); Chief Human Resources Officer (October 2017 to February 2021) of the Company and the Bank

CAREER HIGHLIGHTS:

  •
  Senior Vice President, Human Resources, Astoria Bank (March 2014 to October 2017)

  •
  Senior Vice President & HR Lead, Risk & Control Functions, Audit, Finance, Legal and Marketing, TD Bank USA (August 2013 to March 2014)

  •
  Director, Wholesale Banking, TD Securities (LLC) USA (February 2012 to August 2013)

  •
  Senior Vice President, HR Lead, Retail & Commercial Banking Metro Suburban LI/CT CNJ, TD Bank USA AMCB (July 2011 to February 2012)

32     |    Sterling Bancorp - 2021 Proxy Statement

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

MICHAEL E. FINN Senior Executive Vice President and Chief Risk Officer Age: 56
  •
  Senior Executive Vice President (since July 2017) and Chief Risk Officer (since June 2015) of the Company and the Bank

CAREER HIGHLIGHTS:

  •
  Executive Vice President, Chief Risk Officer of HV Bank (January 2014)

  •
  Senior Advisor to the Deputy Comptroller of the Office of the Comptroller of the Currency (August 2011 to December 2013)

  •
  Regional Director for the Office of Thrift Supervision (September 2004 to August 2011)

THOMAS X. GEISEL Senior Executive Vice President and President Corporate Banking Age: 59
  •
  Senior Executive Vice President and President Corporate Banking (since March 2018) of the Company and the Bank

  •
  Executive Vice President, Specialty Lending (March 2015 to March 2018)

  •
  Served as Consultant to the Company for special projects (June 2014 to March 2015)

CAREER HIGHLIGHTS:

  •
  Managing Partner of Templar Ventures LLC, a New Jersey-based merchant bank (December 2013 to March 2015)

  •
  President and Chief Executive Officer of Sun Bancorp Inc. and Sun National Bank (January 2008 to December 2013)

LUIS MASSIANI Senior Executive Vice President,Chief Operating Officer Age: 44
  •
  Senior Executive Vice President (since October 2014) and Chief Operating Officer (since January 2021); Chief Financial Officer (December 2012 to March 1, 2021) of the Company

  •
  President (since January 2020) and Chief Operating Officer (since January 2021); Chief Financial Officer (December 2012 to March 1, 2021) of the Bank

  •
  Executive Vice President and Chief Financial Officer at Legacy Provident and Legacy Provident Bank (December 2012 to October 2014)

CAREER HIGHLIGHTS:

  •
  Director of the Investment Banking Department of Credit Suisse Securities (USA) LLC (May 2011 to December 2012)

  •
  Vice President, then later, a Director, of the Investment Banking Department of Citadel Securities LLC (September 2009 to May 2011)

BEATRICE ORDONEZ Executive Vice President and Chief Financial Officer Age: 48
  •
  Executive Vice President (since January 2021) and Chief Financial Officer (since March 1, 2001) of the Company and the Bank

CAREER HIGHLIGHTS:

  •
  Chief Financial Officer of OTC Markets Group (December 2015 to January 2021)

  •
  Chief Operations Officer and Managing Director of Convergex Group (October 2006 to June 2015)

  •
  Director of Operations of G-Trade Services (February 2002 to September 2006)

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CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

MARISSA WEIDNER Chief Human Resources Officer (since February 2021) of the Company and the Bank Age: 44
  •
  Chief Human Resources Officer (since February 2021)

  •
  Chief Strategic Initiatives Officer (September 2019 to February 2021)

  •
  Director, Colleague Experience (October 2018 to September 2019)

  •
  Director, Talent Strategy, Culture & Communications (October 2017 to October 2018)

  •
  Director, Colleague Engagement & Marketing (April 2017 to October 2017)

  •
  Managing Director, Municipal Banking (November 2015 to April 2017)

CAREER HIGHLIGHTS:

  •
  President, Westchester County Association, (May 2014 to September 2015)

  •
  Executive Director, Economic Development, Westchester County (July 2011 to September 2015)

  •
  Vice President, Hudson Valley Economic Development Corporation (September 2005 to June 2011)

RODNEY WHITWELL Senior Executive Vice President and Chief Administrative Officer Age: 62
  •
  Senior Executive Vice President (since October 2014) and Chief Administrative Officer (since July 2017) of the Company and the Bank

  •
  Chief Operating Officer (June 2015 to July 2017) of the Company and the Bank

  •
  Chief Risk Officer (November 2013 to June 2015) of the Company and the Bank

  •
  Executive Vice President and Chief Operating Officer (November 2011 to November 2013) of the Company and the Bank

CAREER HIGHLIGHTS:

  •
  Principal at Mercatus, LLC from 2010 to 2011

34     |    Sterling Bancorp - 2021 Proxy Statement

CORPORATE GOVERNANCE AND RELATED MATTERS

CORPORATE GOVERNANCE AND RELATED MATTERS

The Board is committed to operating the Company in a manner that is aligned with our stockholders' interests and accomplishing our strategic mission and our corporate goals while maintaining conformity with all laws and regulations applicable to the Company's operations.

GOVERNANCE AND COMPENSATION HIGHLIGHTS

Emphasizing the importance of governance activities, Sterling's Nominating and Corporate Governance Committee renamed the Corporate Governance Guidelines to the Corporate Governance Principles with enhancement to Board Responsibilities, Leadership, Board Member qualifications and selection criteria, including by reference to certain diversity measures. The Corporate Governance Principles, along with other governance documents such as the Code of Ethics and the charters of each of the Audit, Compensation and Nominating and Corporate Governance Committees adopted by the Board are available on the Company's Internet website (www.sterlingbancorp.com) under the heading "Governance Documents." Highlights of each of the Committee's responsibilities are noted below.

CORPORATE GOVERNANCE BEST PRACTICES

Sterling believes its corporate governance practices promote accountability, appropriate risk oversight framework and sound and ethical business practices and are in the best interest of stockholders. Some of these practices include:

  ✓
  Independent Chairman

  ✓
  Annual election of Directors with majority voting standards for director elections

  ✓
  Annual "Say on Pay" Advisory vote

  ✓
  Mandatory retirement policy for Directors

  ✓
  Majority Independent Board and fully Independent Audit, Compensation and Nominating and Corporate Governance Committees

  ✓
  Board composition is derived from accomplished professionals with experience, skills and knowledge relevant to the Company's business.

  ✓
  Oversight of environmental, social and governance responsibilities by the Nominating and Corporate Governance Committee

  ✓
  Code of Ethics that applies to all Directors, Officers and Colleagues as part of our "Culture of Compliance"

  ✓
  Strong control, audit and risk management systems

  ✓
  Committee Self Evaluations

  ✓
  Director and Executive compensation tied to performance measures.

MEETINGS AND COMMITTEES OF THE BOARD

The business of the Board is conducted at regular and special meetings of the Board and its committees. In addition, the independent members of the Board meet in executive session periodically. The Chair of the Nominating and Corporate Governance Committee presides over all executive sessions. During 2020, the Board held ten (10) regular meetings and several additional meetings were held with the Directors to provide updated financial and credit information on the Company's standing, not only during the height of the COVID-19 pandemic but throughout the year. No member of the Board or any committee member attended less than 75% of the aggregate number of meetings of committees on which they are a member.

Burt Steinberg served as a director on the Board during 2020. Due to the Company's mandatory Director Retirement Policy, Mr. Steinberg will be retiring from the Board effective as of this Annual Meeting resulting in the nomination of twelve Directors. Mr. Steinberg served as the Chair of the Audit Committee and as a member of the Executive Committee during 2020 until his retirement.

During 2020, the Company and the Bank took all took steps to prioritize for health & safety of our clients and colleagues. Our Board of Directors were critical to the response to the COVID-19 pandemic and provided significant oversight of and feedback on, among other

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CORPORATE GOVERNANCE AND RELATED MATTERS

things, credit and risk exposures, compliance to temporary modifications to state and government regulations and measures taken to address the needs of our colleagues and clients while adhering to national, state and local government guidelines.

BOARD PARTICIPATION AND COMMITTEE COMPOSITION

Board of Directors	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Executive Committee	Enterprise Risk Committee	Credit Risk Subcommittee

John P. Cahill			C
Navy E. Djonovic
Fernando Ferrer
Mona Aboelnaga Kanaan
Jack Kopnisky
Robert Giambrone
James J. Landy						C
Maureen Mitchell
Patricia M. Nazemetz		C
Richard O'Toole				C
Ralph F. Palleschi
Burt Steinberg	*
William E. Whiston					C
No. of Meetings	8	7(1)	3(1)	2	4	4

  Member

C
Chair
*
Audit Committee Financial Expert
(1)
Includes one Joint meeting of the Compensation and Nominating and Corporate Governance Committees

CODE OF ETHICS

Sterling has adopted a Code of Ethics that is designed to uphold the highest standards of ethics, professionalism, fairness, honesty and respect. The Code of Ethics is applicable to Sterling's directors and employees, including the Company's principal executive officer, principal financial and accounting officer, chief risk officer and all officers performing similar functions. The Code of Ethics addresses conflicts of interest, the treatment of confidential information and compliance with applicable laws, rules and regulations. The Code of Ethics is available on the Company's Internet website at www.sterlingbancorp.com under the headings "Corporate Governance" and "Governance Documents." Amendments to and waivers of the Code, as applicable, are disclosed on the Company's website.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

Sterling does not have a policy regarding director attendance at Annual Meetings of stockholders. All of our serving directors attended our 2020 Annual Meeting, either in person or by phone.

STOCKHOLDER ENGAGEMENT

The Company values its relationship with its stockholders and proactively seeks to expand its communication and engagement with investors. The Company has benefited from this open dialogue and looks forward to strengthened relationships with investors.

36     |    Sterling Bancorp - 2021 Proxy Statement

CORPORATE GOVERNANCE AND RELATED MATTERS

COMMUNICATIONS WITH THE BOARD

All interested parties who wish to contact our Board or an individual director may do so by writing to:

Board of Directors
Sterling Bancorp
Two Blue Hill Plaza, Second Floor, Pearl River, New York 10965
Attention: President and Chief Executive Officer, or Corporate Secretary

The communication should indicate the following:

    ✓
    if the author is a stockholder of Sterling

    ✓
    if shares are not held of record, should include appropriate evidence of stock ownership

Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The President and CEO, however, may directly respond at his discretion. If appropriate, the Corporate Secretary may (1) handle an inquiry directly, or (2) forward a communication for response by another employee of Sterling. A copy of any such communication and response is forwarded to the Board at the next available Board meeting. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

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CORPORATE GOVERNANCE AND RELATED MATTERS

COMMITTEE RESPONSIBILITIES

The duties and responsibilities of the Audit Committee, Compensation, Nominating and Corporate Governance, Executive, Enterprise Risk and Credit Risk Sub Committee, are described in the full Committee Charter found on the Company's website.

AUDIT COMMITTEE	Members: Burt Steinberg, Chair Navy Djonovic Robert Giambrone Mona Aboelnaga Kanaan	Mr. Steinberg served as Audit Committee Chair until his retirement effective on the date of this Annual Meeting.

KEY RESPONSIBILITIES:

  •
  Appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services and pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof);

  •
  Review and discussion with management and the independent registered public accounting firm of the audited financial statements, quarterly financial statements and earnings press releases;

  •
  Discussion with the independent registered public accounting firm of the matters required to be discussed by the Public Company Accounting Oversight Board's Auditing Standards, including Statement on Auditing Standards No. 1301, as amended, relating to the conduct of the audit;

  •
  Annual performance evaluation of the Audit Committee, annual review and reassessment of the adequacy of the Audit Committee Charter;

  •
  Annual evaluation of the independent registered public accounting firm's internal quality control procedures, qualifications, performance and independence;

  •
  Oversight of the internal audit function including reviewing and approving the audit plan, monitoring corrective actions, and reviewing and recommending modifications to policies governing the Internal Audit Department; and

  •
  Review with management of the Company's compliance program for compliance with laws and regulations;

Audit Committee Financial Expert (as defined under SEC rules and regulations): Mr. Steinberg served as Audit Committee Financial Expert until his retirement at the time of the year's annual Meeting. Ms. Aboelnaga-Kanaan will assume the role of Audit Committee Financial Expert, upon Mr. Steinberg's retirement in May, 2021.

All members are Independent and financially literate (as defined by Rule 10A-3 of the Exchange Act and in accordance with NYSE Listing Standards).

COMPENSATION COMMITTEE	Members: Patricia Nazemetz, Chair John Cahill Maureen Mitchell Richard O'Toole Ralph F. Palleschi	All Members are Independent

KEY RESPONSIBILITIES:

  •
  Determine the compensation of the CEO based on established goals and objectives;

  •
  Determine the compensation of other executive officers;

  •
  Review the succession plan for the Company and the Bank;

  •
  Approve new appointments to the executive staff;

  •
  Determine the cash incentive payments to the CEO, and other executive officers in accordance with the terms of the STI Plan (as defined herein); and

  •
  Determine grants under stock benefit plans by members of the Compensation Committee who are considered "disinterested" for purposes described under Section 162(m) of the Internal Revenue Code (prior to the Tax Cuts and Jobs Act of 2017 ("TCJA") changes thereto).

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Members: John P. Cahill, Chair Fernando Ferrer Patricia M. Nazemetz Richard O'Toole Ralph F. Palleschi	All Members are Independent

KEY RESPONSIBILITIES:

  •
  The periodic review of the size, structure and composition of the Board and its standing committees, including determining director independence and making recommendations for change when appropriate;

  •
  Establish procedures for evaluating the performance of the Board and individual directors;

  •
  Review and evaluation of Board compensation and recommending changes thereto;

  •
  Review the Corporate documents, Corporate Governance Principlesand Board policies such as the Company's Code of Ethics and Insider Trading policy;

  •
  Establish and recommend to the Board the stock ownership guidelines for directors and management; and

  •
  Review the strategy, policies and practices with respect to social responsibility, environmental sustainability, diversity and other social and corporate matters.

38     |    Sterling Bancorp - 2021 Proxy Statement

CORPORATE GOVERNANCE AND RELATED MATTERS

EXECUTIVE COMMITTEE	Members: Richard O'Toole, Chair John P. Cahill Jack Kopnisky Maureen Mitchell Burt Steinberg	Mr. Steinberg served as a member of the Executive Committee until his retirement effective on the date of this Annual Meeting.

KEY RESPONSIBILITIES:

  •
  The Executive Committee reviews significant matters that may be brought to the full Board;

  •
  The Executive Committee is empowered to act on behalf of the full Board, with certain limitations, in the event action is deemed necessary prior to a meeting of the full Board; and

  •
  The Executive Committee may also consider topics of importance to the organization that are not within the scope of other committees in order to provide a working forum in which to consider the matters.

  •
  Matters reviewed by the Executive Committee are reported to the full Board at its next meeting.

ENTERPRISE RISK COMMITTEE	Members: William E. Whiston, Chair Fernando Ferrer Robert Giambrone Mona Aboelnaga Kanaan	Jack Kopnisky James J. Landy Maureen Mitchell

KEY RESPONSIBILITIES:

  •
  Oversight of all aspects of enterprise risk management including cyber security and monitoring of trends within each category of risk

  •
  Fostering the establishment and maintenance of an effective risk culture;

  •
  Assisting in the establishment of prudent levels of risk consistent with the Company's strategic objectives;

  •
  Assessing and monitoring the effectiveness of the Company's risk management leadership and infrastructure;

  •
  Considering risk associated with any major new Company initiatives including potential acquisitions;

  •
  Assessing the Company's capital management, planning and stress testing assessment process;

  •
  Oversight of the Loan Review Process;

  •
  Apprising the Board as necessary on any pertinent risk topics;

  •
  Assisting the Board and overseeing the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk.

CREDIT RISK SUBCOMMITTEE	Members: James J. Landy, Chair Navy E. Djonovic Fernando Ferrer	Mona Aboelnaga Kanaan Jack Kopnisky William E. Whiston

The Enterprise Risk Committee's Credit Risk Subcommittee performs the following duties and responsibilities:

  •
  Oversee the Bank's lending activities;

  •
  Oversee the efforts of Bank management to maintain appropriate risk/reward metrics within the loan portfolio;

  •
  Review with management trends in loan portfolio performance; and

  •
  Review certain audits and regulatory examinations with respect to the Bank's loan portfolio.

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CORPORATE GOVERNANCE AND RELATED MATTERS

CANDIDATES FOR DIRECTOR

The Nominating and Corporate Governance Committee identifies nominees by first determining which of the current members of the Board are willing to continue in service. Current members of the Board with skills and experience relevant to the Company and who are willing to continue Board service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with obtaining a new perspective through new Board members.

If there is a vacancy on the Board because a member of the Board does not wish to continue in service, if a director has reached the mandated retirement age, or if it is determined not to re-nominate a director for re-election, the Nominating and Corporate Governance Committee determines the desired skills and experience of a new nominee, solicits suggestions for director candidates from all Board members, and may engage in other search activities (which activities may be conducted through a sub-committee).

Criteria identified by the Board from time to time include factors relative to the overall composition of the Board and such other factors as the Nominating and Corporate Governance Committee deems appropriate. These factors include a potential candidate's business experience, specific areas of expertise, skills, background and independence consistent with the Company's Corporate Governance Principles and applicable NYSE rules. When identifying nominees to serve as a director, the Nominating and Corporate Governance Committee seeks to create a Board that:

  •
  is strong in its collective knowledge and has a diversity of background;

  •
  possesses skills and experience with respect to accounting and finance, information technology, management and leadership;

  •
  exhibits excellence in vision and strategy, business operations, business judgment, industry knowledge;

  •
  demonstrates knowledge of the communities served;

  •
  has experience in identifying and solving for risks associated with financial institutions; and

  •
  possesses regulatory and corporate governance experience.

All director candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Sterling, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate's qualifications in light of the above attributes, the Nominating and Corporate Governance Committee will consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate's willingness to serve and ability to devote the time and effort required; the candidate's record of leadership; and the ability to develop business for Sterling.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at Two Blue Hill Plaza, Second Floor, Pearl River, NY 10965. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the mailing of our proxy materials for the preceding year's Annual Meeting. The submission must include the following:

  •
  A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

  •
  The name and address of the stockholder as such information appears on Sterling's books, and the number of shares of Sterling's common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

  •
  The name, address and contact information for the candidate, and the number of shares of common stock of Sterling that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

  •
  A statement of the candidate's business and educational experience;

  •
  Such other information regarding the candidate as would be required to be included in the Company's Proxy Statement pursuant to SEC Regulation 14A;

  •
  A statement detailing any relationship between the candidate and any client, supplier or competitor of the Company or its affiliates;

  •
  Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

  •
  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting must comply with the procedural and informational requirements described in "Advance Notice of Business to be conducted at an Annual Meeting," found on page 78.

40     |    Sterling Bancorp - 2021 Proxy Statement

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD LEADERSHIP STRUCTURE AND THE BOARD'S ROLE IN RISK OVERSIGHT

Sterling Bancorp - 2021 Proxy Statement     |    41

CORPORATE GOVERNANCE AND RELATED MATTERS

The Board and its committees also review policies and guidelines that senior management uses to manage the Company's exposure to risk.

RISK MANAGEMENT AND OVERSIGHT PROGRAM

The Company is organized to promote a strong risk awareness and management culture through the Company's Risk Management and Oversight Program which includes three lines of defense overseen by the Board:

  (1) executive management is responsible for establishing policies, procedures and controls and is accountable for monitoring and enforcing risk for each specialty line of business;

  (2) independent risk management is responsible for setting minimum controls and methodologies to identify and manage risks, to establish overall risk management strategies and policies and to set minimum controls and methodologies to manage risk across lines of business; and

  (3) the Company's internal audit, which periodically assesses the effectiveness of the internal controls. The Audit Committee reviews the effectiveness of systems for internal control, risk management and compliance with financial services legislation and regulation.

INFORMATION SECURITY PROGRAM

Information security is a significant operational risk for financial institutions. This heightened level of risk is forefront for our Board as they are actively engaged in the oversight of our Company's information security risk management and cyber defense programs.

The Enterprise Risk Committee, acting on behalf of the entire Board, oversees the Company's cybersecurity controls and receives material information related to risk management and evolution of the information security program on a quarterly basis. Supporting the depth of the controls with the Information Security Program, the Enterprise Risk Committee reviews audit reports and annual risk assessments performed by third parties to assist in their oversight of the program.

Regular updates from the Enterprise Risk Committee meeting are shared with the Board of Directors and the Board receives periodic briefings and sessions devoted to cybersecurity, digital programs and information security to enhance our directors' literacy on all issues related to information security management.

The Information Security and Technologies Program was developed utilizing guidance from federally developed programs such as those promulgated by the Federal Financial Institutions Examination Council ("FFIEC"), OCC, National Institute of Standards ("NIST") security/governance framework and other guidelines provided by federally developed programs. The Information Security and Technologies Program provides a framework for protecting the Company and the Bank's information assets by:

  •
  Establishing a Company-wide approach to cyber and information security;

  •
  Implementing mechanisms that help identify and prevent the compromise of information security;

  •
  Ensure the integrity and confidentiality of our client's banking data and personal identifiable information entrusted to the Company and the Bank as well as proprietary records and information;

  •
  Protect against any anticipated cyber threats or hazards and minimize the effect of risk or loss to our clients, the Company or the Bank; and

  •
  Continued development and enhancement of controls, processes and systesm to identify and protection our networks, computers, systems and data from unauthorized access.

We continuously develop and enhance controls, processes and systems to identify and protect our networks, computers, systems, and data from attacks or unauthorized access, alteration or destruction of confidential information through our Cyber and Information Security Program. Through these proactive measures, the Company endeavors to respond to potential threats before such threats develop into serious loss scenarios.

42     |    Sterling Bancorp - 2021 Proxy Statement

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD EVALUATION

To promote a high-performance culture, each member of the Board performs an annual self-evaluation, an evaluation of the other directors and of the Board as a whole (including its committees). Each director is expected to participate in the evaluation process. The formal portion of the process is overseen by the Nominating and Corporate Governance Committee and conducted through the Office of the General Counsel. During our evaluation process, directors are presented with a written questionnaire designed to elicit constructive feedback from each director about his or her individual service and the effectiveness of the Board and each committee on which the director serves. Similarly, the Audit, Compensation and Nominating and Corporate Governance Committees perform a self evaluation. Responses collected from the evaluations are reviewed by the Chairman of the Board, Chair of the Nominating and Corporate Governance Committee and General Counsel and strategies are discussed to address any concerns raised by the evaluation process. This feedback is used to improve Board and committee practices, procedures and policies and improve efficiencies and effectiveness.

In addition to the formal evaluation process, discussions occur throughout the year with the Board and committee members. The consistent communication can be seen through the one-on-one discussions held with the Chairman of the Board and/or the Chair of the Nominating and Corporate Governance Committee, as well as through executive sessions conducted at the Board and committee meetings without members of management present.

To ensure the continued effectiveness of the Board and facilitate the appropriate levels of oversight for the Company, the performance of each Director is continually evaluated through the following processes:

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COMMITMENT TO SUSTAINABILITY

COMMITMENT TO SUSTAINABILITY

Sterling believes it has a responsibility to serve, support and be transparent with our stakeholders—our colleagues, our clients, and the communities we serve and, as part of this overall mission, is committed to effectively managing environmental, social and governance ("ESG") issues. We believe that our focus on ESG priorities can help drive sustainable business practices that are crucial to our long-term growth. Our core competency is the provision of financial services and solutions to our clients and Sterling is focused on delivering a superior client experience, increasing shareholder value, serving our communities, and creating a workplace where talent and initiative can thrive as encapsulated by our brand promise.

—Above and Beyond is Standard Procedure Here—

In 2020, Sterling continued to build upon and improve its ESG oversight framework, and to further evolve our ESG strategy. Our executive leadership team and Board recognize the importance of these responsibilities, and in 2021 we established an internal committee that is tasked with driving additional progress in initiatives that promote sustainability, diversity, inclusion, equity and further transparency. The Board has formal oversight responsibility for Sterling's sustainability programs and policies through its Nominating and Corporate Governance Committee and reviews our strategy, policies and practices with respect to social responsibility, environmental sustainability, diversity and other social and corporate matters. Our areas of focus include:

At Sterling, our culture places a very high importance on our colleagues, who go "Above and Beyond" to exceed our client's expectations and achieve our business goals. As a result, we believe that every colleague matters and that every colleague:

    ✓
    is important to the success of the Company;

    ✓
    brings different experiences, education and expertise;

    ✓
    controls their destiny in the Company;

    ✓
    has the ability to bring value to clients and fellow colleagues; and

    ✓
    can re-invent the Company.

We strive to attract and retain the best possible talent to support the growth of the Company. In particular, we are committed to creating and supporting a diverse and inclusive environment.

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COMMITMENT TO SUSTAINABILITY

Our Colleagues

The health and wellbeing of our colleagues is our top priority and in recognition of this, Sterling aims to provide a competitive benefits, compensation and wellness package.

    ✓
    We are committed to pay equity and regularly review our compensation model to ensure fair and inclusive pay practices across our business. In addition, we continually evolve our benefits plans to remain competitive and to meet the needs of our workforce to include medical benefits, dependent care, survivor benefits, disability coverage, new parent paid leave and a 401(k)-match program.

    ✓
    We support the wellness of all colleagues through various programs, including bi-annual health seminars, nutritional education programs and health club membership fee reimbursement.

    ✓
    During 2020, Sterling partnered with Headspace to provide additional resources and support for our colleagues. With the added pressures placed on our colleagues and their families during the year, Sterling also partnered with organizations such as helpr and Bright Horizons to provide colleagues with family support solutions, including childcare.

Our colleagues are provided with tools and resources to help them achieve success in their individual roles.

    ✓
    Our Learning and Development Program is designed to provide colleagues the opportunity for continuous education.

    ✓
    The Tuition Reimbursement Program encourages continued learning and development by providing financial support to colleagues for program costs.

    ✓
    Sterling also partners with LinkedIn on-line Learning to provide colleagues with added resources to enhance their skills and knowledge within select areas.

Through Sterling University, we provide a program to those colleagues suited for leadership roles within the Company. This internal training program exemplifies Sterling's commitment to facilitating the career advancement of our colleagues.

Diversity & Inclusion

Our commitment to Diversity & Inclusion ("D&I") starts with our goal of attracting, retaining and developing a workforce that is diverse in background, knowledge, skill and experience.

    ✓
    As of February 2021 women represented 58% and self-identified racial and ethnic minorities represented 43% of the Company's workforce, respectively.

We encourage every one of our team members to form deeper relationships with those around them based on mutual respect, dignity and understanding. We believe in the strength of diversity and are committed to supporting colleagues across every identity.

    ✓
    To encourage productive conversations within our organization, during 2020, we formed six Business Resource Groups each having a distinct focus: African Ancestry Forum, Sterling Pride, Military Veteran Resource Group, Pan Asian Collective, Sterling IMPACT and LatinX. These groups hosted a series of information sessions and participants have been involved in events that foster and promote greater awareness and inclusion.

    ✓
    Focusing on the opportunities and challenges facing female professionals, our Extraordinary Women of Sterling program was created in 2016 to provide a network to promote personal and professional growth. The forum provides opportunities for all colleagues to participate in discussions on career growth, mentoring and community involvement.

    ✓
    In August 2020, Sterling also celebrated its first ever Unity Day bringing all colleagues together and providing an opportunity for them to voice their opinions in an open forum.

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COMMITMENT TO SUSTAINABILITY

Response to the COVID-19 Pandemic

In 2020, Sterling moved swiftly to respond to the unprecedented challenges faced by our colleagues and clients as a result of the COVID-19 pandemic. Sterling mobilized and enhanced its Sterling Response Team to advance key priorities while implementing a range of measures including:

    ✓
    Restricting non-essential travel;

    ✓
    Providing communications to colleagues regarding the importance of following the guidance of local, state and government health authorities;

    ✓
    Enabling approximately 76% Sterling's total workforce, whose responsibilities could be performed remotely, to "work from home";

    ✓
    Providing additional paid time off for essential front-line colleagues; and,

    ✓
    Implementing safety measures at every Sterling location and providing personal protective equipment to our colleagues.

We measure success not only in financial terms, but also in our ongoing support of the communities we serve. Sterling is focused on supporting various organizations through fundraising efforts, educational sponsorship, community development efforts, food drives, and partnerships with local universities.

Community Reinvestment

    ✓
    Rated "Satisfactory" by our primary regulator in connection with our lending practices vis a vis meeting the credit needs of our entire community, including low- and moderate-income neighborhoods, pursuant to measures established by the Community Reinvestment Act.

    ✓
    During 2020, Sterling provided approximately $550 million in funding for low income/affordable housing projects.

Sterling National Bank Charitable Foundation

In 2020, we continued to make meaningful contributions to our local communities through the Sterling National Bank Charitable Foundation ("Foundation"). The Foundation supports not-for-profit organizations that share in our vision and values. During 2020, the Foundation:

    ✓
    Made contributions of more than $1.5 million;

    ✓
    Supported the work of more than 100 charitable organizations; and,

    ✓
    Took specific action to address the COVID-19 pandemic, including the provision of financial assistance to food pantries and to organizations providing rent relief, assisting with reopening costs for small businesses, providing childcare for working families and first responders, and providing PPE for veterans and organizations serving the disabled.

    ✓
    Directly contributed to organizations that provide financial literacy and educational programs, including the underserved communities in the Bronx, lower Hudson Valley, Long Island and New Jersey.

  During 2020, the Foundation also:

    ✓
    Supported diversity and inclusion by providing funding to organizations that promote financial literacy education, college and career readiness and to organizations promoting social justice initiatives.

    ✓
    Sponsored college success and readiness programs by supporting K-12 afterschool programs and youth leadership development initiatives.

    ✓
    Assisted high school art students in low to moderate income areas with portfolio development for college entrance.

    ✓
    Endorsed programs providing job training and employment placement, vocational training and homelessness prevention.

    ✓
    Supported organizations providing pro-bono legal services and foreclosure and eviction prevention.

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COMMITMENT TO SUSTAINABILITY

In addition to providing financial support to a number of organizations in our communities, we encourage and give our Colleagues the opportunity to provide meaningful voluntary service in and support for their communities. During 2020:

    ✓
    We increased the amount of the Foundation's Matching Gift Program for Colleagues and matched over $106,000 in donations.

    ✓
    Our colleagues volunteered over 4,600 hours in the community both in-person and virtually.

Supporting our communities is core to our mission and we will continue to partner with and strengthen our relationships with organizations that share our values.

We believe that strong governance and oversight is vital and supports the long-term success of Sterling. Our corporate governance program provides a strong foundation for operating our business in a manner that is fair, ethical and responsible. Our Board and its committees help set the tone for our Company and meet regularly to review policies, current regulations and industry best practices. Sterling's leadership is focused on and devotes substantial attention to matters of corporate responsibility, including ESG priorities. As part of our sustainability initiatives, our Nominating and Corporate Governance Committee receives updates from management on ESG initiatives and metrics and provides updates to the Board.

Our risk management teams oversee compliance with applicable laws and regulations and coordinate with subject matter experts throughout the business to identify, monitor and mitigate risk including information security risk management and cyber defense programs. These teams maintain robust testing programs and regularly provide updates to the Board.

Sterling is devoted to operating its business in a sustainable manner and has undertaken a number of initiatives designed to reduce our impact on the environment and to promote environmentally friendly projects and practices. With a view to increasing efficiency and reducing waste, we are continuing to digitize manual back office and financial center functions. In 2020, we:

    ✓
    Provided more than $300 million in financing for environmentally friendly infrastructure projects;

    ✓
    Migrated substantially all of our technology infrastructure to cloud environment and out of physical data centers, reducing energy usage and, accordingly, our carbon footprint;

    ✓
    Adhered to Leadership in Energy and Environmental Design or "LEED" compliance standards within our newly developed or renovated campuses and financial centers; and

    ✓
    Encouraged environmentally friendly work practices by supporting recycling at all of our office locations and by installing water efficient faucets and energy efficient thermostats and HVAC systems throughout our financial center network and office locations.

We continue to look for opportunities to minimize our environmental impact and to support public and private organizations that advance sustainability initiatives by driving towards a more digital work environment, encouraging remote work practices and making investments to reduce waste at all of our office locations.

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COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

INTRODUCTION

This Compensation Discussion & Analysis (this "CD&A") provides detail on the compensation programs for our Chief Executive Officer, Bank President and Chief Financial Officer, and three other most highly compensated executives (collectively, our "NEOs") including the overall objectives of our compensation program, each element of compensation provided, and an explanation of the reasons for the compensation decisions we have made for these individuals with respect to 2020.

Our NEOs for 2020 were:

JACK KOPNISKY
Age: 65
Chief Executive Officer

LUIS MASSIANI
Age: 44
President of Sterling National Bank,
Chief Operating Officer (since January 2021)
Chief Financial Officer (until March 1, 2021)

RODNEY WHITWELL
Age: 62
Chief Administrative Officer

MICHAEL E. FINN
Age: 56
Chief Risk Officer

THOMAS X. GEISEL
Age: 59
President Corporate Banking

Executive Summary	48

Role of the Compensation Committee	53

Role of Management	53

Role of the Compensation Consultant	54

Executive Compensation Philosophy, Benchmarking and Components	49

Executive Compensation Program and Pay Decisions	56

Other Matters	62

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COMPENSATION DISCUSSION & ANALYSIS

Our Strategic Accomplishments

Against the backdrop of an exceptionally difficult operating environment in 2020, the resilience of our business model and the high quality of our client relationships allowed us to nevertheless generate strong operating results, including increased operating leverage and substantial growth in tangible capital and tangible book value per common share. We navigated the difficult business climate by leveraging our diverse asset and deposit gathering capabilities to efficiently allocate capital to sectors and verticals that meet our risk-adjusted return requirements.

We prioritized the health and safety of our colleagues and our clients, transitioning many of our workflows to a fully remote environment while maintaining the standards or operational excellence that our clients have come to expect from us. Finally, we prudently navigated an incredibly challenging credit environment by proactively managing our business and exposure. Highlights of the Company's performance during 2020 are noted below. Refer to the Strategic Highlights section found on page 4 for additional information.

Executive Compensation Philosophy, Benchmarking and Components

Our executive compensation program is designed to align the interests of our executive officers with stockholders by rewarding the achievement of pre-established corporate financial goals, strong executive leadership and superior individual performance. By providing annual cash incentives, long-term equity compensation and a competitive benefits package, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company's long-term financial performance, growth, profitability and stockholder value. We also ensure sound risk management by providing a balanced view of performance and long-term stockholder value.

The Company's compensation program provides a significant portion of total compensation based on performance relative to short-term and long-term financial goals and encourages executives to maintain significant stock ownership in the Company. The Compensation Committee reviews at least annually the components of each NEO's compensation package and targets at least 50% of the total compensation opportunity be conditional of achievement of a combination of short-term and long-term performance measures. The Compensation Committee, with the advice from its compensation consultant, regularly assesses the components of the executive compensation program. Periodically, the compensation consultant will conduct a benchmarking study utilizing a peer group of banks of similar asset size, as well as a number of industry survey sources. The purpose of this assessment is to provide market perspective to the Compensation Committee as it sets base salaries and incentive opportunities for the next year. The Compensation Committee believes that periodic monitoring of the Company's programs and pay decisions, as well as that of its industry and peers, enables it to assess the effectiveness of pay decisions and ensure the executive compensation program meets the Company's objectives.

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COMPENSATION DISCUSSION & ANALYSIS

Highlights of 2020 Compensation Program and Impact of Pandemic

The Company's executive compensation program is designed to align total compensation with performance while enabling us to attract, motivate and retain high quality executive management. As a result of a study performed by our previous compensation consultants, Meridian Compensation Partners, LLC, in November 2019, the Compensation Committee approved certain changes to base salary and short-term incentive targets, as well as long-term incentive targets for the CEO and other NEOs, to be effective in 2020. These changes provided a competitive pay structure that better aligned our NEOs' target compensation opportunities with the Company's peer group following recent mergers and related integration and the growth of the Company while providing annual incentive and equity compensation that rewards our NEOs for superior performance.

Additionally, in February 2020, the Committee approved the performance metrics and goals applicable for the 2020 annual incentive plan and the 2020 - 2022 performance share plan. Shortly thereafter, it became apparent that these goals were set without knowing that the interest rate environment would decline and provisioning would increase beyond what was already expected given the economic uncertainty taking hold in March 2020.

The COVID-19 pandemic had an impact on our 2020 performance. As the effects of the pandemic progressed, we took steps to protect our colleagues and clients, including closing branches at times for safety and limiting transactions to drive-thru tellers as well as ensuring barriers and other social distancing measures were provided. We provided colleagues with an additional week of paid time off to allow them time to recover from illness when necessary, modified workplace access to promote social distancing, and had over 1,000 colleagues working remotely. Given the uncertain economic environment, we held a conservative capital position while focusing on providing superior service to our clients while ensuring a safe and healthy working environment for our colleagues.

In light of the effect of the COVID-19 pandemic over the course of 2020, the Compensation Committee met regularly to consider the impact of the pandemic on our financial and strategic performance and impact on our performance plans. At these meetings, the Committee's new independent compensation consultant, Compensation Advisory Partners, LLC ("CAP") provided ongoing updates to help the Committee understand the impact of the pandemic on performance against the pre-established plan, as well as how the Bank's performance compared to its peers. The Committee considered these factors when evaluating whether modifications or other alternatives to the short- and long-term incentive plans were warranted as 2020 progressed.

After lengthy consideration, the Committee approved the adjustments outlined below to the Short Term and Long Term Incentive Plans. The Committee used the existing construct of the Company's incentive compensation plans and practices to recognize solid performance in light of the COVID-19 pandemic and support the retention and motivation of key talent:

  ✓
  Adjustments to the Short-Term Incentive Plan:

    o
    Incorporated additional performance metrics tied to the Company's net revenue less net charge-offs for the year ended December 31, 2020. These metrics known as pre-provision net revenue ("PPNR") less charge-offs and pre-provision net revenue return on assets ("PPNR ROA") were deemed suitable as they measure the Company's ability to generate PPNR earnings and focus performance measures on factors that are, generally speaking, within the control of management. Due to the unpredictability of loan loss provisions, the Committee felt that it was better to focus management on earnings performance for the remainder of 2020.

    o
    Limited maximum payout for additional performance metrics. The maximum amount that could be earned for exceeding target was capped at 100% as compared to 150% of target if the original metrics were achieved.

    o
    Reduced corporate payout below calculated level. Based on the revised plan, the Company's performance resulted in a corporate performance factor of 100% of target. The Compensation Committee considered this result and determined that it would be appropriate to set the corporate component below the calculated level at 75% of target. Though the Compensation Committee believes the Company had strong financial performance and executed well against its strategic plan in a challenging environment, it felt it was appropriate to reduce the payout to recognize that the Company did not achieve the original goals and to manage costs given continued uncertainty related to the continuing trajectory of COVID-19 pandemic.

  ✓
  Adjustments to Long-Term Incentive Plan:

    o
    Reliance on Relative Performance. With a continued focus on strong financial performance relative to a broad range of industry peers the Committee evaluated the removal of the minimum absolute threshold in the third year of the three year performance period from the plan design, including outstanding performance periods ending on December 31, 2020, 2021 and 2022. The Plan will rely on the relative performance measures to determine payouts. This change recognizes that the absolute thresholds did not contemplate the industry-wide impact on credit and other financial metrics of the COVID-19 pandemic. Additionally, for the 2018-2020 performance period, the Committee considered the unique events of this past year and applied a 10% adjustment to the calculated payout.

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COMPENSATION DISCUSSION & ANALYSIS

      o
      Timing of Grant. Throughout 2020, the Committee monitored the impact of the COVID-19 pandemic on Sterling's stock price and corresponding impact on equity awards. In addition, for much of the year, Sterling's stock price was below historical trading levels. The Committee noted that this created significant retention concerns. To address these retention concerns and motivate key employees in the face of unprecedented uncertainty and increased workload created by the COVID-19 pandemic, the Committee determined to grant 25% of the 2021 long-term incentive award to eligible participants in October 2020 with the remainder of the grant being issued on the normal grant schedule during the first quarter of 2021. The October 2020 grants represented an early grant of awards that would have otherwise been granted in the first quarter of 2021 and are not additional awards. For Senior Executives, including NEOs, the award was granted in the form of performance shares; remaining recipients received shares as restricted stock units. These early grant performance awards have the same performance period and vesting schedule as those remaining performance awards granted in the first quarter of 2021.

After assessing the Company's performance under the adjusted program, the corporate component of the STI was funded at 75% of target and the 2018 - 2020 performance share plan at 75% of target. The Committee approved these outcomes to recognize the Company's strong operating results and achievements in the context of the extraordinary, challenging business climate. The outcome also demonstrates the rigor of performance in our programs and their alignment with our pay for performance philosophy. The chart below summarizes the payouts over time:

	Payout Factor as a % of Target
	2018	2019	2020

STI Corporate Component	100%	100%	75%
Performance Share Awards	150%	150%	75%

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COMPENSATION DISCUSSION & ANALYSIS

2020 TARGET PAY MIX

The charts below for our CEO and our other NEOs illustrate the target compensation established for 2020, consisting of base salary, target annual incentive awards, and target 2020 - 2022 Long Term Incentive Plan ("LTIP") awards consisting of performance shares and restricted stock awards. For 2020, our compensation targets and pay mix were the following:

The Compensation Committee continued to maintain the following best practices related to our compensation programs and practices related to our NEOs:

✓

Significant focus on performance-based pay

✓

Caps on incentive plan payouts to support appropriate risk management

✓

Stock ownership guidelines

✓

Majority (75%) of our long-term/equity incentives are based on future performance.

✓

No gross-up provisions on excise taxes paid in connection with a change in control in all employment agreements

✓

Clawback policy

✓

No material perquisites

✓

Anti-hedging policy

✓

Pledging restriction policy

✓

One year holding period post-vesting for all restricted stock awards

✓

No payment of dividends on performance shares until vesting

✓

Independent compensation consultant

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COMPENSATION DISCUSSION & ANALYSIS

2020 SAY-ON-PAY VOTE

At the Company's 2020 Annual Meeting, stockholders cast an advisory vote regarding the Company's NEO compensation program, or the Say-on-Pay vote, with 95.8% of the votes cast on such proposal voted in favor of the Company's executive compensation program. Given the significant level of support from the Company's stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to NEO compensation which incorporates all of the Company's objectives and policies set forth above including, but not limited to, a pay for performance culture that retains talent and motivates and rewards performance. The Board and the Compensation Committee considered this substantial affirmation as one of many factors in crafting a NEO compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our NEO compensation programs.

Role of the Compensation Committee

The Compensation Committee consists of five (5) members of the Board, each of whom is independent. The Chair of the Compensation Committee reports on material committee actions at Board meetings.

The Compensation Committee reviews all elements of compensation for the Company's NEOs, namely its CEO, CFO and the other three (3) most highly compensated executive officers. Elements of compensation are reviewed individually and in the aggregate, including a review of base salary, annual cash incentives, total cash compensation, long-term incentives and/or equity awards, total direct compensation, benefits and perquisites. In addition, the Compensation Committee reviews the interplay between pay and performance and considers all elements in the aggregate as part of an executive's total compensation package, taking into account our corporate goals and objectives. The Compensation Committee reviews its philosophy and executive compensation practices at least annually.

The Compensation Committee's major duties and responsibilities are the following:

✓

Review overall compensation, benefits and perquisites programs.

✓

Evaluate CEO and other executive officer performance.

✓

Review all aspects of the CEO's pay program including approval of base salary, annual incentives, equity and benefits.

✓

Review all aspects of the pay programs of the executive officers who report to the CEO.

✓

Assess the risks in connection with the compensation program to ensure executives are not encouraged or rewarded for taking excessive risk.

✓

Award annual cash incentive payments to the NEOs in accordance with the terms of the Executive Officer Short-Term Incentive Plan.

✓

Review, evaluate and, if applicable, approve incentive, equity and executive benefit plans.

✓

Oversee the Company's compliance with all regulations related to executive compensation.

✓

Review and approve all severance and termination arrangements for executive officers.

✓

Review and approve the CD&A.

✓

Review the overall compensation arrangements in connection with Volcker Rule incentive compensation considerations to confirm the Company is not incentivizing prohibited proprietary trading activities.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees consisting of one or more of its members, in its sole discretion.

Role of Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, certain members of management are requested to attend meetings and/or provide input to the Compensation Committee. Input may be sought from the CEO, Chief Human Resources Officer ("CHRO"), CFO, Chief Operating Officer ("COO"), Chief Risk Officer ("CRO"), General Counsel ("GC"), Chief Administrative Officer ("CAO") or others to ensure the Compensation Committee has the information and perspective it requires to carry out its duties.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee will:

    ✓
    seek input from the CEO on matters relating to strategic objectives, Company performance goals and an annual business plan

    ✓
    request a self-assessment from the CEO on his annual performance

    ✓
    request from the CEO at the end of each year summaries of executive officer performance and recommendations relating to executive officer compensation

The CHRO assists the Compensation Committee on the design, administration and operation of the Company's compensation programs. The CHRO may be requested, on the Compensation Committee's behalf, to work with the Compensation Committee's independent consultant to develop proposals for the Compensation Committee's consideration. The Compensation Committee also receives updates from the Company's CRO, CFO and COO, throughout the year as appropriate.

Although executives provide insight, suggestions and recommendations, only Compensation Committee members vote on decisions regarding executive compensation. The Compensation Committee regularly meets in executive session without management.

Role of the Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. The Compensation Committee also has access to outside legal counsel and other experts as needed. The compensation consultant and other experts serve at the request of the Compensation Committee, which has the power and authority to retain such experts and approve fees and retention terms.

During 2020, the Committee retained Compensation Advisory Partners, LLC ("CAP") to serve as independent compensation consultant and perform the following tasks, among others:

    ✓
    conduct a review of the competitiveness and effectiveness of the Company's executive compensation program relative to market practice

    ✓
    assist in the design of equity-based performance awards

    ✓
    assist with year-end decisions and provide ongoing advice and counsel, as requested

In the event the Company desires to seek CAP's expertise for assistance with other issues not directly related to executive compensation, the Compensation Committee would first approve such activities.

In retaining CAP, the Committee determined that, based on the information presented, CAP was independent and its engagement did not present any conflicts of interest. In making this determination, the Compensation Committee noted:

    ✓
    CAP provided no other services to the Company other than compensation consulting

    ✓
    no personal or business relationships exist between CAP and members of the Board or executive officers

    ✓
    CAP and its consultants do not directly own any shares of the Company's stock

    ✓
    CAP maintains a written policy designed to avoid conflicts of interest that may arise

CAP also determined that it was independent from the Company's executive officers and confirmed this in a written statement delivered to the Chair of the Compensation Committee. Based on the above, the Committee reviewed and concluded that retaining CAP complied with the standards adopted by the SEC and NYSE regarding compensation advisor independence and conflicts of interest.

2020 Peer Group

Our 2020 peer group remained unchanged from 2019, consisting of 23 banks with a median asset size of $32.9 billion compared to Sterling's assets of $29.8 billion and median market cap of $4.3 billion compared to Sterling's market cap of $3.5 billion as of December 31, 2020. The peer group includes banks in the United States, excluding banks located in Hawaii and Puerto Rico, as well as excluding thrifts and banks primarily engaged in providing consumer loans. This peer group served as a benchmark when making 2020 executive and director compensation decisions.

54     |    Sterling Bancorp - 2021 Proxy Statement

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee's compensation consultant reviews the Company's peer group on a regular basis to ensure it remains relevant and appropriate given the Company's asset size. We expect to revisit the composition of the peer group for 2022.

2020 and 2021 PEER GROUP

Associated Banc-Corp	BankUnited, Inc.	BOK Financial Corporation
CIT Group	FNB Corporation	First Citizens BancShares, Inc
First Horizon National Corporation	Fulton Financial Corporation	Hancock Whitney Corporation
IBERIABANK Corporation	PAC West Bancorp	People's United Financial, Inc.
Pinnacle Financial Partners, Inc.	Signature Bank	SVB Financial Group
Synovus Financial Corp.	Texas Capital Bancshares, Inc.	UMB Financial Corporation
Umpqua Holdings Corporation Inc.	Valley National Bancorp	Webster Financial Corporation
Western Alliance Bank Corporation	Wintrust Financial Corporation

Our total compensation program includes the following components:

Component	Objective/Purpose
Base Salary

•

Provide competitive base compensation to recognize executives' roles, responsibilities, contributions, experience, leadership and performance. Our salaries generally are targeted to be within the range of market median.

•

Represent fixed compensation that is the basis for other compensation elements such as incentive pay.

•

Sufficient to discourage inappropriate risk taking by executives.

•

Actual salaries and increases reflect an executive's performance, experience and pay level relative to internal and external salary relationships.

Annual Cash Incentive Awards

•

Motivate and reward achievement of specific annual performance goals. We provide competitive compensation when performance goals are achieved and above or below incentive compensation pay when performance is above or below performance, respectively.

•

Align executives with the Company's strategic plan and critical performance goals. Provide meaningful "pay-at-risk" that is earned each year based on performance. Actual awards vary based on performance.

•

Encourage teamwork and collaboration across the Company.

Equity Compensation/Long-term Incentives

•

Target long-term incentive opportunities that are competitive with industry practice and norms. Such opportunities reward executives for long-term growth, profitability and creating stockholder value.

•

Align executive and stockholder interests through stock awards which are tied to stock price performance.

•

Ensure sound risk management by providing a balanced view of performance and long-term stockholder value.

•

Grant restricted stock to help ensure executives have an ownership/equity interest.

•

Grant performance shares to focus executives on performance over multi-year periods.

Benefits and Perquisites	• Provide insurance and retirement security benefits. • Provide limited perquisites to be competitive with industry practice and enable the Company to attract, motivate and retain qualified talent.
Employment Agreements and Severance/Change in Control Benefits	• Be competitive with industry practice. • Protect the executive and the Company in the event of termination. • Retain executives in the event of a change in control.

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COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation Program and Pay Decisions

Consistent with past years, the Company's total compensation program for 2020 consisted of four (4) main components: base salary, annual cash incentive compensation, long-term incentives/equity compensation and benefits. This section summarizes the programs and our pay decisions for 2020.

BASE SALARY

The Compensation Committee considered the competitive analysis provided by the independent compensation consultant in 2019 and recommended the following changes to NEO base salaries effective January 1, 2020. The 2020 salary increases for Mr. Kopnisky and Mr. Geisel were made to ensure the alignment of their base compensation with the median pay for equivalent roles within our peer group.

Name / Positions	2019 Annualized Base Salary	Increase over 2019 Base Salary	2020 Annualized Base Salary	Percentage Increase

Jack Kopnisky, CEO	$950,000	$45,000	$995,000	4.7%
Luis Massiani, CFO	600,000	0	600,000	0%
Rodney Whitwell, CAO	475,000	0	475,000	0%
Michael E. Finn, CRO	500,000	0	500,000	0%
Thomas X. Geisel, President Corporate Banking	475,000	75,000	550,000	15.8%

ANNUAL CASH INCENTIVE COMPENSATION

An important element of our performance-based pay program under the Amended and Restated 2015 Omnibus Equity and Incentive Plan ("2015 Omnibus Plan") is our Executive Officer Short-Term Incentive Plan (the "STI Plan"), which includes the participation of officers with the title of Senior Vice President and above. In February 2021, the Compensation Committee awarded annual cash incentive compensation to the NEOs pursuant to the STI Plan based on certain performance goals following the completion of the twelve (12) month performance period ended December 31, 2020.

PERFORMANCE MEASURES

Under the 2015 Omnibus Plan, performance measures are established by the Compensation Committee on an annual basis and are tied specifically to achievement of the Company's strategic plan and financial performance. In setting the NEOs' awards, the Compensation Committee considered a combination of corporate business unit and individual performance factors. At the onset of 2020 and consistent with prior year, the corporate performance factors were diluted earnings per share available to common stockholders, as adjusted ("EPS")and, return on average tangible assets, as adjusted ("ROATA"). These financial metric goals were established and approved in the beginning of February 2020 before the outbreak of the COVID-19 pandemic. These performance measures included a review of the Company's overall performance relative to its 2020 strategic plan, the individual achievements of each NEO relative to annual goals and the NEO's overall contribution to the Company. The relative weights to be attributed to each of of these factors are outlined in the following table:

	Annual Cash Incentive Weighting of Performance Goals
NEO	Corporate	Business Unit	Individual

CEO	70%	0%	30%
Other NEOs	70%	15%	15%

Each executive, except for our CEO, had business unit performance objectives specific to his role. For example, segment executives may have specific loan and deposit target goals while operational manager performance is measured mainly through efficiency and productivity metrics. Individual performance objectives focused on the contribution of the NEO to the successful execution of the Company's strategic plan in 2020.

During the course of 2020 as the impact of the pandemic became both more severe and more sustained, the Compensation Committee approved two additional performance metrics under the STI Plan tied to the Company's pre-provision net revenue less net charge-offs for the year ending December 31, 2020 ("PPNR") and PPNR return on average tangible assets ("PPNR ROA"). The Compensation Committee believes that PPNR and PPNR ROA are appropriate alternative performance metrics for 2020 as they measure the Company's ability to generate pre-tax earnings excluding the impact of credit loss provision expense, which has been materially impacted by the unanticipated effects of the COVID-19 pandemic. PPNR and PPNR ROA are also metrics that should allow for a more accurate comparison of the Company's performance for 2020 against its peers as institutions will likely take different approaches to

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COMPENSATION DISCUSSION & ANALYSIS

addressing the impact of the challenging economic environment associated with COVID-19 pandemic on their loan portfolio and operations while some of the Company's peers will have been less severely impacted based on the geography in which they operate. As a result of the addition of the PPNR and PPNR ROA performance metrics, participants in the STI Plan are entitled to earn a cash incentive payout under the STI Plan based on achievement of either set of corporate metrics for the year ended December 31, 2020.

The table below outlines the corporate metrics, targets and relative weightings established by the Compensation Committee for the NEOs for the year ended December 31, 2020:

Metric	Weighting	Threshold	Target	Stretch

EPS	50%	$1.94	$2.16	$2.37
ROATA	50%	1.35%	1.50%	1.64%
Payout as a % of Target		50%	100%	150%

Metric	Weighting	Threshold	Target	Stretch

PPNR less net charge offs	50%	$365,000,000	$405,000,000	n/a
PPNR ROA	50%	1.25%	1.40%	n/a
Payout as a % of Target		50%	100%	n/a

In addition, it was determined that to the extent that the STI payout was based on the new PPNR and PPNR ROA metrics, the maximum payout that participants could receive would be capped at 100% of target. The Company lowered the maximum payout level (as compared to the maximum of 150% of target in the original STI Plan metrics) in recognition of these being alternative metrics.

At the end of the performance period, performance was assessed against the performance objectives. Cash incentive payments based on the Company's financial performance were made only if one or more financial metrics met or exceeded the thresholds established by the Compensation Committee.

TARGET ANNUAL INCENTIVE OPPORTUNITIES

The STI Plan provides annual cash-based incentive opportunities (defined as a percentage of base salary) established by the Compensation Committee for each position based on role, responsibilities and market practice. Potential awards range from 50% of target for threshold performance to a cap of 150% of target for maximum performance. The 2020 annual incentive targets and ranges were the following:

	Annual Incentive Target 2020
Name/Title	Eligible Base Salary Earnings	Target % of Base	Target $ Value

Jack Kopnisky, CEO	$995,000	150%	$1,492,500
Luis Massiani, CFO	600,000	100%	600,000
Rodney Whitwell, CAO	475,000	70%	332,500
Michael E. Finn, CRO	500,000	70%	350,000
Thomas X. Geisel, President Corporate Banking	550,000	80%	440,000

For each NEO, the target incentive value was based on base salary earnings for 2020 as follows:

	Annual Cash Incentive as a % of Base Salary
Name/Title	Below Threshold	Threshold	Target	Maximum

Jack Kopnisky, CEO	$0	$746,250	$1,492,500	$2,238,750
Luis Massiani, CFO	0	300,000	600,000	900,000
Rodney Whitwell, CAO	0	166,250	332,500	498,750
Michael E. Finn, CRO	0	175,000	350,000	525,000
Thomas X. Geisel, President Corporate Banking	0	220,000	440,000	660,000

2020 STI PLAN PAYOUTS—CORPORATE PERFORMANCE ASSESSMENT

The Compensation Committee determined a payout percentage based on the Company's financial performance, combined with an assessment of the individual and business unit performance of each individual NEO. As outlined in the charts below, Sterling's EPS and ROATA were below the threshold goals set in February 2020 prior to the outbreak of the COVID-19 pandemic and Sterling's PPNR less net charge-offs and PPNR ROA were above target. Based on the revised plan, this performance resulted in a corporate performance

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COMPENSATION DISCUSSION & ANALYSIS

factor of 100% of target. The Compensation Committee considered this result and made the determination that it would be appropriate to reduce the corporate component to 75% of target, or below the calculated level, for Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel. Though the Compensation Committee believes the Company had strong financial performance and executed well against its strategic plan in a challenging environment, it felt it was appropriate to reduce the payout to recognize that the Company did not achieve the original goals and to manage costs given continued uncertainty around the COVID-19 pandemic (See attached Annex B to this proxy statement for a reconciliation of the "As Adjusted" results shown in the table below to our GAAP results found in our 2020 Annual Report for purposes of Regulation G adopted by the SEC).

	Performance Goals
Measure	Threshold	Target	Stretch	As Adjusted

EPS	$2.00	$2.23	$2.45	$1.20
ROATA	1.26%	1.40%	1.54%	0.82%

	Performance Goals
Measure	Threshold	Target	Stretch	As Adjusted

PPNR Less net charge offs	$365,000,000	$405,000,000	n/a	$409,600,000
PPNR ROA	1.25%	1.40%	n/a	1.42%

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COMPENSATION DISCUSSION & ANALYSIS

STI PLAN PAYOUTS—BUSINESS UNIT AND INDIVIDUAL PERFORMANCE ASSESSMENT

The Company's performance in 2020 focused on responding to the rapidly changing pandemic environment and unexpected lack of growth in the rate environment. Throughout the year, our executives performed at a high level, generating significant results in a challenging environment. In determining compensation levels, the Compensation Committee reviews the CEO's performance from a corporate and individual perspective. Below are the primary factors considered by the Compensation Committee when determining the payout for the CEO:

Mr. Kopnisky Chief Executive Officer

Mr. Kopnisky was evaluated by the Compensation Committee based on the overall performance of the Company, which included its accomplishment of strategic plans, total stockholder returns and financial results for the Company for 2020. Under Mr. Kopnisky's leadership, he navigated the Company in proactively responding to the COVID-19 pandemic, the recession and the challenging market dynamics while pivoting the organization toward accomplishment of strategic initiatives that assisted in loan generation and asset growth and reinstitution of the stock repurchase program. Based on the corporate performance factors and this review, the Compensation Committee awarded Mr. Kopnisky a cash incentive payment of 67% of target for 2020.

For our executive officers, other than our CEO, the Compensation Committee reviews each executive's performance relative to corporate, business unit and individual considerations. Below are the primary factors considered by the Compensation Committee when determining payouts for each other NEO:

Mr. Massiani Chief Financial Officer	Mr. Whitwell Chief Administrative Officer

Mr. Massiani exhibited strong leadership as CFO of the Company during 2020, enabling the Company to meet its growth targets and achieve strong operating results. Mr. Massiani effectively executed the sale of $159.4 million of residential mortgage and non-performing loan portfolios and the sale of $461.7 million of PPP loans. These transactions, along with continuing to guide the Company's balance sheet transition, proactively managed our net interest margin, and contributed to the Company's efficiency ratio and positive operating leverage. Capital initiatives led by Mr. Massiani during 2019 and 2020 enabled the Company to have a solid foundation, ample capital and liquidity and the flexibility to allow for effective cost of funds reduction. Mr. Massiani also lead the Company through a successful issuance of $225.0 million of fixed to floating rate subordinated notes. Based on the corporate performance factors and this review, the Compensation Committee awarded Mr. Massiani a cash incentive payment of 83% of target for 2020.
Mr. Whitwell's efforts in 2020 included leading the Company's strategy and investments in technology, which expanded on our digital and on-line distribution channels and capabilities. Through the Future Forward initiative, the Company has committed to investing in technology to enhance our technology foundation and improve the digital experience for our clients and colleagues. Through partnerships with various technology providers, the Company successfully migrated its technology operations to a cloud-based technology infrastructure, expanded on robotics and automation technologies to streamline bank operations and enhanced digital banking applications. As the Company becomes more digitally driven, these initiatives will help drive a further diversification in our asset gathering and deposit gathering capabilities. Based on the corporate performance factor and this review, the Compensation Committee awarded Mr. Whitwell a cash incentive payment of 75% of target for 2020.

Mr. Finn Chief Risk Officer	Mr. Geisel President Corporate Banking

In 2020, Mr. Finn maintained and further enhanced an effective enterprise risk management platform within the Company. Mr. Finn is responsible for overseeing all risk management functions of the Company, including Credit Risk, Compliance, BSA/AML, Internal Audit and manages the Company's regulatory relationships. Mr. Finn leads a strong team of risk management professionals and manages a robust risk management platform that has consistently evolved to effectively support the growth and increasing complexity of the Company. The Company maintains strong regulatory examination results. Based on the corporate performance factor and this review, the Compensation Committee awarded Mr. Finn a cash incentive payment of 86% of target for 2020.
Mr. Geisel oversees all of the corporate banking functions of the Company, including portfolio management, underwriting, our commercial banking teams and specialty lending businesses. In 2020, the corporate bank generated $20.0 billion of commercial loans, Mr. Geisel was a key driver of the non-performing loan sales and the implementation of the PPP loan platform for clients. Leveraging Sterling's core competencies, Mr. Geisel led the Corporate Banking Division with a focus on driving top line revenue growth and improving the revenue mix. Based on the corporate performance factor and this review, the Compensation Committee awarded Mr. Geisel a cash incentive payment of 80% of target for 2020.

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COMPENSATION DISCUSSION & ANALYSIS

FINAL STI PLAN PAYOUTS—2020

Based on both the above performance measures and the Compensation Committee's assessment of strategic business unit and individual performance, the 2020 cash incentive payments were awarded as follows relative to the 2020 target value:

Name/Title	2020 Target Value	2020 Cash Incentive Payment

Jack Kopnisky, CEO	$1,492,500	$1,000,000
Luis Massiani, CFO	600,000	500,000
Rodney Whitwell, CAO	332,500	250,000
Michael E. Finn, CRO	350,000	300,000
Thomas X. Geisel, President Corporate Banking	440,000	350,000

EQUITY COMPENSATION/LONG-TERM INCENTIVES

Another key element of executive compensation is the Company's long-term incentive plan, which provides equity-based compensation that supports our goals to provide performance-based compensation that is aligned with our stockholders' interests and serves as a long-term retention tool for high performing executives. Shares granted as part of the long-term incentive plan are issued from the 2015 Omnibus Plan.

The Compensation Committee believes the long-term incentive program reinforces our strong focus on pay for performance and aligns our executives with stockholder interests. Beginning with grants made in 2019, the Company's annual long-term incentive program targets 75% of an award in performance shares while 25% of the award consists of time-vested stock.

RESTRICTED STOCK (25% OF TARGET AWARD)

  •
  Granted based on the Compensation Committee's assessment of Company and individual performance and other qualitative factors for the prior year (i.e., for the 2020 grants, considered performance for 2019).

  •
  Vests ratably over a three (3)-year period and is granted based on an assessment of Company, individual performance and qualitative factors as determined by the Compensation Committee.

  •
  Subject to one (1)-year hold period upon vesting.

  •
  Helps support retention and ownership goals.

PERFORMANCE SHARES (75% OF TARGET AWARD)

  •
  Rewards future performance and aligns executive's interests with shareholders.

  •
  Performance shares vest based on 3-year adjusted ROATA and 3-year adjusted EPS growth compared to the KBW Regional Bank Index.

  •
  Performance above and below the median will be interpolated and range from 50% of the target for achieving the 35th percentile performance relative to the index and a stretch award of 150% of target for achieving 75th percentile or greater relative to the index.

  •
  The awards initially included a minimum performance threshold, which required the Company to achieve adjusted EPS of $1.75 and adjusted ROATA of 1.30% in the final year of the 3-year performance period for the awards to payout. During 2020, the Board determined that the awards would payout based solely on relative performance and approved the removal of the minimum thresholds.

2020 LONG-TERM INCENTIVE GRANTS

In February 2020, the Compensation Committee approved the 2020 equity grants summarized below. Performance shares were granted at target as vesting depends on performance for the three year period ending December 31, 2022. Restricted stock grants were awarded at 125% of target to reflect the Compensation Committee's consideration of Company and individual performance for the prior year (i.e., 2019).

We delivered a significant portion of each NEO's 2020 compensation in equity awards with multi-year vesting periods to link the value that executives realize from compensation awards to long-term shareholder value. The 2020 equity award values shown in the table below are based on the fair value on the date of grant. The actual value that our executives realize from these awards will depend on our stock price at the time of vesting and the performance outcomes of the performance shares, which represent 75% of the total long term

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COMPENSATION DISCUSSION & ANALYSIS

incentive grant. Our compensation program is designed so that the short-term and long-term interests of our NEOs and stockholders are closely aligned.

2021 LONG-TERM INCENTIVE GRANTS

Throughout 2020, the Compensation Committee monitored the impact of the COVID-19 pandemic on Sterling's financial results and, therefore, on the performance measures contained in the Company's incentive compensation plans. For much of the year, Sterling's stock price was below typical trading levels. The Compensation Committee noted that this created significant retention concerns. To address these retention concerns, and in line with our compensation principles, the Compensation Committee approved the granting of 25% of the 2021 long-term incentive awards to eligible participants in October 2020 with the remainder of the grant being issued on the normal grant schedule during the first quarter of 2021. The October 2020 grants represent an early grant of awards that would have otherwise been granted in the first quarter of 2021 and are not additional awards. For Senior Executives, including NEOs, the award was granted as performance shares; recipients received shares as restricted stock units. Those performance awards granted in October 2020. have the same performance period and vesting schedule as those performance awards granted in the first quarter of 2021. These awards are included separately in the table below because we consider them to be part of the 2021 long-term incentive grants.

For more information on the assumptions used in determining the fair value of these awards, refer to the "Grants of Plan-Based Awards in 2020" table included herein on page 67.

NEO	2020 Restricted Stock(1)	2020 Performance Shares(2)	2021 Performance Shares Granted in October 2020	Total

Jack Kopnisky	$808,428	$1,940,260	$646,748	$3,395,435
Luis Massiani	337,508	674.996	224,993	1,237,497
Rodney Whitwell	118,751	356,252	118,744	593,746
Michael E. Finn	206,241	412,524	137,498	756,262
Thomas X. Geisel	226,882	453,743	151,240	831,865

(1)
Restricted Stock Awards: Fair value is based on the Company's closing stock price on the date of the grant.
(2)
Performance Awards: Fair value is based on the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board ("FASB") ASC Topic 718.

VESTING OF FISCAL 2018-2020 PERFORMANCE SHARE AWARDS

Our annual long-term incentive program rewards performance using both relative adjusted ROATA and relative adjusted EPS growth over a three year cycle. Each year begins a new three year performance cycle, and the performance measures and payout range are established at the beginning of the cycle. The payout for such performance awards can range from 0% to 150% of target based 50% on the Company's adjusted ROATA ranking relative to the KBW Regional Bank Index and 50% on the Company's adjusted EPS growth ranking relative to the KBW Regional Bank Index. For both the measurement of adjusted ROATA and adjusted EPS growth, the three year average of each is measured against the three year index averages. Upon review of our relative ranking for EPS Growth, our relative ranking in respect of Adjusted ROATA and in consideration of various other factors laid out below, the Compensation Committee determined to set the final payout at 75% of target or just under 10% above the calculated payout.

Measure	Percentile Rank	Payout (% of Target)

Relative Adjusted EPS Growth	30.4%	0	%(1[nc_te,h])
Relative Adjusted ROATA	65.2%	65.2%
FINAL PAYOUT		75.0%
(1)
For purposes of calculating relative adjusted ROATA and adjusted EPS growth, the Compensation Consultant utilizes data available on S&P Capital IQ to access the data for individual companies that are included in the KBW Regional Bank Index. This allows the Compensation Committee to measure the Company's performance relative to the index in a comparable basis.

Factors which the Committee considered in arriving at this determination, included the disproportionate pandemic related impact felt by banks in the North East and in the New York metro area especially, the additional investments made by the Company in respect of additional pay for front line colleagues, investments in protective measures and equipment as well as contributions to those communities in which we serve that were impacted by the pandemic as well as the exemplary leadership of the management team in navigating the Company through these challenging conditions. This 10% payout recognizes the performance of the executive team in these challenging conditions. The Committee also noted that after the first two years of the 2018-2020 performance period, prior to the outbreak of the COVID-19 pandemic, Sterling's EPS growth was at the 76th percentile vs. the KBW Regional Bank Index and ROATA was at the 72nd percentile vs. the KBW Regional Bank Index, which would have resulted in a payout of 147% of target.

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COMPENSATION DISCUSSION & ANALYSIS

The final payout of 75% of target resulted in the following shares vesting related to the fiscal 2018 performance awards for our NEOs:

Long Term Equity Plan Payout for the Fiscal 2018-2020 Performance Share Awards

	Shares Granted February 2018	Shares Vesting Based on Fiscal 2018 Performance (at 75% of Target)

Jack Kopnisky	47,643	35,732
Luis Massiani	15,414	11,560
Rodney Whitwell	8,662	6,496
Michael E. Finn	8,662	6,496
Thomas X. Geisel	8,025	6,018

BENEFITS

The Company sponsors a variety of benefit plans for all employees. These benefits include a tax-qualified 401(k) Plan (the "Sterling 401(k) Plan"), life insurance, and other health and welfare benefits.

The Company also provides certain executive benefits and perquisites that are designed to provide benefits to executives to address tax code limitations. The Company's policy on benefits has been to provide benefits consistent with market practice.

Benefits and perquisites provided for executives include:

  •
  Supplemental Retirement Benefits—The Company provides the CEO with non-qualified supplemental retirement benefits pursuant to the Company's SERP further described below in 'Non-Qualified Deferred Compensation for NEOs' to compensate the CEO for benefits that would otherwise be provided under the Sterling 401(k) Plan if specified annual tax code compensation limitations did not apply. No contributions were made into the plan during 2020.

  •
  Deferred Compensation Plan—The Company maintains a non-qualified deferred compensation plan subject to Internal Revenue Code Section 409A to allow certain colleagues who are deemed to be highly compensated to defer current compensation and accumulate additional funds for retirement. Participants are offered the opportunity to defer up to 25% of base salary and up to 100% of cash incentive compensation annually. All NEOs were eligible to participate in the deferred compensation plan in 2020. No Company contribution credits were made to the participants' deferred compensation accounts during 2020.

  •
  Insurance—The Company provides the CEO with supplemental long-term disability insurance, long-term care insurance and life insurance.

Other Matters

IMPACT OF ACCOUNTING AND TAX ON THE FORM OF COMPENSATION

The Compensation Committee takes into account the various tax and accounting implications of compensation and benefit strategies utilized by the Company.

  •
  The Company expenses all restricted stock awards and stock option grants in accordance with the FASB Accounting Standards Codification Topic 718—Compensation—Stock Compensation.

  •
  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the Company's tax deduction to $1 million for individual compensation paid in any taxable year to each of our CEO, our CFO, any employee who is one of the three (3) most highly compensated executive officers for the tax year, and any employee (current or former) who was a Code Section 162(m) covered employee for any preceding tax year beginning on and after January 1, 2017 ("Covered Employees"). Since the enactment of the Tax Cuts and Jobs Act of 2017 ("TCJA"), this $1 million per Covered Employee deduction limitation did not apply to compensation that constitutes 'qualified performance-based compensation' within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, and that is paid pursuant to written binding contracts in effect on November 2, 2017, that are not materially modified on or after November 2, 2017 ("Grandfathered 162(m) Awards"). None of the Covered Employees have Grandfathered 162(m) Awards. As a result, any compensation paid to a Covered Employee in excess of $1 million for a taxable year will not be deductible by the Company. The Compensation Committee retains discretion to award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company.

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COMPENSATION DISCUSSION & ANALYSIS

ADJUSTMENT OR RECOVERY OF AWARDS

Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirements based upon a judicial determination of misconduct, the CEO and the CFO must reimburse the Company for:

  •
  Any bonus or other incentive-based or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document; and

  •
  Any profits realized from the sale of Company securities during the twelve (12) month period.

The Company also maintains a clawback policy which provides that, in the event that the Company is required to prepare an accounting restatement, each executive officer shall reimburse the Company for part of or the entire incentive award made to such executive officer on the basis of having met or exceeded specific targets for the performance periods subject to the restatement. For purposes of this policy, (i) the term "incentive awards" means awards under the Company's 2015 Omnibus Plan and equity awards, the amount of which is determined in whole or in part upon specific performance targets relating to the financial results of the Company; and (ii) the term "executive officer" means any individual who is a current or former officer of the Bank within the meaning of Section 16(a) of the Exchange Act and Rule 16a-1(f). The Company may seek to reclaim incentive awards within a three (3)-year period of the incentive payout.

CONSIDERATION OF PRIOR AMOUNTS REALIZED

In furtherance of the Company's strategy of emphasizing rewards for future superior performance, prior compensation outcomes, including stock compensation gains, are generally not considered in setting future compensation levels.

STOCK OWNERSHIP GUIDELINES

The Nominating and Corporate Governance Committee has concluded that NEOs and Board members should own a significant amount of the Company's stock. Any person nominated, appointed or elected to the Board, in order to qualify as such, must own and thereafter continue to hold, at least 500 shares of the Company's common stock from the time of first appointment or election to the Board. Nominees will have a period of up to six months to acquire this stock. In addition, the following individuals must own the number of shares stated below:

STOCK OWNERSHIP GUIDELINES

	Lesser of
Position	Multiple of Salary/Retainer	# of Shares

CEO	6x Base Salary	300,000
Other NEOs	2x Base Salary	40,000
Directors	5x Board Retainer	20,000

The period to achieve compliance is five (5) years from the day of first appointment to the Board or NEO position, unless approved otherwise by the Nominating and Corporate Governance Committee, which monitors ownership levels and compliance on an annual basis. Below is a summary of shares that qualify for the ownership requirements described above (unexercised stock options are excluded):

  •
  Beneficially owned shares that the individual owns or over which he or she has voting power, (including restricted shares), or can direct the voting and/or investment power, including the power to dispose or to direct the disposition.

  •
  Shares owned by an individual in the Company's benefit plans (e.g., the Sterling 401(k) Plan).

  •
  Shares held by an investor in the Company for which a Board member serves as a designee.

NEOs and Board members are expected to hold 75% of any net shares received through compensatory equity based grants until the ownership guidelines are achieved. Once a NEO or Board member achieves the ownership requirement, he or she is no longer restricted by this holding requirement; provided his or her total stock ownership level does not fall below the ownership guidelines. As of April 5, 2021, each of our NEOs and Board members met the applicable stock ownership guidelines.

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COMPENSATION DISCUSSION & ANALYSIS

ANTI-HEDGING AND PLEDGING RESTRICTION POLICY

The Company discourages the practices of hedging and/or pledging of Company common stock by directors, officers including NEOs and other executive officers and other employees, and has policies relating to such practices. Pursuant to the Company's Code of Ethics and Insider Trading Policy, directors, officers, including NEOs and other executive officers, and other employees of the Company and their designees, are prohibited from engaging in any speculative trading or hedging transactions (which include short sale transactions, purchases of Company common stock on margin, and buying or selling any puts, calls or other options that have the effect of reducing their economic exposure to the shares of common stock).

In addition, directors and officers, including NEOs and other executive officers, are prohibited from pledging Company securities as collateral for margin purchases or a loan. However, the Nominating and Corporate Governance Committee may make any exception for this pledging limitation if good cause is shown. An example would include shares pledged to secure loans grandfathered by merger of the Company with another financial institution.

EMPLOYMENT ARRANGEMENTS

The Company and the Bank have entered into employment arrangements with all NEOs. On April 3, 2019, the Company entered into amended and restated employment agreements with all of the executive officers, effective as of January 1, 2019, including Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel. On November 9, 2020, the Company entered into an employment agreement with Beatrice Ordonez with an effective date as of January 11, 2021. Such employment arrangements do not contain evergreen provisions nor Code Section 280G and 4999 golden parachute tax gross-up provisions. Additionally, we do not provide for the acceleration of vesting of stock options or restricted shares based on a single trigger provision for potential payments upon a change in control. For a discussion of employment terms, see "Employment-Related Agreements and Potential Payments Upon Termination or Change in Control."

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COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee evaluates and establishes compensation for executive officers, including the NEOs. Although management has the primary responsibility for the Company's financial statements and reporting process, including the disclosure of the CD&A, the Compensation Committee has reviewed and discussed the CD&A with management and is satisfied it represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation. Based on this review and discussion with management, we recommend to the Board that the CD&A be included in this Proxy Statement for filing with the SEC.

Patricia Nazemetz, Committee Chair
John Cahill
Maureen Mitchell
Richard O'Toole
Ralph F. Palleschi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or has been during the last year, an officer or employee of the Company or an officer or employee of any Company subsidiary. During 2020 none of our executive officers served on the Compensation Committee (or equivalent), or the Board of another entity whose executive officer(s) served on the Compensation Committee or Board of the Company.

COMPENSATION PRACTICE AND RISK

The Compensation Committee considers annually, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. The goal of the Compensation Committee is to establish a compensation program designed to encourage prudent risk management and discourage inappropriate risk-taking by designing an overall compensation plan, that is expected to reward the creation of stockholder value over time. To help achieve this goal, the Compensation Committee considers the risk profile of the primary compensation elements. The Compensation Committee believes that because the base salaries of the NEOs and other executive officers are fixed in amount they do not encourage inappropriate risk-taking. In addition, a significant proportion of compensation provided to the NEOs and other executive officers is in the form of equity awards that have performance and retention features that extend over a period of years. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price and other stockholder friendly measures (i.e., ROATA or EPS growth) and are subject to long-term vesting schedules to help ensure that the NEOs and other executive officers have significant value tied to long-term stock price performance. In particular, all equity compensation is either based on performance over a three (3)-year period or does not fully time vest for at least a three (3)-year period, which encourages the NEOs and other executive officers to focus on long-term performance in addition to annual results, further reducing risk-taking that is likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge. Our executives are also subject to share ownership guidelines which further support a long-term view of performance.

In addition, awards under the STI Plan, the Company's former 2014 Stock Incentive Plan (the "2014 SI Plan") (which still has awards outstanding even though no new awards are made under this plan) and the 2015 Omnibus Plan are subject to clawback based on certain factors. See "Adjustment or Recovery of Awards" above. Such factors include the outcomes presented in the Company's risk scorecard. The risk scorecard provides a formal structure to enable the Compensation Committee to systematically assess whether or not to adjust incentive compensation of our NEOs and executive officers in light of negative risk outcomes.

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COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation

The following table summarizes the compensation paid to our NEOs for fiscal years ended December 31, 2020, 2019 and 2018

SUMMARY COMPENSATION TABLE

Name and Principal Positions (a)	Period (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)(3)(4)	Non-Equity Incentive Plan Compensation ($) (g)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)(2)	Total ($) (j)(4)
Jack Kopnisky,	2020	$995,000	$—	$3,395,435	$1,000.000	$17,470	$92,491	$5,500,396
Chief Executive Officer	2019	950,000	—	5,100,031	975,000	14,809	117,556	7,157,396
	2018	850,000	—	2,243,986	950,000	—	241,008	4,284,994
Luis Massiani,	2020	600,000	—	1,237,497	500,000	—	36,660	2,374,158
Chief Financial Officer	2019	600,000	—	2,250,403	550,000	—	44,846	3,445,249
	2018	550,000	—	726,000	450,000	—	81,172	1,807,172
Rodney Whitwell,	2020	475,000	—	593,746	250,000	—	27,175	1,345,921
Chief Administrative	2019	475,000	—	1,450,029	300,000	—	32,456	2,257,485
Officer	2018	425,000	—	407,980	300,000	—	25,475	1,158,455
Michael E. Finn,	2020	500,000	—	756,262	300,000	—	21,365	1,577,628
Chief Risk Officer	2019	500,000	—	1,450,029	350,000	—	24,106	2,324,135
	2018	442,308	—	407,980	300,000	—	16,591	1,166,879
Thomas X. Geisel,	2020	550,000	—	831,865	350,000	—	27,395	1,759,260
President Corporate	2019	475,000	—	1,500,026	400,000	—	30,085	2,405,112
Banking	2018	450,000	—	377,978	300,000	—	16,738	1,144,716

(1)
Annual incentive awards were based on performance for 2020 and paid in February 2021. Potential threshold, target and maximum payouts for these awards are found below in the table "Grants of Plan-Based Awards in 2020."
(2)
Details of the amounts reported in the "All Other Compensation" column for 2020 are provided in the table below.

ALL OTHER COMPENSATION FOR FISCAL YEAR 2020

Name (a)	401(k) Plan ($) (b)	Contribution on Employee Life and LTD Insurance Benefits ($) (c)	Disability Insurance ($) (d)	Long-term Care ($) (e)	Dividends on Unvested Restricted Stock ($) (f)	Perquisites ($) (g)	Total ($) (h)

Jack Kopnisky	12,825	$1,368	$9,543	$2,366	$66,390	$—	$92,491
Luis Massiani	12,825	360	—	—	23,475	—	36,660
Rodney Whitwell	12,825	360	—	—	13,990	—	27,175
Michael E. Finn	8,279	360	—	—	12,726	—	21,365
Thomas X. Geisel	12,825	360	—	—	14,210	—	27,395

Column Notes:

(b)
Represents the Company's contributions to the Sterling 401(k) plan for the NEOs.
(3)
For information on the 2020 long-term incentive grants, including the early grant of 25% of the 2021 long-term incentive award, please refer to page 61.
(4)
Amounts shown represent the aggregate grant date fair value of both restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares is calculated based upon the probable performance under the awards' goals, which was target performance achievement. For more information on the assumptions used in determining the fair value of these awards, see note 13 to the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021. Additionally, the closing price per share on the relevant dates during 2020 used to calculate the value of restricted stock awards, as well as the grant date fair value amounts of each individual 2020 stock award is found below in the table "Grants of Plan-Based Awards in 2020."

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COMPENSATION DISCUSSION & ANALYSIS

GRANTS OF PLAN-BASED AWARDS IN 2020

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards during 2020.

GRANTS OF PLAN-BASED AWARDS

									All Other Stock Awards: Number of Shares of Stock or Units (#) (i)(3)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($) (l)(4)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)		Maximum (#) (h)

Jack Kopnisky	—	$746,250	$1,492,500	$2,238,750	—	—		—	—		$—
	2/06/20	—	—	—	—	—		—	39,206	(5)	808,428
	2/06/20	—	—	—	47,048	94,096	(2)	141,144	—		1,940,260
	10/23/20	—	—	—	23,813	47,625	(6)	71,438	—		646,748
Luis Massiani	—	300,000	600,000	900,000	—	—		—	—		—
	2/06/20	—	—	—	—	—		—	16,368	(5)	337,508
	2/06/20	—	—	—	16,368	32,735	(2)	49,103	—		674,996
	10/23/20	—	—	—	8,284	16,568	(6)	24,852	—		224,993
Rodney Whitwell	—	166,250	332,500	498,750	—	—		—	—		—
	2/06/20	—	—	—					5,759	(5)	118,751
	2/06/20	—	—	—	8.639	17,277	(2)	25,916	—		356,252
	10/23/20	—	—	—	4,372	8,744	(6)	13,116	—		118,744
Michael E. Finn	—	175,000	350,000	525,000	—	—		—	—		—
	2/06/20	—	—	—	—	—		—	10,002	(5)	206,241
	2/06/20	—	—	—	10,003	20,006	(2)	30,009	—		412,524
	10/23/20	—	—	—	5,063	10,125	(6)	15,188	—		137,498
Thomas X. Geisel	—	220,000	440,000	660,000	—	—		—	—		—
	2/06/20	—	—	—	—	—		—	11,003	(5)	226,882
	2/06/20	—	—	—	11,003	22,005	(2)	33,008	—		453,743
	10/23/20	—	—	—	5,569	11,137	(6)	16,706	—		151,240

(1)
Represents potential annual cash incentive amounts payable pursuant to the STI Plan.
(2)
Represents the number of performance shares that may vest if performance goals are achieved over the three year period of 2020 - 2022.
(3)
Represents the number of restricted stock awards granted.
(4)
Fair value of restricted stock and performance awards is based on the Company's closing stock price on the date of the grant. Fair value of performance awards assumes vesting at target.
(5)
This restricted stock award vests annually in three (3) equal installments beginning on February 6, 2021. The closing price of the Company's common stock on the date of grant was $20.62.
(6)
Represents 25% of the number of performance shares that may vest if performance goals are achieved over the (3) three year period 2021 - 2023.

EXECUTIVE OFFICER INCENTIVE PLAN

Please see the CD&A section titled "Annual Cash Incentive Compensation" for a description of the performance conditions and other material terms of the 2015 Omnibus Plan.

2015 OMNIBUS PLAN

The Company's stockholders approved the 2015 Omnibus Plan on May 29, 2019. The 2015 Omnibus Plan replaced the 2014 SI Plan, and has a total of 7,000,000 shares of common stock of which 726,056 shares remain available for grant. The Company's 2015 Omnibus Plan is a stockholder-approved plan that permits the grant of equity awards to its employees. The Company no longer makes awards under the 2014 SI Plan. Under the 2015 Omnibus Plan, options have up to a ten (10)-year term and may be either non-qualified stock options or incentive stock options. Each option entitles the holder to purchase one (1) share of common stock at an exercise price equal to the fair market value of the stock on the grant date. Under the 2015 Omnibus Plan, all of the terms relating to acceleration of award vesting when an employee retires will be set forth in the applicable award agreement. For a further description of the equity awards issued to our NEOs, please see the CD&A section titled "Equity Compensation/Long-Term Incentives."

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COMPENSATION DISCUSSION & ANALYSIS

STOCK AWARDS AND STOCK OPTION GRANTS OUTSTANDING

The following tables set forth information regarding stock awards and stock options outstanding as of the 2020 year end.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020

	Option Awards					Stock Awards
											Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (j)(5)
									Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)(4)
			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)
								Market Value of Shares or Units of Stock that have not Vested ($) (h)(3)
	Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock that have not Vested (#) (g)(2)
				Option Exercise Price ($) (e)
Name (a)	Exercisable (#) (b)	Unexercisable (#) (c)			Option Expiration Date (f)(1)

Jack Kopnisky	54,435	—	—	11.36	10/24/2023	—		—	—		—
	—	—	—	—	—	15,881	(6)	$285,540	47,643		$856,621
	—	—	—	—	—	46,629	(7)	838,389	189,865		3,413,773
	—	—	—	—	—	—		—	47,625	(8)	856,298
	—	—	—	—	—	39,206	(9)	704,924	94,096		1,691,846
Luis Massiani	25,000	—	—	9.28	12/5/2022	—		—	—		—
	21,169	—	—	11.36	10/24/2023	—		—	—		—
	—	—	—	—	—	5,138	(6)	92,381	15,414		277,144
	—	—	—	—	—	20,298	(7)	364,958	84,175		1,513,467
	—	—	—	—	—	—		—	16,568	(8)	297,893
	—	—	—	—	—	16,368	(9)	294,297	32,735		588,575
Rodney Whitwell	—	—	—	—	—	2,888	(6)	51,926	8,662		155,743
	—	—	—	—	—	12,992	(7)	233,596	54,380		977,752
	—	—	—	—	—	—		—	8,744	(8)	157,217
	—	—	—	—	—	5,759	(9)	103,547	17,277		310,640
Michael Finn	—	—	—	—	—	2,888	(6)	51,926	8,662		155,743
	—	—	—	—	—	13,028	(7)	234,243	54,326		976,781
						—		—	10,125	(8)	182,048
	—	—	—	—	—	10,002	(9)	179,836	20,006		359,708
Thomas X. Geisel	—	—	—	—	—	2,675	(6)	48,097	8,025		144,290
	—	—	—	—	—	13,492	(7)	242,586	56,178		1,010,080
						—		—	11,137	(8)	200,243
	—	—	—	—	—	11,003	(9)	197,834	22,005		395,650

(1)
Stock options generally expire ten (10) years after the grant date.
(2)
Represents the number of restricted stock awards that were not vested as of December 31, 2020.
(3)
Represents the value of the unvested restricted stock awards based on the Company's closing stock price on December 31, 2020 of $17.98.
(4)
Represents the number of performance shares that may vest if performance goals are achieved over the three year period of 2020 - 2022. Assumes vesting at target.
(5)
Represents the value of the unvested performance shares based on the Company's closing stock price on December 31, 2020 of $17.98. For each of our NEOs, the amounts listed include the following:

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COMPENSATION DISCUSSION & ANALYSIS

AMOUNT INCLUDES

Name	Unvested Performance Shares at Target	Performance Period	When Vesting Occurs if Performance Measures are Met

Jack Kopnisky	47,643	2018-2020	After December 31, 2020
	189,865	2019-2021	After December 31, 2021
	94,096	2020-2022	After December 31, 2022
Luis Massiani	15,414	2018-2020	After December 31, 2020
	84,175	2019-2021	After December 31, 2021
	32,735	2020-2022	After December 31, 2022
Rodney Whitwell	8,662	2018-2020	After December 31, 2020
	54,380	2019-2021	After December 31, 2021
	17,277	2020-2022	After December 31, 2022
Michael E. Finn	8,662	2018-2020	After December 31, 2020
	54,326	2019-2021	After December 31, 2021
	20,006	2020-2022	After December 31, 2022
Thomas X. Geisel	8,025	2018-2020	After December 31, 2020
	56,178	2019-2021	After December 31, 2021
	22,005	2020-2022	After December 31, 2022

(6)
These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 27, 2019.
(7)
These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 6, 2020.
(8)
Represents 25% of the number of performance shares that may vest if performance goals are achieved over the three year period of 2021 - 2023.
(9)
These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on February 6, 2021.

OPTIONS EXERCISED AND STOCK VESTED

The following table represents the exercise of option awards and vesting of stock awards for each NEO, on an aggregate basis, during 2020.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1) (b)	Value Realized on Vesting ($)(2) (c)

Jack Kopnisky	—	—	91,871	$1,337,717
Luis Massiani	—	—	31,746	479,970
Rodney Whitwell	—	—	19,749	295,703
Michael E. Finn	—	—	16,843	264,051
Thomas X. Geisel	—	—	18,748	288,551

(1)
The vested shares reflected in this column are time-vested restricted and performance stock awards that vested during 2020.
(2)
The value of restricted stock awards realized on vesting is based on the Company's closing stock price on the vesting dates.

NON-QUALIFIED DEFERRED COMPENSATION FOR NEOs

The Company maintains its non-qualified supplemental retirement benefits plan (the "SERP"). The purpose of the SERP is to make up for benefits that would otherwise be provided under the Sterling 401(k) Plan if Internal Revenue Code annual compensation limitations applicable thereto were not in effect. Such SERP benefits take into account compensation over the tax-qualified Sterling 401(k) Plan's annual compensation limit. Rather than adding a different measure of value, the SERP restores the value executives lose under the Sterling 401(k) Plan as a result of applicable tax limitations. The Compensation Committee determines employees that may participate in the SERP. Currently, the CEO is the sole participant in the SERP.

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COMPENSATION DISCUSSION & ANALYSIS

A participant's supplemental retirement benefit under the SERP is adjusted for deemed earnings at a "default rate," or, if elected by a participant, based on one or more hypothetical investments in investment options consisting of mutual funds in 2020, that are available under the Sterling 401(k) Plan. The investment in mutual funds earned an average rate of return of 28.19% in 2020.

Supplemental benefits under the SERP are generally paid in cash. All obligations arising under the SERP are payable from the general assets of Sterling, although Sterling has established a rabbi trust to help pay benefits under the SERP. The assets of the trust are at all times subject to the claims of Sterling's general creditors. It is Sterling's current policy not to fund the rabbi trust with Company common stock.

The following table sets forth information regarding amounts accrued by the NEOs during 2020 under each defined contribution or other plan that provides for the deferral of compensation on a non-tax qualified basis.

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions ($) (b)	Registrant Contributions ($) (c)	Aggregate Earnings ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Period End ($) (f)

Jack Kopnisky	—	—	$17,465	—	$79,408

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs. The principal terms of those agreements, each effective as of January 1, 2019, are summarized below. As defined in Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel's employment agreements, "Cause" means the following: the executive's failure or refusal to substantially perform his or her duties under the agreement, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of the Company's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that, in the reasonable opinion of the Board, will likely cause substantial financial harm or substantial injury to the business reputation of the Company or the Bank, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement.

As defined in Messrs. Kopnisky, Massiani, Whitwell, Finn and Geisel's employment agreements, "Good Reason" means the following (without the executive's consent): (i) a material reduction of any element of compensation and benefits required to be provided to the executive in accordance with any of the provisions of Section 3 of the executive's employment agreement; (ii) a material adverse change in the executive's functions, duties or responsibilities with the Company or Bank that would cause the executive's position to become one of materially lesser responsibility, importance or scope; (iii) the Company requiring the executive to be based at any office or location other than as provided in Section 4 of the executive's employment agreement resulting in an increase in the executive's commute of thirty (30) miles or more; or (iv) a material breach of the employment agreement by the Company or the Bank; provided, however, that such breach shall not constitute Good Reason unless the executive provides the Bank with written notice within ninety (90) days after the initial occurrence thereof, the Bank fails to cure the situation within thirty (30) days following notice delivery (or such longer cure period mutually agreed upon), and the executive terminates employment within thirty (30) days after expiration of such cure period if the Bank does not cure.

Jack Kopnisky

Employment Agreement Terms

On April 3, 2019, Mr. Kopnisky's employment agreement with the Company and the Bank, dated June 20, 2011 and amended as of November 26, 2012, April 3, 2013 and December 8, 2015, was amended and restated, effective as of January 1, 2019.

Mr. Kopnisky's employment agreement provides for a term ending on December 31, 2021 (unless in the event of a "change in control" (as defined in the employment agreement)). In the event of a "change in control," the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2021. Mr. Kopnisky's employment agreement provides for an annual base salary of nine hundred fifty thousand dollars ($950,000) which will be reviewed at least annually for further possible upward adjustment (his base salary shall not be reduced without Mr. Kopnisky's consent), and a target annual bonus as determined by

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COMPENSATION DISCUSSION & ANALYSIS

the Compensation Committee. In addition to an annual salary and bonus, the employment agreement provides that Mr. Kopnisky is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group life, health and disability insurance plans, supplemental life insurance and supplemental long-term disability and any other employee benefit plans.

Further, in the event of termination for death or disability, the terms of Mr. Kopnisky's restricted stock awards state that they shall become fully vested; provided, however, that pursuant to the terms of his performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If the Company terminates Mr. Kopnisky without Cause or Mr. Kopnisky voluntarily resigns for Good Reason, then Mr. Kopnisky will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of two (2) times the sum of his annual base salary in effect immediately prior to termination of employment, (ii) the amount of his target bonus for the year of termination, and (iii) monthly payments equal to his monthly premiums for post-employment group health plan continuation coverage under the Company's group health plan for a period of eighteen (18) months following termination of employment (the "COBRA Payments").

However, if Mr. Kopnisky is terminated without Cause or resigns for Good Reason on or within twenty-four (24) months following a "change in control," then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to three (3) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, (ii) the pro-rata amount of his target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank's vacation policy and (iv) the COBRA Payments. Further, upon such termination within twenty-four (24) months after a change in control, all then-outstanding stock options, and other equity-based awards shall become fully vested; provided, however, that any stock options and other equity-based awards tied to the achievement of one or more performance goals shall be deemed to be fully achieved at target as of the date of Mr. Kopnisky's termination of employment and such vesting calculated on a pro rata basis.

Under Mr. Kopnisky's employment agreement, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Kopnisky receiving greater compensation and benefits on an after-tax basis.

The employment agreement also provides that, for a period of twelve (12) months following the termination of Mr. Kopnisky's employment for any reason, he will be restricted from competing with the Company and its affiliates and from soliciting the Company's and its affiliates' respective clients or employees. In the event of a change in control, the non-compete provision would not apply. These provisions can be waived with the written consent of the Company. Mr. Kopnisky's entitlement to any severance payments or benefits is subject to his compliance with these non-solicitation and non-competition requirements.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table presents the benefits that would be received by Mr. Kopnisky, our President and CEO, pursuant to Mr. Kopnisky's employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2020.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)

Voluntary Termination Without Good Reason or Termination With Cause	—	—	—	—
Termination Without Cause or For Good Reason	$4,975,000	—	$36,316	$5,011,316
Disability / Death	—	$5,527,538	—	5,527,538
Retirement(2)	—	5,527,538	—	5,527,538
Change in Control:
Termination Without Cause or For Good Reason(3)	7,785,273(4)	7,791,094	36,316	15,612,683

(1)
This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $17.98 per share, which was the closing price of Sterling's common stock on December 31, 2020.
(2)
Mr. Kopnisky is currently eligible for early vesting of stock-based awards upon retirement since he has met the eligible age and years of service requirements.
(3)
Mr. Kopnisky would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.
(4)
Reflects a reduction to avoid the application of the "golden parachute" excise tax pursuant to Section 4999 of the Code.

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COMPENSATION DISCUSSION & ANALYSIS

Luis Massiani

Employment Agreement Terms

On April 3, 2019, Mr. Massiani's employment agreement with the Company and the Bank, dated November 1, 2013 and amended as of December 8, 2015, was amended and restated, effective as of January 1, 2019.

Mr. Massiani's employment agreement provides for a term ending on December 31, 2021 (unless in the event of a "change in control" (as defined in the employment agreement)). In the event of a "change in control," the employment agreement will terminate upon the second anniversary date of the change in control, if later than December 31, 2021. Mr. Massiani's employment agreement provides for an annual base salary of six hundred thousand dollars ($600,000), which will be reviewed at least annually for further possible upward adjustment (his base salary shall not be reduced without Mr. Massiani's consent), and a target annual bonus as determined by the Compensation Committee of the Board. In addition to an annual salary and bonus, the employment agreement provides that Mr. Massiani is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group life, health and disability insurance plans and any other employee benefit plans.

To the extent the "change in control" provision of the employment agreement is inapplicable, in the event that the Company terminates Mr. Massiani for Cause, Mr. Massiani resigns from employment with or without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations Termination of employment will not be deemed to be for Cause unless and until there has been delivered to Mr. Massiani a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Massiani and he is given an opportunity, together with his counsel, to be heard before the Board). Further, in the event of termination for death or disability, the terms of Mr. Massiani's restricted stock awards state that they shall become fully vested.

If the Company terminates Mr. Massiani's employment without Cause, then Mr. Massiani will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to one (1) year of his base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments.

If the Company terminates Mr. Massiani without Cause or he resigns for Good Reason on or within twenty-four (24) months following a "change in control," then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash amount equal to three (3) times the sum of his annual base salary in effect immediately prior to his termination of employment plus three (3) times the amount of his target bonus for the year of termination, (ii) the pro-rata amount of Mr. Massiani's target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank's vacation policy, (iv) the COBRA Payments and (v) any unvested long-term incentive award will vest in accordance with the applicable grant or award agreement.

Under the employment agreement, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Mr. Massiani receiving greater compensation and benefits on an after-tax basis.

Mr. Massiani's employment agreement also provides that, for a period of twelve (12) months following the termination of his employment for any reason, other than a resignation by Mr. Massiani for Good Reason prior to a change in control, Mr. Massiani will be restricted from competing with the Company and its affiliates and, while employed for a period of eighteen (18) months following the termination of his employment for any reason, he will be restricted from soliciting the Company's and its affiliates' respective clients or employees.

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COMPENSATION DISCUSSION & ANALYSIS

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table presents the benefits that would be received by Mr. Massiani, our Chief Financial Officer, Chief Operating Officer (effective January, 2021), pursuant to Mr. Massiani's employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2020.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)

Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$1,200,000	—	$41,849	$1,241,849
Disability / Death	—	$2,234,846	—	2,234,846
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	4,200,000	3,130,822	41,849	7,372,670

(1)
This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $17.98 per share, which was the closing price of Sterling's common stock on December 31, 2020.
(2)
Mr. Massiani is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)
Mr. Massiani would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

Michael E. Finn, Rodney Whitwell and Thomas X. Geisel

Employment Agreement Terms

On April 3, 2019, Messrs. Finn, Whitwell and Geisel's employment agreements were amended and restated, effective as of January 1, 2019. Mr. Finn had a prior employment agreement, dated November 10, 2016, Mr. Whitwell had a prior employment agreement, dated November 1, 2013 and amended on October 31, 2016, Mr. Geisel had a prior employment agreement dated October 31, 2016.

Each of Messrs. Finn, Whitwell and Geisel's employment agreements has a term ending on December 31, 2021 (or, if a change in control occurs prior thereto, the second anniversary of the date of the change in control, if later). Messrs. Finn, Whitwell and Geisel's employment agreements provide for an annual base salary of $500,000, $475,000 and $475,000, respectively, in all cases subject to annual review and possible upward adjustment (such base salary shall not be reduced without the executive's consent). The executives' agreements also provide for a target annual bonus as determined by the Compensation Committee based upon periodic reviews. Further, each executive is eligible to participate in any equity and/or other long-term compensation programs established by the Company for senior officers and all of the Company's retirement, group life, health and disability insurance plans and any other employee benefit plans.

Absent a Change of Control as defined in the Employment Agreements, in the event that the Company terminates Messrs. Finn, Whitwell or Geisel, individually, for Cause, the executive resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall only owe the executive for any accrued obligations. Termination of employment will not be deemed to be for Cause unless and until there has been delivered to the executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the members of the Board at a meeting called and held for such purposes (after reasonable notice is provided to the executive and he is given an opportunity, together with his counsel, to be heard before the Board).

If, however, the Company terminates Messrs. Finn, Whitwell, or Geisel without Cause, then the executive will, subject to his execution, delivery and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to one (1) year of base salary (in the amount in effect immediately prior to termination of employment) and the amount of his target bonus for the fiscal year of termination, and (ii) the COBRA Payments.

If such termination of any of Messrs. Finn, Whitwell or Geisel occurs without Cause or he resigns for Good Reason upon or within twenty-four (24) months of a "change in control" (as defined in the employment agreements), then the executive will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to two (2) times the sum of the executive's annual base salary in effect immediately prior to termination of employment, plus two (2) times the amount of his target bonus for the fiscal year of termination, (ii) the pro-rata amount of the executive's target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank's vacation policy, (iv) the COBRA Payments and (v) any unvested long-term incentive awards will vest in accordance with the applicable grant or award agreement.

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COMPENSATION DISCUSSION & ANALYSIS

Under the employment agreements, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Code, but only if such reduction would result in Messrs. Finn, Whitwell or Geisel receiving greater compensation and benefits on an after-tax basis.

Further, pursuant to Messrs. Finn, Whitwell and Geisel's award agreements, upon a change in control, all unvested awards of restricted stock, performance-based stock and options not forfeited will fully vest if upon or within twenty-four (24) months after a change in control he is terminated without Cause or terminates for Good Reason. If the executive resigns from employment with Good Reason, then the Company shall pay him for any accrued obligations and, if such resignation occurs upon or within twenty-four (24) months after a change in control, then he shall be entitled to the same change in control payments as described above.

As a part of their employment agreements, each of Messrs. Finn, Whitwell and Geisel agree to an eighteen (18) month non-solicitation period post-employment, during which he will not attempt to hire any Company or Bank employee, or solicit any Company or Bank client. Each executive also agrees to a twelve (12) month non-competition period post-employment, in which he shall not compete with the Company and the Bank.

All amounts and benefits under the employment agreements shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table presents the benefits that would be received by Mr. Finn, our Chief Risk Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2020.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)

Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$850,000	—	$163	$850,163
Disability / Death	—	$1,393,404	—	1,393,404
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	2,050,000	1,958,238	163	4,008,401

(1)
This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $17.98 per share, which was the closing price of Sterling's common stock on December 31, 2020.
(2)
Mr. Finn would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.
(3)
Mr. Finn is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

The following table presents the benefits that would be received by Mr. Whitwell, our Chief Administrative Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2020.

Event	Salary and Other Cash Payments ($)		Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)

Voluntary Termination With or Without Good Reason, Termination With Cause	—		—	—	—
Termination Without Cause	$807,850		—	$47,446	$854,946
Disability / Death	—		$1,300,727	—	1,300,727
Retirement(2)	—		—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	1,943,877	(4)	1,833,205	47,446	3,824,528

(1)
This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $17.98 per share, which was the closing price of Sterling's common stock on December 31, 2020.
(2)
Mr. Whitwell is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)
Mr. Whitwell would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

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COMPENSATION DISCUSSION & ANALYSIS

(4)
Reflects a reduction to avoid the application of the "golden parachute" excise tax pursuant to Section 4999 of the Code.

The following table presents the benefits that would be received by Mr. Geisel, our President of Corporate Banking, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2020.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)

Voluntary Termination With or Without Good Reason, Termination With Cause	—	—	—	—
Termination Without Cause	$990,000	—	$48,693	$1,038,693
Disability / Death	—	$1,438,677	—	$1,438,677
Retirement(2)	—	—	—	—
Change in Control:
Termination Without Cause or For Good Reason(3)	2,420,000	2,038,537	48,693	4,507,230

(1)
This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $17.98 per share, which was the closing price of Sterling's common stock on December 31, 2020.
(2)
Mr. Geisel is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)
Mr. Geisel would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

Beatrice Ordonez

On November 9, 2020, the Company and the Bank entered into an employment agreement with Beatrice Ordonez with an effective date of January 11, 2021 ("Effective Date"). The Employment Agreement has a term ending on December 31, 2023 (or, if a change in control occurs prior thereto, the second anniversary of the date of the change in control, if later). Ms. Ordonez's employment agreement provides for an annual base salary of $450,000, subject to annual review and possible upward adjustment. Such base salary shall not be reduced without Ms. Ordonez's consent. The Employment Agreement provides for a one-year signing bonus in the amount of $250,000, payable in a lump sum within forty-five days of the Effective Date of the employment agreement. If Ms. Ordonez voluntarily resigns her employment (other than for "good reason") or is terminated by the Company for "cause" more than twelve months but less than twenty-four months from the Effective Date, Ms. Ordonez shall reimburse the Company for 50% of the signing bonus. If Ms. Ordonez's employment is terminated without "cause" prior to the payment of the signing bonus, she shall be paid such bonus as if she had remained employed indefinitely.

Ms. Ordonez's employment agreement also provides for a target annual bonus as determined by the Compensation Committee of the Board of Directors. In addition to an annual salary and bonus, Ms. Ordonez's employment agreement provides that Ms. Ordonez is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company's retirement, group, life, health and disability insurance plans and other employee benefit plans. Ms. Ordonez's employment agreement provides for an initial award within third days from the Effective Date of an equity grant of restricted stock with an aggregate fair value of $500,000 to vest ratably over a three-year period from the date of grant, subject to Ms. Ordonez's continued employment with the Company.

If the Company terminates Ms. Ordonez's employment without "cause", then Ms. Ordonez will, subject to the execution, delivery and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to one year of Ms. Ordonez's base salary (in the amount in effect immediately prior to termination of employment), and the amount of her target bonus for the fiscal year of termination and, (ii) eighteen consecutive monthly cash payments (commencing with the first month following Ms. Ordonez's termination of employment and continuing until the eighteenth month following Ms. Ordonez's employment), each equal to the monthly COBRA premium in effect as of the date of Ms. Ordonez's termination of employment for the level of coverage in effect under the Company's group health plan.

If the Company terminates Ms. Ordonez without "cause" or she resigns for "good reason" on or within twenty-four months following a "change in control", then she will, subject to her execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to two times the sum of her annual base salary in effect immediately prior to her termination of employment plus two times the amount of her target bonus for the fiscal year of termination, (ii) the pro-rata amount of her target bonus for the fiscal year of termination, (iii) any accrued vacation pay due under the terms of the Bank's vacation policy and (iv) twenty-four months of cash payments equal to the monthly OBRA premium in effect as of the date of Ms. Ordonez's termination of employment for the level of coverage in effect under the Company's group health plan.

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COMPENSATION DISCUSSION & ANALYSIS

Under the Employment Agreement, payments and benefits payable in connection with a "change in control" of the Company will be reduced to the extent necessary to avoid the application of any "golden parachute" excise tax pursuant to Section 4999 of the Internal Revenue Code, but only if such reduction would result in Ms. Ordonez receiving greater compensation and benefits on an after-tax basis.

To the extent the change in control provisions of the Employment Agreement are inapplicable, in the event that the Company terminates Ms. Ordonez for "cause" (as defined in the Employment Agreement), Ms. Ordonez resigns with "good reason" (as defined in the Employment Agreement), Ms. Ordonez resigns from employment without "good reason" or her employment ends due to her death or disability, then the Company shall only owe her for any accrued obligations. Termination of employment will not be deemed to be for "cause" unless and until there has been delivered to Ms. Ordonez a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Ms. Ordonez and she is given an opportunity, together with her counsel, to be heard before the Board).

The Employment Agreement also provides that, while employed and for a period of twelve months following the termination of Ms. Ordonez, other than a resignation by Ms. Ordonez for good reason prior to a change in control, Ms. Ordonez will be restricted from competing with the Company and its affiliates and, while employed and for a period of eighteen months following the termination of her employment for any reason, she will be restricted from soliciting the Company's and its affiliates' respective customers or employees.

CEO Pay Ratio

Our CEO to median colleague pay ratio is calculated in accordance with SEC requirements as contained in Item 402(u) of Regulation S-K.

We identified the median colleague by examining the 2020 total cash compensation (defined as base salary, cash incentives, commission) for all individuals, excluding our CEO, employed by us during 2020. The median employee was chosen as of December 31, 2020. When choosing the median employee, all part-time and full-time colleagues included on payroll at any point during 2020 were included. A total of 2,240 colleagues were included in the review. Earnings for colleagues hired or terminated during 2020 were not annualized and no full-time equivalent adjustments were made for part-time colleagues. We have no colleagues outside the U.S., so no adjustments were made to the colleague population on that basis.	69:1 CEO Pay Ratio

After our review, we determined that the median colleague in 2019 no longer represented our current population and, therefore, a new median colleague was selected. After identifying the new median colleague based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our NEOs as set forth in the 2020 Summary Compensation Table. The total compensation of our median colleague was $83,094.

Please note that the SEC's pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median colleague and the pay ratio. Our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures. Factors such as these may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our sector.

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COMPENSATION DISCUSSION & ANALYSIS

OTHER MATTERS

This Proxy Statement and accompanying notice of meeting provide notice that the stockholders will be asked to vote on the election of the Company's director nominees, the Say-on-Pay proposal, and the ratification of the appointment of Crowe as the Company's independent registered public accounting firm for the year ending December 31, 2021. In accordance with the Company's Bylaws, no persons other than the Company's nominees may be nominated for director election or elected at the Annual Meeting and no business may be transacted at the meeting except as set forth above and such other matters as may be brought before the meeting by or at the direction of the Board or an authorized committee of the Board. If any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.

Principal Holders

In accordance with the provisions of our Certificate of Incorporation, record holders of common stock who, individually or together with their affiliates and any other person with whom they or their affiliates are acting in concert, beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit to supply information to enable the Board to implement and apply the limit. The Company is not aware of any beneficial holder of 10% or more of the Company's common stock as of the record date.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Sterling and the Securities and Exchange Commission ("SEC") regarding such ownership. See page 17, "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" for our 5% or more beneficial owners as of April 5, 2021.

Stockholder Proposals

Under applicable SEC rules, any stockholder who intends to present a proposal at the 2021 Annual Meeting and who wishes to have the proposal included in our proxy statement for that meeting must deliver the proposal to us at our executive offices, 400 Rella Boulevard, Montebello, New York 10901, or such other address indicated in the Company's filings, and such proposal must be received by the Company within one hundred twenty (120) calendar days before the date the Company distributed its proxy statement to stockholders for the previous year's meeting. The Company distributed its 2021 proxy statement to stockholders on April 14, 2021 thereby requiring that any stockholder proposal be received by the Company by December 15, 2021 for next year's proxy statement. All stockholder proposals must comply with all applicable rules and regulations adopted by the SEC.

Advance Notice of Business to be Conducted at an Annual Meeting

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board, to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must deliver written notice to the Corporate Secretary of Sterling not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year's Annual Meeting; provided, however, that if the date of the Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made. The notice must include, among other information, the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder and the beneficial owner, if any, in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board, to be brought before the next Annual Meeting must be given to us by January 14, 2022. If notice is received after January 14, 2022, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

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COMPENSATION DISCUSSION & ANALYSIS

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

Sterling intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

Investor Relations
Sterling Bancorp
Two Blue Hill Plaza, Second Floor,
Pearl River, NY 10965
Phone: 845.369.8040

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sterling. Sterling will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Sterling may solicit proxies personally or by telephone without additional compensation.

A copy of Sterling's Annual Report on Form 10-K for the period ended December 31, 2020, will be furnished without charge to Stockholders as of the Record date upon written request to Investor Relations, Two Blue Plaza, Second Floor, Pearl River, NY 10965 or by calling 845.369.8040.

BY ORDER OF THE BOARD OF DIRECTORS

June Ann Byrnes
Corporate Secretary

Pearl River, New York

April 14, 2021

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ANNEX A

ANNEX A

STERLING BANCORP
AMENDED AND RESTATED
2015 OMNIBUS EQUITY AND INCENTIVE PLAN

ARTICLE I.
INTRODUCTION

1.1    Purpose.    The purpose of the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan (the "Plan") is to promote the growth and profitability of Sterling Bancorp by providing certain directors and employees of Sterling Bancorp, the Bank, and their Subsidiaries with an incentive to achieve corporate objectives and attracting and retaining individuals of outstanding competence through a participation interest in the performance of the common stock of Sterling Bancorp and the receipt of other incentive compensation as provided in the Plan.

1.2    Effective Date.    The Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (prior to amendment, the "Initial Plan") was initially approved by the Board and became effective on May 28, 2015, the date of approval by the Company's stockholders at the Company's 2015 annual meeting of stockholders (the "Initial Effective Date"). The Plan was amended by the Board on February 27, 2019 to increase the maximum number of shares of Common Stock available for grant under the Plan and to effect certain tax related amendments. The amendments to the Initial Plan became effective on May 29, 2019, the date on which the amendments to the Amended and Restated 2015 Omnibus Equity and Incentive Plan were approved by the Company's stockholders at the Company's 2019 annual meeting of stockholders (the "Amended Effective Date"). Upon the Initial Effective Date, the Prior Plan terminated and no new awards were authorized to be granted under the Prior Plan; provided, however, that the Prior Plan continues to govern awards outstanding as of such date of the Prior Plan's termination, and such awards shall continue in full force and effect until their termination or expiration pursuant to their respective terms.

1.3    Eligibility.    Eligible Individuals shall be selected by the Committee in its sole discretion from time to time to be Participants. The Committee's selection of an Eligible Individual to participate in the Plan at any time shall not require the Committee to select such person to participate in the Plan at any other time.

1.4    Types of Awards.    Awards under the Plan may be in the form of any one or more of the awards or payments permitted under the Plan including the following: (a) Options, (b) SARs, (c) Stock Awards, (d) Performance Awards, (e) Substitute Awards, and (f) Annual Incentive Awards.

1.5    Tax Treatment of Awards.    Grandfathered 162(m) Awards are eligible for an exception under Section 162(m) of the Code, which predates the TCJA changes to Code Section 162(m). Any Awards that do not qualify as Grandfathered 162(m) Awards are not eligible for such exception.

ARTICLE II.
ADMINISTRATION

2.1  Committee.

  (a)   Subject to Section 2.1(b), the Plan shall be administered by the members of the Committee.

  (b)   The members of the Board who are "independent directors" (within the meaning of the corporate governance standards imposed by the principal national securities exchange on which securities of the Company are listed or admitted to trading) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

  (c)   No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

  (d)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, or the rules and regulations of the principal national securities exchange on which securities of the Company are listed or admitted to trading, the Committee may (i) delegate to a subcommittee of one or more of its members any of the authority of the Committee under the Plan, including the rights to designate Eligible Employees and grant, cancel or suspend Awards, and (ii) to the extent permitted by law, authorize the Chief Executive Officer or other executive officer of the Company to do one or more of the following with respect to employees of Sterling National Bank ("the Employer") who are senior vice presidents or lower level

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ANNEX A

  employees: (A) designate certain such employees to be Eligible Employees; (B) designate such employees who are Eligible Employees to be recipients of Awards; (C) determine the number of Shares subject to such Awards to be received by such Eligible Employees; and (D) cancel or suspend Awards to such Eligible Employees as provided in Article VIII of the Plan; provided that (x) any resolution of the Committee authorizing such officer(s) or subcommittee must specify the total number of Shares subject to Awards that such officer(s) or subcommittee may so award and the amount (or minimum amount) and form of consideration to be received, (y) the Committee may not authorize any such officer to designate himself or herself as the recipient of an Award, and (z) the Committee may not delegate its power and authority to any such officer with regard to the grant of Awards to Covered Employees or to any person subject to Section 16 of the Exchange Act.

2.2    Committee Action.    The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

2.3    Committee Responsibilities.    Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan, and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

  (a)   To select Participants and establish the terms and conditions of any Award consistent with the terms and conditions of the Plan;

  (b)   To interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards, if any, to be granted, and the terms and conditions thereof;

  (c)   To adopt, amend and rescind any rules and regulations relating to the Plan, and to prescribe forms for the operation and administration of the Plan;

  (d)   To provide in an Award Agreement, or as a matter of policy, that Awards are (i) conditioned on compliance with certain restrictive covenants, including, but not limited to, non-competition, confidentiality, non-solicitation of employees, non-solicitation of customers and non-derogation of the Company, the Bank and the Subsidiaries, in each case, in such form and substance as determined by the Committee; and/or (ii) subject to forfeiture, including those already exercised or distributed, in the event of failure to comply with any of the covenants imposed pursuant to (i); and

  (e)   To correct any defect or omission, or reconcile any inconsistency in any Award Agreement; and to take any other action not inconsistent with the provisions of the Plan that it may deem necessary, desirable or appropriate.

  All decisions, determinations, interpretations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be made in the Committee's sole discretion and shall be final and conclusive and binding upon all persons having an interest therein.

2.4    Limitations.    The following limitations shall apply to the Committee:

  (a)   The Committee shall not, without the prior approval of the stockholders of the Company or as otherwise provided in Section 8.8, permit the repricing of Options or SARs by any method, including by exchanges for other Awards involving Shares or by cancellation and re-issuance or cash buyout.

  (b)   The Committee may, except as otherwise provided in Sections 5.6 and 8.9 and subject to the minimum one (1) year vesting, Restriction Period, and Performance Period provisions of the Plan applicable to Awards to Eligible Employees, accelerate the vesting or exercisability of an Award upon disability, Retirement or death of a Participant, a Change in Control or for any other reason.

  (c)   The Committee shall not provide a tax gross-up to any Participant in connection with any Award.

ARTICLE III.
AVAILABLE SHARES

3.1  Shares Available Under the Plan.

  (a)   Subject to adjustment as provided in Section 8.8 and to all other limits set forth in this Article III, the number of Shares that shall be available for all Awards under this Plan shall be increased from 7,000,000 Shares up to 10,500,000 Shares, of which no more than up to 10,500,000 Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options. Any Shares subject to outstanding awards, other than Incentive Stock Options, under the Prior Plan that on or after the Initial Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares) shall be available for Awards under this Plan.

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ANNEX A

  Shares available for grant under this Section 3.1(a) may be funded through authorized and unissued Shares, treasury Shares, or Shares purchased by the Company in the open market (except in the case of Shares purchased in the open market using cash proceeds from the exercise of an Option), or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Upon the Initial Effective Date, no further Awards shall be granted under the Prior Plan. Any Shares that are subject to Awards shall be counted against such aggregate Share limit as one (1) Share for every one (1) Share granted or issued.

  (b)   Any Shares subject to an Award granted under the Plan that on or after the Initial Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of Shares, is settled in cash in lieu of Shares, or is exchanged with the Committee's permission, prior to the issuance of Shares, for an Award not involving Shares shall become available again for grant under the Plan in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the Exercise Price of an Option, or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a stock-settled Stock Appreciation Right that are not issued in connection with its settlement on exercise thereof; (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options; and (iv) Shares described in Section 3.1(c) that are not issued upon exercise, settlement, expiration, cancellation, forfeiture of a Substitute Award or for any other reason.

  (c)   Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or the non-employee director limit under Section 3.2, nor shall Shares subject to a Substitute Award again be available for grant under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company, the Bank or any Subsidiary, or with which the Company, the Bank or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination and subject to further adjustment as provided in Section 8.8) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the latest date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company, the Bank or the Subsidiaries, prior to such acquisition or combination.

  (d)   Any Shares that again become available for grant pursuant to this Article III shall be added back as one (1) Share.

3.2    Non-Employee Director Annual Limits.    Notwithstanding any provision in the Plan to the contrary, but subject to adjustment as provided in Section 8.8, the maximum aggregate number of Shares associated with any Awards in any calendar year to any one Non-Employee Director shall be 10,000 Shares.

3.3    Exception to Minimum One (1) Year Vesting, Restriction Period, and Performance Period.    Notwithstanding anything contained in the Plan to the contrary, Awards up to a maximum of five percent (5%) of the Shares available for grant pursuant to Section 3.1(a) may be granted without regard to the minimum one (1) year vesting, Restriction Period, and Performance Period requirements of Sections 4.1(b), 4.2(b), 5.2(b), 5.3(b), 5.4(a) and 5.5.

ARTICLE IV.
OPTIONS AND STOCK APPRECIATION RIGHTS

4.1    Options.    The Committee may, in its discretion, grant Options to purchase Shares to Participants; provided, however, Incentive Stock Options shall only be granted to Eligible Employees. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-qualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year (under this Plan or any other plan of the Company, or the Bank or any Subsidiary) exceeds the amount established by the Code (currently $100,000), such Options shall constitute Non-qualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to Eligible Individuals, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of Shares and Exercise Price.    The number of Shares subject to an Option and the Exercise Price upon exercise of the Option shall be determined by the Committee; provided, however, that the Exercise Price upon exercise of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided

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ANNEX A

  further, that if an Incentive Stock Option shall be granted to any Eligible Employee who, at the time such Option is granted, is a Ten Percent Stockholder, the Exercise Price shall not be less than the Exercise Price (currently one hundred ten percent (110%) of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

  (b)    Option Period, Vesting and Exercisability.    The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Stockholder, such Option shall not be exercised later than five (5) years after its date of grant; and provided further, that no portion of an Option awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant. The Committee may, in its discretion, determine that an Option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Goals which shall be satisfied or met as a condition to the exercisability of all or a portion of such Option. An exercisable Option, or portion thereof, may be exercised only with respect to whole Shares.

  (c)    Method of Exercise.    An Option Holder may exercise an Option (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash (by certified or bank check or such other instrument as the Company may accept); or (B) if and to the extent permitted by the Committee (aa) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares already owned by the Option Holder having a Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price payable by reason of such exercise; (bb) authorizing the Company to withhold from the Shares to be issued upon exercise of the Option a number of whole Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate Exercise Price to be paid by the Option Holder; (cc) by a cashless exercise through a broker-assisted arrangement to the extent permitted by applicable law; or (dd) through any other method permitted by applicable law approved by the Committee in its sole discretion, in each case to the extent set forth in the Award Agreement relating to the Option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the Option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Share which would be required to pay such Exercise Price shall be disregarded and the remaining amount due shall be paid in cash by the Option Holder. No Shares shall be issued and no certificate representing Common Stock shall be delivered until the full Exercise Price therefor and any withholding taxes thereon have been paid (or arrangement made for such payment to the Company's satisfaction).

4.2    Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such Eligible Individuals as may be selected by the Committee. The Award Agreement relating to a SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR; provided, however, that a Tandem SAR may be granted only at the same time as the Option to which it relates. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of SARs and Base Price.    The number of SARs subject to an Award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such related Incentive Stock Option is granted. The base price of a Tandem SAR shall be the Exercise Price per Share of the related Option. The base price of each Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) Share on the date of grant of such SAR.

  (b)    Exercise Period, Vesting and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised more than ten (10) years after its grant date; provided further, that no Tandem SAR shall be exercised after the expiration, cancellation, forfeiture, or other termination of the related Option; and provided further, that no portion of an SAR awarded to a Participant shall become vested and exercisable earlier than one (1) year after the date of grant. The Committee may, in its discretion, establish Performance Goals that shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, whether in the case of a Tandem SAR or a Free-Standing SAR, only with respect to whole Shares. If an SAR is exercised for Shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.2(c), or such Shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Shares subject to such SAR.

  (c)    Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs that are being exercised, (ii) by surrendering to the Company any Options that are cancelled by reason of the exercise of the Tandem SAR, and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may

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ANNEX A

  be exercised (A) by giving written notice to the Company specifying the whole number of SARs that are being exercised, and (B) by executing such documents as the Company may reasonably request.

4.3    Termination of Employment or Service.    All of the terms relating to the exercise, cancellation, or other disposition of an Option or SAR upon a termination of employment or service with the Company, the Bank or a Subsidiary of the holder of such Option or SAR, as the case may be, whether by reason of disability, Retirement, death, or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

4.4    Dividend Equivalents.    Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option or SAR.

4.5    No Repricing.    The Committee shall not without the approval of the stockholders of the Company, (i) reduce the Exercise Price or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower Exercise Price or base price, or (iii) cancel any previously granted Option or SAR in exchange for cash or another Award if the Exercise Price of such Option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case other than as provided in Section 8.8 in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares.

ARTICLE V.
STOCK AWARDS

5.1    Stock Awards.    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Stock Awards to Eligible Individuals. The Award Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, or Other Stock-Based Award.

5.2    Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of Shares and Other Terms.    The number of Shares subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any), and Performance Goals (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Award Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of this Plan, (i) for the vesting of the Shares subject to such Award (A) if the holder of such Award remains continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and (B) if specified Performance Goals (if any) are satisfied or met during a specified Performance Period; and (ii) for the forfeiture of the Shares subject to such Award (x) if the holder of such Award does not remain continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period or (y) if specified Performance Goals (if any) are not satisfied or met during a specified Performance Period. Notwithstanding the foregoing, Awards of Restricted Stock to Participants shall have a vesting period and Restriction Period of at least one (1) year.

  (c)    Stock Issuance.    During the Restriction Period, the Shares of Restricted Stock shall be held by a custodian or trustee in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 8.7, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms, and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Restricted Stock Award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of any applicable Performance Goals), subject to the Company's right to require payment of any taxes in accordance with Section 8.6, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such Restricted Stock Award.

  (d)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Award Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such Restricted Stock Award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends, and the right to participate in any capital adjustment applicable to all holders of Common Stock.

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ANNEX A

5.3    Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of Shares and Other Terms.    The number of Shares subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any), and Performance Goals (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Award Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, (A) for the vesting of such Restricted Stock Unit Award (i) if the holder of such Award remains continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and (ii) if specified Performance Goals (if any) are satisfied or met during a specified Performance Period, and (B) for the forfeiture of the Shares subject to such Award (x) if the holder of such Award does not remain continuously in the employment or service of the Company, the Bank or a Subsidiary during the specified Restriction Period, and/or (y) if specified Performance Goals (if any) are not satisfied or met during a specified Performance Period. Notwithstanding the foregoing, Awards of Restricted Stock Units to Participants shall have a vesting period and Restriction Period of at least one (1) year.

  (c)    Settlement of Restricted Stock Unit Awards.    The Award Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such Award may be paid in Shares or cash, or a combination thereof, and (ii) whether the Participant thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents with respect to the number of Shares subject to such Restricted Stock Unit Award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Restricted Stock Unit Award. To the extent payment of a Restricted Stock Unit Award is made in Shares, the Committee shall cause a stock certificate or evidence of book-entry Shares, together with any dividends and other distributions with respect thereto, to be delivered free of any restrictive legend other than as may be required by applicable law or the terms of the Award Agreement.

5.4    Deferred Stock Awards.    Deferred Stock Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Number of Shares and Other Terms.    The number of Shares subject to a Deferred Stock Award and the deferral period, restrictions (if any) to which the Deferred Stock Award is subject shall be determined by the Committee. Notwithstanding the foregoing, Deferred Stock Awards to Participants shall have a vesting or restriction period of at least one (1) year.

  (b)    Payment of Deferred Stock Awards.    Upon expiration of the deferral period and other restrictions (if any) specified in the Award Agreement for the Deferred Stock, subject to the Company's right to require payment of any taxes in accordance with Section 8.6, the Committee shall cause a stock certificate or evidence of book-entry Shares, together with any dividends and other distributions with respect thereto, to be delivered free of any restrictive legend other than as may be required by applicable law or the terms of the Award Agreement.

5.5    Other Stock-Based Awards.    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Eligible Individuals. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as determined by the Committee to be consistent with the purposes of the Plan, including, without limitation, Shares awarded purely as a "bonus" or other "incentive," including annual incentive awards, whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to the book value of Shares or the value of securities of, or the performance of, the Company, the Bank or specified Subsidiaries. The Committee shall determine the terms and conditions of such Other Stock-Based Awards, which may include attainment of Performance Goals. Shares delivered pursuant to an Other Stock-Based Award in the nature of a purchase right granted under this Section 5.5 shall be purchased for such consideration, and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine. Notwithstanding the foregoing, Other Stock-Based Awards to Participants containing a vesting or Performance Period shall have a vesting period or Performance Period of at least one (1) year.

5.6    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Goals and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such Stock Award upon a termination of employment or service with the Company, the Bank or a Subsidiary of the holder of such Award, whether by reason of disability, Retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

ARTICLE VI.
PERFORMANCE AWARDS

6.1    Performance Awards.    Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Awards to such Eligible Individuals, including Covered Employees, as may be selected by the Committee.

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ANNEX A

6.2    Terms of Performance Awards.    Performance Awards shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

  (a)    Amount and Value of Performance Award and Performance Goals.    The method of determining the amount and value of the Performance Award, and the Performance Goals and Performance Period applicable to a Performance Award, shall be determined by the Committee.

  (b)    Vesting and Forfeiture.    The Award Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for (i) the vesting of such Performance Award if the specified Performance Goals are satisfied or met during the specified Performance Period, and (ii) for the forfeiture of such Performance Award if the specified Performance Goals are not satisfied or met during the specified Performance Period.

  (c)    Settlement and Payment of Performance Awards.    The Award Agreement relating to a Performance Award shall specify whether such Award may be settled and paid in Shares (including Shares of Restricted Stock) or cash, or a combination thereof. If a Performance Award is settled in Shares of Restricted Stock, such Shares of Restricted Stock shall be issued to the Participant in book entry form, or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 5.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in Shares, including Shares of Restricted Stock, the holder of such Performance Award shall have no rights as a stockholder of the Company.

6.3    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Goals and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such Performance Award upon a termination of employment or service of the Participant with the Company, the Bank or a Subsidiary, whether by reason of disability, Retirement, death, or any other reason, shall be determined by the Committee and set forth in the applicable Award Agreement.

6.4    Code Section 162(m).    The following provisions shall only apply to Grandfathered 162(m) Awards:

  (a)    In General.    As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Grandfathered 162(m) Award was and shall be conditioned on the attainment of Performance Goals during a Performance Period established by the Committee, and must meet the requirements of this Section 6.4.

  (b)    Establishment of Performance Goals.    With respect to Grandfathered 162(m) Awards , the Committee shall have established (i) the applicable Performance Goals and Performance Period, (ii) the formula for computing the Performance Award, and (iii) such other terms and conditions applicable to the Performance Award in writing while the outcome of the applicable Performance Period is substantially uncertain, but in no event later than the earlier of: (A) ninety (90) days after the beginning of the applicable Performance Period; or (B) the expiration of twenty-five percent (25%) of the applicable Performance Period.

  (c)    Certification of Performance.    With respect to Grandfathered 162(m) Awards , the Committee shall certify in writing whether the applicable Performance Goals and other material terms imposed on such Grandfathered 162(m) Awards have been satisfied, and, if they have, ascertain the amount of the applicable Grandfathered 162(m) Award. No such Grandfathered 162(m) Award shall be granted, vested, exercisable and/or settled, as the case may be, until the Committee makes such certification.

  (d)    Modifying Performance Awards.    The Committee may have provided in any Grandfathered 162(m) Award that any evaluation of performance may include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) changes in tax laws, GAAP or other laws or accounting standards, (iv) reorganization or restructuring programs, (v) acquisitions or divestitures, (vi) foreign exchange gains and losses or (vii) gains and losses that are treated as extraordinary items under Accounting Standards Codification Topic 225. Such inclusions or exclusions shall have been prescribed in a form and at a time that met the requirements of Code Section 162(m) for qualification of the Performance-Based Compensation.

  (e)    Adjustment of Performance-Based Compensation.    The Committee shall have no discretion to increase the amount payable pursuant to Grandfathered 162(m) Awards beyond the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s). The Committee shall, however, retain the discretion to decrease the amount payable pursuant to such Grandfathered 162(m) Awards below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s), either on a formula or discretionary basis or any combination, as the Committee determines, in its sole discretion, provided, however, that such exercise of Committee discretion does not cause the Grandfathered 162(m) Award to fail to qualify as Performance-Based Compensation.

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ANNEX A

  (f)    Committee Discretion.    In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Goals or permit flexibility with respect to the terms of any Grandfathered 162(m) Award or Awards to be treated as Performance-Based Compensation without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

ARTICLE VII.
ANNUAL INCENTIVE AWARDS

Subject to the terms of the Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, Performance Period, the potential amount payable, and the timing and form of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the Performance Period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant's death, disability , Retirement, or such other circumstances as the Committee may specify; and (b) the Performance Period must relate to a period of one (1) fiscal year of the Company except that, if the Award is made in the year the Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one (1) fiscal year.

ARTICLE VIII.
GENERAL

8.1    Effective Date and Term of Plan.    Amendments to the Initial Plan shall be submitted to the stockholders of the Company for approval at the Company's 2019 annual meeting of stockholders and, if so approved, the Initial Plan shall be amended and such amendments shall become effective as of the date approved by the Company's stockholders. The Plan shall automatically terminate the day before the ten (10) year anniversary of its Initial Effective Date, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any Award granted prior to termination. Awards hereunder may be made at any time prior to the termination of the Plan. In the event that the amendments to the Plan are not approved by the stockholders of the Company, the Initial Plan shall remain in force and effect. The Board may suspend or terminate the Plan in whole or in part at any time prior to the ten (10) year anniversary of the Initial Effective Date; provided, however, that all Awards theretofore granted that are then outstanding shall remain outstanding on the terms and conditions set forth in the Award Agreement evidencing such Awards.

8.2  Amendments.

  (a)   The Board may amend the Plan as it shall deem advisable; provided, however that no amendment to the Plan shall be effective without the approval of the Company's stockholders if (i) stockholder approval is required by applicable law, rule or regulation or any applicable stock exchange rule on which the Shares are traded; or (ii) such amendment seeks to modify Section 4.5 hereof; provided further, that no amendment may impair the rights of a holder of an outstanding Award without the consent of such holder subject to Section 8.2(b) below and Sections 8.3, 8.8 and 8.15 of the Plan.

  (b)   Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to (i) any law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder, and (ii) any applicable exchange requirements. By accepting an Award under the Plan, a Participant agrees to any amendment made pursuant to this paragraph (b) to the Plan and any Award Agreement without further consideration or action.

8.3    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

  (a)   Except as may be limited by Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 8.8) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (b)   The Committee or its authorized delegate shall retain the discretion to decrease the amount payable pursuant to an Annual Incentive Award below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s) over the applicable Performance Period, either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

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ANNEX A

  (c)   Any subplan may provide that the Committee or its authorized delegate shall retain the discretion to decrease the amount payable pursuant to an Annual Incentive Award under such subplan below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s) over the applicable Performance Period, either on a formula or discretionary basis or any combination, as the Committee or its authorized delegate determines is appropriate.

  (d)   The determination of the Committee (or its authorized delegate, if applicable) as to any adjustments made pursuant to paragraphs (a), (b) and (c) above shall be conclusive and binding on Participants under the Plan. By accepting an Award under the Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 8.3 without further consideration or action.

8.4    Award Agreement.    Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Award Agreement is executed by the Company and, to the extent required by the Company, either executed by the Participant or accepted by the Participant by electronic means approved by the Company within the time period specified by the Company. Upon such execution, or electronic acceptance, and delivery of the Award Agreement to the Company, such Award shall be effective as of the effective date set forth in the Award Agreement.

8.5    Non-Transferability.    No Award shall be transferable other than by will, the laws of descent and distribution, or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award Agreement relating to such Award, to the holder's family members, a trust or entity established by the holder for estate planning purposes, or a charitable organization designated by the holder, in each case without consideration. Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of the transferred Award and the Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations. Notwithstanding any provision of the Plan to the contrary, no Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, that at the discretion of the Committee, an Incentive Stock Option may be transferred to a grantor trust under which Participant making the transfer is the sole beneficiary.

8.6    Tax Withholding.    Prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an Award made hereunder, the Company shall have the right to require payment by the holder of such Award of any federal, state, local, or other taxes which may be required to be withheld or paid in connection with such Award. An Award Agreement may provide that (a) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation, or (b) the holder may satisfy any such obligation by any of the following means: (i) a cash payment to the Company; (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (iii) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (iv) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (v) any combination of (i), (ii) and (iii), in each case to the extent set forth in the Award Agreement relating to the Award. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

8.7    Restrictions on Shares.    Each Award made hereunder shall be subject to the requirement that, if at any time, the Company determines that the listing, registration, or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action, is necessary or desirable as a condition of, or in connection with, the delivery of Shares thereunder, such Shares shall not be delivered unless such listing, registration, qualification, consent, approval, or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer, or other disposition thereof by the holder is prohibited except in compliance with applicable securities laws.

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ANNEX A

8.8  Adjustment.

  (a)   In the event of any equity restructuring that causes the per share value of Shares to change (such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary dividend), then (i) the number and class of securities available under this Plan, (ii) the number and class of securities subject to each outstanding Option or SAR and the Exercise Price or base price per Share, (iii) the terms of each outstanding Stock Award, including the number and class of securities subject thereto, (iv) the terms of each outstanding Performance Award, (v) the maximum number of securities with respect to which Options or SARs may be granted during any fiscal year of the Company to any one grantee, (vi) the maximum number of Shares that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Goals or a Performance Award, and (vii) the maximum amount that may be payable pursuant to any Performance Award denominated in cash granted during any fiscal year of the Company to any one grantee, shall be appropriately and equitably adjusted by the Committee in order to prevent dilution or enlargement of the rights of Participants (such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A).

  (b)   In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in Section 8.8(a) may be made, as determined to be appropriate and equitable, by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of Participants.

  (c)   The decision of the Committee regarding any such adjustment described in Sections 8.8(a) and (b) shall be final, binding, and conclusive. If any such adjustment would result in a fractional security or Share being (i) available under this Plan, such fractional security or Share shall be disregarded, or (ii) subject to an Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise, or settlement of such Award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (aa) the Fair Market Value on the vesting, exercise, or settlement date over (bb) the Exercise Price or base price, if any, of such Award.

8.9    Change in Control.    Notwithstanding any other provision of the Plan to the contrary, and unless otherwise provided in the Award Agreement (which Award Agreement shall preclude the acceleration of vesting, exercisability, Restriction Period or Performance Period of any Award based solely upon a Change in Control without a termination of the Participant's employment), in the event of a Change in Control, the following provisions shall apply to Eligible Employees who are Participants:

  (a)   Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested, shall become fully exercisable and vested upon the termination of the Participant's employment with the Company and its Affiliates without Cause or for Good Reason during the Applicable Period.

  (b)   The restrictions applicable to any Restricted Stock, Restricted Stock Unit Award, or other Stock Award which are not performance-based shall lapse and such Restricted Stock or Restricted Stock Unit or other Stock Award shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant's employment without Cause or for Good Reason during the Applicable Period.

  (c)   The conditions applicable to any Performance Award shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant's employment without Cause or for Good Reason during the Applicable Period.

  For purposes of this Section 8.9 and unless otherwise provided in the Award Agreement, the term "Applicable Period" means the twenty-four (24) month period ending on the second year anniversary of a Change in Control.

  In order to maintain the Participants' rights in the event of a Change in Control, the Committee, as constituted before such Change in Control, is hereby authorized, and has sole discretion, as to any Award, either in an Award Agreement at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation, cash-out, or purchase of any such Award for an amount of cash or Shares or any combination thereof equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights, had such Award been currently exercisable or payable; (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company; or (iii) in the case of any Option or SAR with an Exercise Price or base price that equals or exceeds the price paid for a Share in connection with a Change in Control, the Committee may cancel such Option or SAR without the payment of consideration therefor.

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ANNEX A

8.10    Deferrals.    The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any Award made hereunder shall be deferred; or the Committee may, in its sole discretion, approve deferral elections made by holders of Awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to compliance with the requirements of Section 409A.

8.11    No Right of Participation, Employment, or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in the Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by, or service with, the Company, the Bank or any Subsidiary, or affect in any manner the right of the Company, the Bank or any Subsidiary, to terminate the employment of any person at any time without liability hereunder.

8.12    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any Shares or other equity security of the Company which is subject to an Award hereunder, unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

8.13    Designation of Beneficiary.    To the extent permitted by the Committee, a holder of an Award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime, on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Award held by such holder, to the extent vested or exercisable, shall be payable to, or may be exercised by, such holder's executor, administrator, legal representative, or similar person.

8.14    Governing Law.    This Plan, each Award hereunder, and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed in accordance therewith without giving effect to principles of conflicts of laws. The federal and state courts having jurisdiction in the county in the State of New York in which the Company's headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Option, SAR or other Award granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

8.15    Clawback, Forfeiture, or Recoupment.    All Awards shall be subject to forfeiture, recoupment or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time by the Company, and such forfeiture, recoupment or other penalties as determined by the Committee.

8.16    Compliance with Section 409A.    To the extent that the Plan and/or any Options, SARs or other Awards granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in Section 409A, the Plan and any Award Agreements, as applicable, shall be operated, administered and construed so as to comply with the requirements of Section 409A. The Plan and any Award Agreements shall be subject to amendment, with or without advance notice to Participants, Option Holders and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Participants, Option Holders and other interested parties, to the extent necessary to effect compliance with Section 409A.

8.17    Compliance with Section 304 of Sarbanes-Oxley.    If the Company is required to prepare an accounting restatement due to the Company's material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, and to the extent that the Chief Executive Officer and Chief Financial Officer of the Company are required by Section 304 of the Sarbanes-Oxley Act of 2002 to reimburse the Company for (a) any bonus or other incentive-based or equity-based compensation received, or (b) any profits from the sale of Company securities realized, during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (whichever occurs first) of the document giving rise to the reporting requirement, each such officer shall forfeit the portions or entirety of any Options, SARs or other Awards that result in such compensation or profits. This Section 8.17 shall not be interpreted to limit the scope of any officer's obligation under Section 304 of the Sarbanes-Oxley Act of 2002. Each term within this Section 8.17 that is not defined herein shall have the meaning ascribed to it pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended.

8.18    Compliance with Section 10D of the Exchange Act.    To the extent that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under the securities laws, and any Options, SARs or other Awards granted or awarded under the Plan are construed to be incentive-based compensation received by an

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ANNEX A

executive officer during the three (3) year period preceding the date on which such requirement arises, based on the erroneous data, then the executive officer shall repay the Company any amount of such compensation that was received based on such Options, SARs or other Awards in excess of what would have been received under the accounting restatement. In order to effect this repayment, outstanding Options, SARs or other Awards shall be forfeited to the extent that the Committee determines, in its sole discretion, that such Options, SARs or other Awards resulted in such compensation being received and such forfeitures would result in repayment of such compensation. This Section 8.18 shall not be interpreted to limit the scope of any executive officer's obligation under any other policy of the Company with respect to repayment of compensation following such material noncompliance. Each term within this Section 8.18 that is not defined herein shall have the meaning ascribed to it pursuant to Section 10D of the Exchange Act as implemented in the listing requirements of any national securities exchange on which the Company lists or seeks to list its securities.

8.19    Code Section 83(b) Elections.    If and to the extent permitted by the Committee and specified in an Award Agreement other than a Restricted Stock Award that is a Performance Award, a Participant may be permitted or required to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Participant instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the legend as the Committee, in its discretion, may specify. In the event of the Participant's termination of service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Participant shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Participant or his or her estate of an amount equal to the lesser of the amount paid by the Participant for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

8.20    Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program.    To the extent permitted by the Committee, the Participant receiving an Award (other than an Option or a SAR) may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan of the Employer in which the Participant is eligible to participate and which complies with the requirements of Section 409A.

8.21    Successors and Assigns.    The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

8.22    Unfunded Plan.    The Plan is unfunded and neither the Company nor the Board nor the Committee shall be required to establish any fund or to segregate any assets relating thereto.

8.23    Non-Uniform Treatment.    The Committee's determinations under the Plan need not be uniform and the Committee may make non-uniform Awards and selective determinations, amendments and adjustments, and enter into non-uniform and selective Award Agreements.

8.24    Plan Headings.    The headings in the Plan are for convenience only and are not intended to define or limit the construction of Plan provisions.

ARTICLE IX.
CERTAIN DEFINITIONS

"Affiliate" means any entity that, directly or through one or more intermediaries, controls or is controlled by or is under common control with the Company.

"Amendment Effective Date" has the meaning set forth in Section 1.2.

"Annual Incentive Award" means an Award pursuant to Article VII consisting of the right to receive a cash payment, Stock Award or Performance Award, at the discretion of the Committee, to the extent Performance Goals are achieved and/or other requirements of the Award are met.

"Applicable Period" has the meaning set forth in Section 8.9.

"Award" means any award or payment permitted or granted under the Plan, including Non-qualified Stock Options, Incentive Stock Options, SARs, Stock Awards, Performance Awards, Substitute Awards, and Annual Incentive Awards.

"Award Agreement" means the written or electronic agreement evidencing an Award hereunder between the Company and the recipient of such Award, which may include a notice evidencing the Award, which agreement shall to the extent required by Section 409A, or required to satisfy an exception to Section 409A, specify the time and form of payment of the Award.

"Bank" means Sterling National Bank, a national banking association, and any successor thereto.

"Board" means the Board of Directors of the Company.

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"Cause" means any one or more of the following:

  (a)   for an Eligible Individual who is neither a Non-Employee Director nor an Eligible Employee of the Company, the Bank or any Subsidiary regulated by the Office of the Comptroller of the Currency, termination of employment with the Employer upon the occurrence of any of the following:

    (i)
    the Eligible Individual intentionally engages in dishonest conduct in connection with his or her performance of services for the Employer resulting in his or her conviction of or plea of guilty or nolo contendere to a felony;

    (ii)
    the Eligible Individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

    (iii)
    the Eligible Individual willfully fails or refuses to perform his or her duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

    (iv)
    the Eligible Individual breaches his or her fiduciary duties to the Employer for personal profit; or

    (v)
    the Eligible Individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his or her performance of services for the Employer;

  (b)   for an Eligible Individual who is an Eligible Employee of the Company, the Bank or any Subsidiary regulated by the Office of the Comptroller of the Currency, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Individual, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such Eligible Individual shall not be deemed to have been discharged for cause unless and until he or she shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his or her own behalf, or through a representative, who may be his or her legal counsel, to refute the grounds for the proposed determination, finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the Eligible Individual for cause;

  (c)   for an Eligible Individual who is a Non-Employee Director, removal for cause under the terms of any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a Non-Employee Director; or

"Change in Control" means the occurrence of any of the following after the Initial Effective Date:

  (a)   any event (other than an event described in paragraph (c) below) upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iii) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing more than fifty percent (50%) or more of the combined voting power of all of the Company's then outstanding securities; or

  (b)   any event upon which the individuals who, on the date the Initial Plan is adopted, are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds (2/3) of the members of the Board then in office who were either members of the Board on the Initial Effective Date or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company; or

  (c)   the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

    (i)
    either (A) the members of the Board immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (B) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing fifty percent (50%) or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

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    (ii)
    the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

  (d)   the approval of the stockholders of the Company of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

  (e)   any event that would be described in paragraphs (a), (b), (c) or (d) above if the word "Bank" were substituted for the "Company" therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a Subsidiary, by the Company, the Bank, or any other Subsidiary, or by any employee benefit plan maintained by any of them.

Notwithstanding the foregoing, with respect to an Award that (i) is subject to Section 409A, and (ii) provides for a Change in Control to accelerate the timing of payment thereunder, the term "Change in Control" shall mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company as defined in Section 409A, but only to the extent inconsistent with the above definition, and only to the minimum extent necessary to comply with Section 409A as determined by the Committee.

"Code" means the Internal Revenue Code of 1986, as amended. Any reference to a Code section shall be deemed to include the regulations promulgated thereunder.

"Committee" means the Compensation Committee of the Board or such other committee of Non-Employee Directors of the Board as may be designated by the Board from time to time, which shall consist of two or more members of the Board who (i) are not current or former officers or employees of the Company, the Bank or any Subsidiary, (ii) are "outside directors" to the extent required by and within the meaning of Code Section 162(m) with respect to Grandfathered 162(m) Awards, (iii) are "non-employee directors" to the extent required by and within the meaning of Rule 16b-3 under the Exchange Act or any similar applicable rule which may subsequently be in effect, and (iv) who are independent directors within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded. Notwithstanding the foregoing, during any time period that Awards to Non-Employee Directors are granted by Board, all references to the "Committee" in the Plan with respect to Awards to Non-Employee Directors shall mean the Board.

"Common Stock" means the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto, which may be authorized and unissued or treasury shares or such other shares as may be substituted pursuant to the Plan.

"Company" means Sterling Bancorp, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

"Covered Employee" means for any taxable year of the Company in which a Grandfathered 162(m) Award was granted, an Employee who was, or who the Committee determines was reasonably likely to be, a "covered employee" within the meaning of Code Section 162(m).

"Deferred Stock" means a right granted to a Participant to receive Shares, to the extent vested, at the end of a specified deferral period.

"Deferred Stock Award" means an Award of Deferred Stock granted pursuant to Section 5.4 the Plan.

"Early Retirement" means termination of all service for the Employer at or after attainment of age fifty-five (55) and the completion of at least ten (10) consecutive years of Service.

"Eligible Employee" means any employee of the Company, the Bank or a Subsidiary (or any individual to whom an offer of employment with the Company, the Bank or any Subsidiary is extended), whom the Committee or its delegees under the Plan may select to receive an Award; provided, however, that for purposes of Awards of Incentive Stock Options, an Eligible Employee means an employee of the Company, the Bank or any Subsidiary within the meaning of Code Section 424.

"Eligible Individual" means any Eligible Employee or Non-Employee Director.

"Employer" means the Company, the Bank, any Subsidiary and any successor thereto. With respect to any Eligible Individual, "Employer" shall mean the entity that employs such Eligible Individual or upon whose board of directors such Eligible Individual serves.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

"Fair Market Value" means, with respect to a Share on a specified date:

  (a)   the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or

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  admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

  (b)   if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

  (c)   if paragraphs (a) and (b) are not applicable, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A.

"Free-Standing SAR" means an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, cash or Shares (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

"GAAP" means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of the Company and the Bank.

"Good Reason" means the following, unless otherwise provided in an Award Agreement: (i) to the extent defined in a Participant's employment, Change in Control severance or similar agreement, the term "Good Reason" shall have the same meaning as set forth in such agreement with respect to such Participant or (ii) in the case of any Participant not covered by clause (i), the term "Good Reason" means the occurrence of one or more of the following without Participant's consent, which circumstances are not remedied by the Company within thirty (30) days of the Company's receipt of a written notice from the Participant of such circumstance(s), which notice must be given by Participant within ninety (90) days of the initial occurrence of the circumstance(s): (A) a material diminution in Participant's base compensation; (B) a material diminution in the Participant's authority, duties, or responsibilities; or (C) a change in the geographic location at which Participant must perform his or her duties that is more than fifty (50) miles from the location of Participant's principal workplace immediately prior to the Change in Control.

"Grandfathered 162(m) Award" means an Award granted to a Covered Employee pursuant to an Award Agreement that constitutes a "written binding contract" (within the meaning of the TCJA) in effect on November 2, 2017, that is intended to comply with the Performance-Based Compensation exception under Code Section 162(m).

"Incentive Stock Option" means a right of an Eligible Employee to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

"Initial Effective Date" has the meaning set forth in Section 1.2.

"Initial Plan" has the meaning set forth in Section 1.2.

"Non-Employee Director" means any director of the Company, the Bank, or any Subsidiary who is not an officer or employee of the Company, the Bank or any Subsidiary.

"Non-qualified Stock Option" means a right of an Eligible Individual to purchase Shares which is not an Incentive Stock Option.

"Option" means a right to purchase Shares which is granted pursuant to Section 4.1, and may be either an Incentive Stock Option or a Non-qualified Stock Option.

"Option Holder" means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

"Other Stock-Based Award" means an Award that is denominated or payable in, valued by reference to, or otherwise based on or related to, Shares.

"Participant" means any Eligible Individual selected to receive an Award by the Committee.

"Performance Award" means an Award described in Article VI that consists of a right to receive an amount of cash, Shares, or a combination of both, contingent upon the attainment of specified Performance Goals within a specified Performance Period, and may be a Performance Unit Award, or a performance-based Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, or an Annual Incentive Award.

"Performance-Based Compensation" means qualified performance-based compensation within the meaning of Treasury Regulation Section 1.162-27(e) .

"Performance Goals" means the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the grant or exercisability of all or a portion of an Option or SAR, or (b) during the applicable Restriction Period or Performance Period as a condition to the vesting of an Award or the payment with respect to an Award, as applicable.

Sterling Bancorp - 2021 Proxy Statement     |    A-15

To the extent necessary for Grandfathered 162(m) Awards, such criteria and objectives shall have been one (1) or more (either alone or in combination) of the following Company-wide or Bank, Subsidiary, division, operating unit, or individual measures:

  (i)
  basic earnings per Share;

  (ii)
  basic cash earnings per Share;

  (iii)
  diluted earnings per Share;

  (iv)
  diluted cash earnings per Share;

  (v)
  net income;

  (vi)
  cash earnings;

  (vii)
  net interest income;

  (viii)
  non-interest income;

  (ix)
  general and administrative expense to average assets ratio;

  (x)
  cash general and administrative expense to average assets ratio;

  (xi)
  efficiency ratio;

  (xii)
  cash efficiency ratio;

  (xiii)
  return on average assets;

  (xiv)
  cash return on average assets;

  (xv)
  cash return on average tangible assets;

  (xvi)
  return on average tangible assets;

  (xvii)
  return on average stockholders' equity;

  (xviii)
  cash return on average stockholders' equity;

  (xix)
  return on average tangible stockholders' equity;

  (xx)
  cash return on average tangible stockholders' equity;

  (xxi)
  total stockholder return;

  (xxii)
  core earnings;

  (xxiii)
  operating income;

  (xxiv)
  net interest rate spread;

  (xxv)
  loan production volume;

  (xxvi)
  non-performing loans;

  (xxvii)
  cash flow;

  (xxviii)
  strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

  (xxviii)
  any combination of the foregoing; and

  (xxx)
  except in the case of a Covered Employee, any other performance criteria established by the Committee.

Performance Goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and/or published or special index, and may be applied on a consolidated basis or to the Bank, individual business units, divisions or Subsidiaries, and/or may include or exclude the impact on reported financial results of any of the items set forth in Section 6.4(d).

Performance Goals that have meanings ascribed to them by GAAP shall have the meanings assigned to them under GAAP as in effect and applied to the Company and the Bank on the date on which the Performance Goals are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash earnings or cash returns shall refer to or be calculated based upon net income adjusted to exclude

A-16     |    Sterling Bancorp - 2021 Proxy Statement

non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals.

Performance Goals shall be subject to such other special rules and conditions as the Committee may establish; provided, however, that to the extent such Performance Goals relate to Grandfathered 162(m) Awards , such special rules and conditions shall not be inconsistent with the provisions of Treasury Regulation Section 1.162-27(e) or any successor regulation describing "qualified performance-based compensation." In the sole discretion of the Committee, but subject to compliance with Section 162(m) of the Code with respect to Grandfathered 162(m) Awards, the Committee may amend or adjust the Performance Goals or other terms and conditions of an outstanding Award in recognition of unusual, nonrecurring, or one-time events affecting the Company, its financial statements, or changes in law or accounting principles.

"Performance Option" means an Incentive Stock Option or Non-qualified Stock Option, the exercisability of all or a portion of which, is contingent upon the attainment of specified Performance Goals within a specified Performance Period.

"Performance Period" means any period of not less than twelve (12) months designated by the Committee during which (i) the Performance Goals applicable to an Award shall be measured, and (ii) the conditions to vesting applicable to an Award shall remain in effect.

"Performance Unit Award" means a Performance Unit Award granted pursuant to Article VI denominated in a specified dollar amount and representing the right to receive payment (in Shares, cash or such combination of Shares and cash as the Committee, in its discretion, shall determine at any time prior to payment) of the specified dollar amount or a percentage (which may be more than one hundred percent (100%)) of the specified dollar amount depending upon the level of the applicable Performance Goal achieved; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

"Person" means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization or any other business organization or institution.

"Plan" has the meaning set forth in Section 1.1.

"Prior Plan" means the Sterling Bancorp 2014 Stock Incentive Plan.

"Restricted Stock" means Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Goals within a specified Performance Period.

"Restricted Stock Award" means an Award of Restricted Stock under this Plan.

"Restricted Stock Unit" means a right to receive one (1) Share or, in lieu thereof, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Goals within a specified Performance Period.

"Restricted Stock Unit Award" means an Award of Restricted Stock Units under this Plan.

"Restriction Period" means any period during which (a) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Award Agreement relating to such Award, or (b) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

"Retirement" means: (a) termination of service with the Employer in all capacities at or after attaining age sixty-five (65), or (b) Early Retirement. No termination of service shall be deemed a "Retirement" unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he or she agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two (2) years.

"SAR" and "Stock Appreciation Right" means an Award granted pursuant to Section 4.2 of the Plan under which a Participant has the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise, which may be a Free-Standing SAR or a Tandem SAR.

"Section 409A" means Section 409A of the Code and the regulatory and other guidance issued thereunder by the United States Department of Treasury and/or Internal Revenue Service.

"Shares" means shares of Common Stock.

"Stock Award" means a Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Award, or Other Stock-Based Award.

Sterling Bancorp - 2021 Proxy Statement     |    A-17

"Subsidiary" means any corporation, limited liability company, partnership, joint venture, or other entity in which the Company or the Bank owns, directly or indirectly, an equity interest possessing fifty percent (50%) or more of the combined voting power of the total outstanding equity interests of such entity, including any entity that becomes a Subsidiary after the Initial Effective Date.

"Substitute Award" means an Award granted under this Plan upon the assumption of, or in substitution for, or exchange outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction with the Company, the Bank or a Subsidiary, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.

"Tandem SAR" means an SAR which is granted in tandem with, or by reference to, an Option (including a Non-qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such Option, cash or Shares (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such Option, or portion thereof, which is surrendered.

"Tax Date" has the meaning set forth in Section 8.6.

"TCJA" means the Tax Cuts and Jobs Act of 2017.

"Ten Percent Stockholder" means an Eligible Employee who owns, or is deemed to own pursuant to Code Section 424, stock having more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

* * *

A-18     |    Sterling Bancorp - 2021 Proxy Statement

ANNEX B

ANNEX B

GAAP Reconciliation

As previously described, for the purposes of certifying the Company's performance under the Company's compensation plans, the Compensation Committee at times makes adjustments to the Company's GAAP results to ensure that the participants are compensated for the Company's adjusted financial performance. These adjustments mainly include gains or losses on sales of investment securities, merger-related and restructuring charges related to material mergers and/or acquisitions of businesses or loan portfolios and similar isolated or specific Board identified and approved performance items. These adjustments are made so that participants are compensated for the Company's organic performance and are neither penalized nor rewarded for one-time charges, unusual gains, or other non-recurring events.

The adjustments for 2020 impact the STI Plan's performance metrics of EPS and ROATA. The Company derives each of these non-GAAP performance metrics from its adjusted net income available to common stockholders, which, as described below, is a non-GAAP financial measure, and accordingly, each of these adjusted financial measures is determined by methods other than in accordance with GAAP. See the below reconciliation of the Company's non-GAAP financial measures within the meaning of Regulation G adopted by the SEC. Using adjusted net income available to common stockholders resulted in EPS of $1.20 and ROATA of 0.82%. Accordingly, after accounting for the Compensation Committee's discretionary assessment of the Company's performance as measured against the 2020 strategic plan, the Compensation Committee scored the Corporate Component at 75% of target.

2020 ADJUSTED NET INCOME FOR ANNUAL INCENTIVE AWARD

Adjusted Net Income ($ in thousands)

Income before income tax expense	$255,668

Income tax expense	29,899
2020 GAAP net income available to common stockholders as reported:	$225,769
Adjustments:
Net (gain) on sale of securities	(9,428)
Loss on extinguishment of debt	19,462
Impairment related to financial centers and real estate consolidation strategy	13,311
Amortization of non-compete agreements and customer list intangibles	686

Total pre-tax adjustments:	24,031
Adjusted pre-tax income	279,699
Adjusted income tax expense	37,759

Adjusted net income (non-GAAP)	241,940
Preferred stock dividend	7,883

Adjusted net income available to common stockholders (non-GAAP)	$234,057

Sterling Bancorp - 2021 Proxy Statement     |    B-1

ANNEX B

2020 ADJUSTED PRE PROVISION NET REVENUE (PPNR) FOR ANNUAL INCENTIVE AWARD

Adjusted PPNR ($ in thousands)

Net interest income	$864,921
Non-interest income	135,562

Total net revenue	1,000,483
Total non-interest expense	492,429
PPNR	508,054
Adjustments:
Accretion Income	(38,504)
Net (gain) on sale of securities	(9,428)
Loss on extinguishment of borrowings	19,462
Impairment related to financial centers and real estate consolidation strategy	13,311
Amortization of non-compete agreements	686

Adjusted PPNR, as reported in Annual Report on Form 10-K	493,581
Add back: Accretion income	38,504
Less: Net charge-off	(122,405)

Adjusted PPNR plus accretion less of charge-offs	$409,680

2020 ANNUAL INCENTIVE AWARD PERFORMANCE METRICS

Performance Metric	GAAP Performance Metric	Performance Metric Calculated Using Adjusted Net Income

EPS(1)	$1.12	$1.20
ROATA(2)	0.76%	0.82%

(1)
Represents adjusted earnings per common share calculated using weighted average diluted common shares.
(2)
Represents the adjusted return on average tangible assets calculated using daily average total assets.

B-2     |    Sterling Bancorp - 2021 Proxy Statement

VIEW MATERIALS & VOTE w SCAN TO STERLING BANCORP TWO BLUE HILL PLAZA, SECOND FLOOR PEARL RIVER, NY 10965 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STL2021 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 25, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D50287-P55888 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. STERLING BANCORP The Board of Directors recommends you vote FOR the following: ! !! 1. Election of (12) Director Nominees for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 02) Navy E. Djonovic 03) Fernando Ferrer 04) Robert Giambrone 07) James J. Landy 08) Maureen Mitchell 09) Patricia M. Nazemetz 10) Richard O'Toole 05) Mona Aboelnaga Kanaan 11) Ralph F. Palleschi 06) Jack Kopnisky 12) William E. Whiston For Against Abstain The Board of Directors recommends you vote FOR the following proposals: ! ! ! ! ! ! ! ! ! 2. Approval of Amendment to the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,500,000 shares (for an aggregate 10,500,000 shares); Approval, by advisory, non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); 3. 4. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021; and 5. Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D50288-P55888 STERLING BANCORP Annual Meeting of Stockholders May 26, 2021 11:00 AM This proxy is solicited by the Board of Directors The Stockholder hereby appoints each of Richard O'Toole and Jack L. Kopnisky, acting as the official proxy committee, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sterling Bancorp (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at www.virtualshareholdermeeting.com/STL2021, on May 26, 2021, at 11:00 a.m. Eastern Time, and at any adjournment thereof, and to act with respect to all votes that the undersigned would be entitled to cast if then personally present. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Continued and to be signed on reverse side

VIEW MATERIALS & VOTE w SCAN TO STERLING BANCORP TWO BLUE HILL PLAZA, SECOND FLOOR PEARL RIVER, NY 10965 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on May 21, 2021. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on May 21, 2021. Have your voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D50289-P55888 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. STERLING BANCORP The Board of Directors recommends you vote FOR the following: ! !! 1. Election of (12) Director Nominees for a one (1) year term until their successors are elected and qualified: Nominees: 01) John P. Cahill 02) Navy E. Djonovic 03) Fernando Ferrer 04) Robert Giambrone 05) Mona Aboelnaga Kanaan 06) Jack Kopnisky 07) James J. Landy 08) Maureen Mitchell 09) Patricia M. Nazemetz 10) Richard O'Toole 11) Ralph F. Palleschi 12) William E. Whiston For Against Abstain The Board of Directors recommends you vote FOR the following proposals: ! ! ! ! ! ! ! ! ! 2. Approval of Amendment to the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,500,000 shares (for an aggregate 10,500,000 shares); Approval, by advisory, non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); 3. 4. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021; and 5. Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PURSUANT TO THE TERMS OF THE STERLING NATIONAL BANK 401(k) AND PROFIT SHARING PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D50290-P55888 STERLING BANCORP Annual Meeting of Stockholders May 26, 2021 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Sterling National Bank 401(k) and Profit Sharing Plan (the "401(k) Plan") to vote all shares of common stock of Sterling Bancorp credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 26, 2021, at 11:00 a.m. Eastern Time, and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00 p.m. Eastern Time on May 21, 2021. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side